As filed with the U.S. Securities and Exchange Commission on September 11, 2023

1933 Act File No. 333-261903

1940 Act File No. 811-23768

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 7

☐ Post-Effective Amendment No.
and
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 7

PANAGRAM CAPITAL, LLC

(Exact name of Registrant as specified in charter)

65 East 55th Street, 29th Floor
New York, NY 10022

(Address of Principal Executive Offices)

(212) 970-1000
(Registrant’s telephone number, including Area Code)

John E. Kim
65 East 55th Street, 29th Floor
New York, NY 10022

(Name and address of agent for service)
Copies of Communications to:

Thomas J. Friedmann
Philip T. Hinkle
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, September 11, 2023

PRELIMINARY PROSPECTUS

[ ] Shares

PANAGRAM CAPITAL CORPORATION

Common Stock
$ per Share

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity tranches of collateralized loan obligations, or “CLOs,” which are collateralized by portfolios consisting primarily of below-investment grade U.S. senior secured loans. We may also invest in other securities and instruments that the Adviser (as defined below) believes are consistent with our investment objectives, including junior and senior debt tranches of CLOs, loan accumulation facilities, and securities issued by other securitization vehicles. The CLO securities in which we primarily seek to invest are typically unrated and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest in are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. Loan accumulation facilities are short- to medium-term facilities (typically ranging from approximately three to 12 months), often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing.

We were organized as Panagram Capital, LLC, a Delaware limited liability company, on July 7, 2021, and intend to convert into a Delaware corporation prior to the completion of this offering. Panagram Capital Corporation Adviser, LLC, or the “Adviser,” is our investment adviser and manages our investments subject to the supervision of our board of directors. Panagram Capital Administrator, LLC, an affiliate of the Adviser, or the “Administrator,” serves as our administrator.

We intend to make regular monthly distributions of all or a portion of our investment company taxable income to holders of our common stock. If our distributions exceed our investment company taxable income in a tax year, such excess will represent a return of capital to our stockholders. Additionally, in order to maintain a stable level of distributions, we may at times pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations. See “Distribution Policy.”

This is our initial public offering and our common stock has no history of public trading. We are offering [ ] shares of common stock. Assuming an initial public offering price of $[ ] per share of common stock (which was our net asset value, or “NAV,” per share as of [ ]). See “Capitalization — Pro Forma Dilution.”

We intend to apply for listing on the New York Stock Exchange, or “NYSE,” under the ticker symbol “PGRM”. Even if shares of our common stock are listed on an exchange as anticipated, such shares may be thinly traded and you may experience losses if you sell on the secondary market under these conditions. We may borrow funds to make investments. As a result we would be exposed to the risk of borrowing (also known as leverage) which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested thereby increasing the risk associated with investing in our common stock.

i

Investors should consider their investment goals, time horizon and risk tolerance before investing in our common stock. An investment in our common stock is not appropriate for all investors and is not intended to be a complete investment program. Shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAV. If our common stock trades at a discount to our NAV, it will likely increase the risk of loss for purchasers in this offering. In addition, investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of common stock, you should read the discussion of the principal risks of investing in our common stock, which are summarized in “Risk Factors” beginning on page 20 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read this prospectus and retain it for future reference. The Statement of Additional Information, dated [ ], 2023 as it may be supplemented, containing additional information about the Company, has been filed with the Securities and Exchange Commission, or the "SEC," and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information is available, along with other Company-related materials, on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

You may also request a free copy of the Statement of Additional Information, annual and semi-annual reports to shareholders, and additional information about the Company, and may make other shareholder inquiries, by calling (212) 970-1000, by writing to the Company or by visiting the Company’s website.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

		Per Share		Total(1)
Public offering price	$		$
Sales load(2)	$		$
Proceeds to us before expenses(3)	$		$

(1)	We have granted the underwriters an option to purchase up to [ ] additional shares of common stock at the public offering price within 30 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load and proceeds to us before expenses will be $ , $ and $ , respectively. See “Underwriting.”

(2)	The Adviser or its affiliates will pay the full amount of the sales load of $[ ] per share of common stock issued in connection with this public offering (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser and its affiliates and certain other persons if agreed with the underwriters) which, assuming the issuance of [ ] shares in connection with this offering, may be up to an aggregate amount of $[ ]. In addition, the Adviser or its affiliates will pay, from the Adviser’s own assets or the assets of its affiliates, a structuring fee in an aggregate amount equal to [ ]% of the total price to the public of the shares of our common stock sold in this offering (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser and its affiliates and certain other persons if agreed between the Adviser and the underwriters) pursuant to an agreement among [ ] and the Adviser for advice relating to our structure, design and organization. Because the sales load and the structuring fee are paid solely by the Adviser or its affiliates (and not by us), the sales load is not reflected in the table above and will not reduce the NAV per share of our common stock. See “Underwriting.”

(3)	The Adviser or its affiliates will pay all of our organizational expenses and offering expenses incurred prior to or in connection with an initial public offering. The aggregate organizational expenses and offering expenses (excluding the sales load) incurred prior to or in connection with an initial public offering are estimated to be approximately $ .

The underwriters expect to deliver our common stock to purchasers on or about           [ ], 2023.

The date of this prospectus is           [ ], 2023.

ii

Table of Contents

* * * * * *

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Our business, financial condition and results of operations may have changed since the date of this prospectus. We will update these documents to reflect material changes only as required by law.

iii

PROSPECTUS SUMMARY

The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

•	The “Company,” “we,” “us” and “our” refer to Panagram Capital Corporation, a Delaware corporation or, for periods prior to our conversion to a corporation, Panagram Capital, LLC, a Delaware limited liability company;

•	“Panagram Capital Corporation Adviser” and “Adviser” refer to Panagram Capital Corporation Adviser, LLC, a Delaware limited liability company;

•	“Panagram Capital Administrator” and “Administrator” refer to Panagram Capital Administrator, LLC, a Delaware limited liability company; and

•	“Risk-adjusted returns” refers to the profile of expected asset returns across a range of potential macroeconomic scenarios, and does not imply that a particular strategy or investment should be considered low-risk.

Unless otherwise indicated, this prospectus assumes no exercise of the option granted to the underwriters to purchase additional shares to cover over-allotments.

Panagram Capital Corporation

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We intend to elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with our tax year ending September 30, 2023. We were formed on July 7, 2021 as Panagram Capital, LLC, a Delaware limited liability company, and intend to convert into a Delaware corporation prior to the completion of this offering.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity tranches of CLOs, which are collateralized by portfolios consisting primarily of below-investment grade U.S. senior secured loans. We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives, including junior and senior debt tranches of CLOs, loan accumulation facilities, and securities issued by other securitization vehicles. Loan accumulation facilities are short- to medium-term facilities, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and typically leveraged four to six times. The amount that we will invest in other securities and instruments will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, based on the Adviser’s assessment of prevailing market conditions.

The CLO equity securities in which we primarily seek to invest are typically unrated, and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. The CLOs in which we intend to invest are typically collateralized by below-investment grade loans (sometimes referred to as leveraged loans). The equity tranche of a CLO represents the most subordinated tranche in a CLO’s capital structure. Such securities are therefore subject to greater risks than securities issued by a CLO in higher priority tranches, including credit (i.e., default) risk and liquidity risk.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders. See “Business.”

In the primary CLO market (i.e., acquiring securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., acquiring existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.

The primary market had a strong year of issuance in 2022, with more than $129 billion of new CLOs created and sold. The outstanding global CLO market is estimated to be approximately $1.2 trillion. Secondary markets for CLO equity and debt have become larger as the CLO market has grown. In December 2022, for example, the monthly trading volume for investment-grade CLO debt, as calculated by FINRA, was $4.8 billion. The monthly trading volume for non-investment-grade CLO tranches (including mezzanine debt and unrated equity), was $999 million.

CLO equity, which is expected to comprise most of the positions in the Company, is an illiquid investment. For the most part, CLO equity trades “by appointment” and trading prices are heavily negotiated. Projected cashflows to CLO equity involve a number of assumptions about the future, including interest rates, reinvestment spreads on loans bought in the future, loan prepayment rates, and other factors that may be difficult to predict. As such, CLO equity is considered a “speculative” investment by rating agencies and there is generally no standard methodology or observable market that allows a buyer or seller to easily price a CLO equity position at the time of trade.

The Adviser pursues a differentiated strategy within the CLO market focused on:

•	proactive sourcing and identification of investment opportunities;

•	utilization of the Adviser’s investment analysis and due diligence process;

•	active involvement at the CLO structuring and formation stage; and

•	taking, in many instances, majority stakes in CLO equity tranches.

We intend to pursue a differentiated strategy within the CLO equity market premised upon the Adviser’s strong emphasis on assessing the skill of CLO collateral managers and analyzing the structure of a CLO.

The Adviser’s CLO investment team (the "Investment Team") utilizes a variety of methods to proactively source and analyze investments, including leveraging the Investment Team’s industry experience and extensive network of contacts, performing due diligence on, and engaging in discussions with, CLO collateral managers, utilizing quantitatively based financial and analytical models to aid in selecting and monitoring investments, and ongoing review of deals in the market. The Adviser conducts rigorous assessments and reviews before investing in a CLO collateral manager. Out of a market of approximately 130 currently active managers, the Adviser and its affiliates, on behalf of their clients, have made majority equity investments (as described below) in CLOs managed by fewer than 25 CLO collateral managers. Some of the characteristics the Adviser seeks in a CLO platform are: (1) a CLO collateral manager, or management team, that evidences advanced and sophisticated credit analysis for individual loans in the CLO portfolio; (2) a platform for which there is sufficient market demand for its debt as to keep CLO liability costs at a market or below-market level; (3) the ability of the CLO manager to receive strong allocations on new issue leveraged loans from arranging banks; (4) the infrastructure of the CLO manager to properly manage the demands of a structured, rated vehicle such as to maintain ratings on its debt; and (5) the long-term track record of the manager, especially with regard to gain and loss in the value of its previous loan portfolios, its loan default rate, its loan recovery rate, and its loan trading history. The Adviser applies its expertise in CLO structuring to its investments, especially during the structuring period that allows negotiation of certain terms in the CLO’s documents. The Adviser believes that its market knowledge and ability to analyze complex credit instruments results in structures that are optimized for equity returns.

When making an equity investment in a CLO on behalf of its clients, the Adviser's Investment Team seeks to acquire at least a majority position in the CLO equity tranche. Such a majority position allows the Adviser to better influence the structuring of the CLO’s key terms and conditions. Because of the investment policies of the Company, the Adviser may not be able to allocate a majority position in the CLO equity tranche of a particular CLO to the Company; instead, the Adviser may collectively hold a majority position in the equity tranche of a CLO after aggregating this position with other positions in the same equity tranche managed by the Adviser in other funds, managed accounts, or elsewhere.

The Adviser believes that holding a majority position in the equity tranche of a CLO is an important driver of value to CLO equity returns. A majority equity holder has, in particular, three important rights that can heavily influence CLO equity returns: (1) the right to redeem the CLO and force liquidation of the collateral (after any applicable non-call periods have expired); (2) the right to refinance the debt tranches (i.e., reduce the coupon on outstanding debt tranches to reduce the CLO’s overall cost of debt); and (3) the right to reset the CLO. In a CLO refinancing, typically only the interest rate spread on a CLO’s debt tranches is reduced, and most other terms of the CLO remain unchanged. The reduction of a CLO’s cost of debt accrues to the benefit of the CLO’s equity investors. In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (i.e., the terms of the indenture and the various tranches of the CLO can be renegotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, and thus extends the cashflows to the investment.

In all three cases, the majority CLO equity holder can benefit from determining the timing of the exercise of these rights, and the Adviser seeks to use such positions to maximize the benefit to the CLO equity holders. By way of example, a minority equity holder without such rights would not have the ability to unilaterally cause the CLO to refinance its debt, even if favorable market conditions allow for a large reduction in debt costs.

The Adviser and its affiliates have been an active presence in the CLO market for many years, by virtue of its senior employees’ long employment history in the market, and so can use its majority CLO equity positions to our benefit by interfacing directly (as the lead equity holder) with the CLO manager, by working directly with the arranger to structure the CLO, and by utilizing its market knowledge to optimize debt cost through refinancing and overall cashflows through potential resets.

The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser will actively monitor each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.

Panagram Capital Corporation Adviser

Panagram Capital Corporation Adviser, our investment adviser, manages our investments subject to the supervision of our board of directors pursuant to an investment advisory agreement, or the “Investment Advisory Agreement.” An affiliate of the Adviser, Panagram Capital Administrator, has agreed to perform, or arrange for the performance of, our required administrative services. For a description of the fees and expenses that we pay to the Adviser and the Administrator, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee” and “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

The Adviser was established in April 2023 and is registered as an investment adviser with the SEC. As of July 31, 2023, the Adviser, collectively with Panagram Structured Asset Management, had approximately $14.2 billion of total assets under management for investment in CLO securities, asset-backed securities ("ABS"), and related investments, including capital commitments that were undrawn as of such date, and an additional $1.1 billion in other fee-based assets. Panagram Structured Asset Management established operations in February 2021. The Adviser is a wholly-owned subsidiary of Panagram Holdings, LLC, which is ultimately owned by Eldridge Industries, LLC (“Eldridge”), a private investment firm that owns, directly or indirectly, businesses that operate within a number of industries, including financial services industries. Todd Boehly is the Chairman, Chief Executive Officer, and controlling member of Eldridge. The Adviser’s Investment Team comprises members of an internal structured credit team from Eldridge that has worked together under the leadership of John E. Kim since 2014. Since then, the team has managed ABS and CLO investments for Eldridge and its affiliates. Currently, Eldridge and Security Benefit Life Insurance Company have material business relationships with the Adviser. Below is a graph illustrating the breakdown of the total assets under management of the Adviser and Panagram Structured Asset Management.

The Adviser’s Investment Team is led by John E. Kim. The Investment Team is jointly and primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process. The following chart reflects our Investment Team. See “The Adviser and the Administrator - Portfolio Managers” for each of their biographical information.

Each member of the Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his or her career and has built relationships with key market participants, including CLO collateral managers, investment banks, and investors. Members of the Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;

•	a lead CLO structurer; and

•	a CLO equity and debt investor.

We believe that the complementary, yet highly specialized, skill set of each member of the Investment Team, and the established platform consisting of investment management and operations / business management, provides the Adviser with a competitive advantage in its CLO-focused investment strategy. See “The Adviser and the Administrator — Portfolio Managers.”

In addition to managing our investments, the Adviser’s affiliates and the members of the Investment Team manage investment accounts for other clients, including certain private investment vehicles. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we intend to pursue.

CLO Overview

We intend to pursue an investment strategy focused on investing primarily in equity tranches of CLOs. The CLOs that we primarily target are securitization vehicles that pool portfolios of primarily below-investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as CLO “collateral.” While portfolios of most CLOs consist of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in second lien loans, unsecured loans, senior secured bonds, and senior unsecured bonds.

We believe an investment in a CLO offers access to a diversified and actively managed and monitored portfolio of primarily senior secured loans in a single investment. An investment in the equity class of a CLO provides the potential for returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding the rated debt liabilities and the CLO's expenses.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static, revolving structures that allow for reinvestment over a specific period of time (the “reinvestment period”, which is typically up to five years). The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cashflow generated by, and the par value (as opposed to the market price) of — the collateral. These covenants include collateral coverage tests, interest coverage tests, and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt securities in the form of multiple, primarily floating rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below-investment grade, at the junior level by a nationally-recognized rating agency. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 7% to 10% of a CLO’s capital structure. Below-investment grade and unrated securities are sometimes referred to as “junk” securities. Below is an illustration to reflect a typical CLO in the market.

Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. As of December 31, 2022, the outstanding loan market, as represented by the components of the S&P/LSTA Leveraged Loan Index, was $1.42 trillion.

Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs, senior secured loan and high yield bond mutual funds and closed-end funds, hedge funds, banks, insurance companies, and finance companies. CLOs currently represent 50%-75% of the demand for newly issued highly leveraged loans, according to S&P Capital IQ. Senior secured loans are typically floating rate instruments, making quarterly interest payments based on a spread over a benchmark rate. As floating rate instruments, they reduce some of the interest rate risk associated with fixed rate securities, especially in a period of rising rates. Many senior secured loans have an index floor.

Senior secured loans are a first priority pledge of a company’s assets. Senior secured loans are protected by sitting at the top of a corporate capital structure and cushioned by any subordinated debt or equity issued by the company. Senior secured loans are also prepayable and typically prepay on average 30% per year.

Middle-market loans are loans to smaller companies that range in size from $10 to $150 million in annual earnings (generally calculated as EBITDA, or earnings before interest, tax, depreciation, and amortization). Such loans can be originated by banks or by non-bank lenders. Non-bank lenders comprise direct lending funds, sponsor finance companies (i.e., those supported financially by a private equity sponsor or other third-party investor), business development companies, and other pools of capital dedicated to lending to smaller companies. Relative to broadly-syndicated loans, middle-market loans typically have higher spreads, lower leverage, shorter maturities and more covenants to compensate for their comparatively lower liquidity.

Middle-market loans, like broadly syndicated loans, are senior secured indebtedness in the corporate capital structure. Middle-market loans are typically negotiated directly by the lender and borrower, and often include debt protections such as covenants, which are designed to force borrowers to repay their loans if certain financial metrics are not met. If the borrower’s performance begins to deteriorate, these covenants can force the borrower to engage with the lender to discuss proactive measures to avoid default, or repayment strategies that would realign with the borrower’s financial and operational outlook.

While middle-market loans are generally less liquid than broadly syndicated loans, given their smaller facility sizes and private borrowers, their historical default rates roughly track the loan market as a whole, and, in general, middle-market loans have higher recovery rates than broadly syndicated loans.

Middle-market CLO equity has traditionally been held by loan originators, who view the CLO structure as a form of financing. In recent years, middle-market CLO managers have sought to sell equity positions to third parties, as is done in the broadly syndicated market. The Adviser believes that it has strong relationships with premier loan originators and that these relationships provide access to middle-market CLO equity positions that can create strong yields for the Company.

We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured loans, which comprise the vast majority of most CLO portfolios. The graph below illustrates the lagging 12-month default rate by principal amount on the S&P/LSTA Leveraged Loan Index from December 31, 2012 through July 31, 2023. As of July 31, 2023, the default rate was 1.75%. Upon default, senior secured loans have historically recovered more than 70% of par (i.e., the initial loan amount). Over time, the senior secured loan market has experienced relatively consistent total returns. Specifically, from a total return perspective, the Credit Suisse Leveraged Loan Index has experienced only three down years (2008, 2015 and 2022) since 2001. During the financial crisis of 2008, the Index delivered a positive total return for the two-year period ended December 31, 2009.

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cashflow available — after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid — is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. See “Business — CLO Overview” for a more detailed description of a CLO’s typical structure and certain key terms and conditions thereof.

The Adviser believes that excess interest-related cashflow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cashflows during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.

A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s underlying portfolio. See “Risk Factors — Risks Related to Our Investments — We and our investments are subject to reinvestment risk.”

Most CLOs are non-static, revolving structures that generally allow for reinvestment over a specific period of time (the “reinvestment period,” which is typically up to five years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value to both CLO debt and equity investors through a combination of their credit expertise and a strong understanding of how to manage effectively within the rules-based structure of a CLO.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second, and so on, with any remaining principal being distributed to the equity tranche investors. In limited instances, principal may be reinvested after the end of the reinvestment period.

CLOs contain structural features and covenants designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities, subject to certain adjustments). Interest coverage tests require CLOs to maintain certain levels of interest coverage. If a CLO breaches an overcollateralization test or interest coverage test, excess interest-related cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a deferral of cashflow, a partial or total loss of their investment and/or the CLO may eventually experience an event of default. For this reason, CLO equity investors are often referred to as being in a first loss position. The Adviser will have no control over whether or not the CLO is able to satisfy its relevant interest coverage tests or overcollateralization tests.

CLOs also typically have interest diversion tests, which also acts to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest-related cashflow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new loan collateral until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.

Cashflow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are generally calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing collateral portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

CLO Market Opportunity

We believe knowledgeable and experienced investors with specialized experience in CLO securities can earn an attractive risk-adjusted return through investments in CLOs.

Depending on the Adviser’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO debt investments.

We believe that CLO equity has the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to other asset classes over the long-term.

•	Protection against rising interest rates: A CLO’s asset portfolio typically comprises floating rate loans and the CLO’s liabilities are also predominantly floating rate instruments. CLO equity provides potential protection against rising interest rates. However, our investments are still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with our investments, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— CLO Overview.”

•	Senior secured nature of the collateral: The primary attributes of senior secured loans typically include a senior position in a company’s capital structure (there is a cushion provided by subordinated equity and debt capital). The holder of a senior secured loan has the first lien security interest in a company’s assets. In general, senior secured loans have a loan-to-value ratio of approximately 40% to 60% at the time of orignation based on a borrower’s assessed enterprise value.

CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Specialist in CLO securities. The Adviser focuses primarily on CLO securities and related investments. Each member of the Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his or her career.

•	CLO management and investment experience / track record. For over 8 years, certain members of the Investment Team, working together, have invested in the equity and debt securities of CLOs. To date, they have made 77 majority equity investments. As of July 31, 2023, 55 of these investments remained outstanding, representing $3.3 billion of notional value.

•	Deep CLO structural experience and expertise across all levels of the capital structure. Members of the Investment Team have significant experience structuring, valuing, and investing in CLOs. The Adviser believes that the initial structuring of a CLO investment is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by identifying investments with more advantageous structures.

•	Methodical investment process. The Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of a CLO, differentiates its approach to investing in CLO securities.

•	Proactive investment sourcing. As specialists in the CLO market, members of the Investment Team have developed relationships with many CLO collateral managers and key market participants and, as such, the Adviser believes that it is viewed as an important market participant. We believe the Adviser’s and its affiliates’ relative size and prominence in the CLO market and the Investment Team’s broad and longstanding relationships with CLO collateral managers and arranging banks benefit us by enhancing our ability to source investments in their early stages and to execute investments in CLO securities.

•	Efficient vehicle for gaining exposure to CLO securities. Generally, we plan to acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser or its affiliates collectively hold a majority position. A majority position in a CLO’s equity tranche generally gives the majority investor the right to redeem, refinance, or reset the CLO. In addition, we believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. We believe our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective without the uncertainty posed by redemptions in an open-end fund structure. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders. An important aspect of the Adviser’s monitoring and stewardship involves assessing and potentially exercising certain rights held in respect of a majority position in a CLO. Specifically, a holder of a majority of the equity tranche of a CLO typically is able to direct a CLO refinancing, reset, or call after the expiration of a CLO’s non-call period.

The Adviser has increasingly focused considerable time and attention seeking to maximize value within our portfolio through CLO refinancings and resets. In a CLO refinancing, typically only the interest rate spread on a CLO’s debt tranches are reduced, and most other terms of the CLO remain unchanged. The reduction of a CLO’s cost of debt accrues to the benefit of the CLO’s equity investors, such as the Company.

In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (e.g., the terms of the indenture and the various tranches of the CLO can be re-negotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, typically by up to five years. We believe that the ability to lengthen the term of our investments in CLO equity tranches is a key benefit of our permanent structure and we believe many limited-life investment vehicles are not fully able to capture the value of this benefit.

In both resets and refinancings, there are one-time transaction costs (e.g., dealer fees, attorney fees, and related costs) which typically reduce the next scheduled distribution to the CLO’s equity tranche. The Adviser, when deciding whether or not to effect a refinancing or reset of a CLO, performs a cost-benefit analysis that takes these costs into account. In general, a refinancing or reset of a CLO can increase cashflows to the equity positions held by the Company by lowering the cost of the CLO’s liabilities.

•	Established platform. Members of the Investment Team have worked together since 2014, first as employees of Security Benefit Life Insurance Company, and then as employees of Eldridge, the Adviser’s parent company. Collectively, the investment professionals employed by the Adviser have more than 80 years of experience in CLO structuring, issuance, CLO debt and equity portfolio management, and structured credit capital markets. The team has broad and deep relationships in the CLO market with arrangers, CLO managers, service providers, and other structured credit professionals that inform its market knowledge and define its opportunity set. The Adviser also benefits from the alignment of interests across CLO managers, the Adviser, its affiliates and the broader Eldridge platform. Moreover, the Adviser believes its strong reputation in the CLO market, and the relative size of its current portfolios compared with its competitors, gives it an advantage in information flow, new opportunities for investments, unique access to middle market managers, and broader partnerships with market participants to create assets appropriate for our portfolio.

•	Long-term investment horizon. We believe in a long-term investment horizon for our portfolio. We seek to maximize the reinvestment periods of our CLOs wherever possible in the primary market. We also plan to extend, wherever appropriate, the reinvestment periods of CLOs we own in the portfolio today. We do not plan to purchase CLOs with the primary goal to “flip,” or trade in the short term, positions that we purchase. Rather, we plan to originate CLOs in which the Adviser, through our position and other positions in the same CLO that the Adviser or its affiliates may manage in other portfolios, controls the voting rights to allow an extension of the deal’s reinvestment and maturity date. In such instances, our portfolio could enjoy a longer stream of cashflows than if the CLOs were not extended.

We believe that the long-term capital structure of our vehicle confers a number of advantages on our core strategy. First, as a result of our permanent, closed-end structure, we are not subject to any mandatory liquidation, dissolution or wind-up requirements and, therefore, the Adviser will never have to involuntarily liquidate a given position to meet a redemption. Involuntary liquidations of positions at inopportune times can often lead to a poor investment outcome for those positions in particular, but also for the portfolio as a whole, disadvantaging certain investors who do not redeem at the same time. Second, the Adviser can take a long-term view to making new investments that may not, in the short term, provide high income relative to their costs. Such CLO investments can often create robust returns through capital appreciation in their underlying loan portfolios rather than through high current income. Finally, our vehicle allows us to manage our portfolio to provide stable yields through market cycles. As we rarely will seek to liquidate positions, the current market value of our portfolio is not of primary concern. Rather, we seek to maximize the dividend yield and ultimate return to our shareholders. In cases where the Adviser believes a position’s future cashflows will provide an appropriate return to our shareholders, even if the current market price of that position is low, the Adviser can retain the position in the portfolio to create yield rather than decide to sell the position to prevent short-term NAV deterioration. Over time, this creates, in our opinion, a better opportunity to create a stable dividend stream for our investors.

•	Efficient tax structure. A closed-end management investment company typically does not incur significant entity-level tax costs, because it is entitled to deduct distributions to its stockholders. As a result, a closed-end management investment company will generally not incur any U.S. federal income tax costs, so long as the closed-end management investment company qualifies as a RIC and distributes substantially all of its income to its stockholders on a current basis.

•	Portfolio level monitoring. Our portfolio monitoring comprises a number of methods. The Adviser uses standard industry technology to analyze and monitor our positions. Such technology includes an industry leading CLO database and cashflow “engine,” or generator, and other analytics suites used to compare CLOs across the market and run cashflow projections and other metrics. We also use other software commonly used in our market to evaluate and model investments. The Adviser, on behalf of its clients, also uses its position as a majority equity holder in a CLO to have periodic updates with the CLO manager, which often take the form of a credit review of the underlying loan portfolio. Finally, the Adviser uses its market relationships to contextualize the performance of a given CLO relative to its vintage, its competitors, and to the leveraged loan market at the time.

Our Structure and Formation Transaction

We were organized as Panagram Capital, LLC, a Delaware limited liability company, on July 7, 2021, and intend to convert into a Delaware corporation prior to the completion of this offering. Our initial investment portfolio was purchased by us prior to our registration as an investment company from Panagram Senior Loan Fund I, LP, Panagram Senior Loan Fund II, LP, Panagram Senior Loan Fund III, LP, Panagram Senior Loan Fund IV, LP, Panagram Senior Loan Fund V, LP, Panagram Senior Loan Fund VI, LP, and Panagram Senior Loan Fund VII, LP (collectively, the “Panagram Senior Loan Funds”) and in new acquisitions. The Panagram Senior Loan Funds are also managed by the Adviser's Investment Team. In addition, our sole member, PG Senior Loan Fund VIII Issuer, LLC, or our “Sole Member,” owns 100% of the interest in the Company.

The interest held by our Sole Member will convert into shares of our common stock at the time of our conversion into a corporation with the number of shares to be determined by our board of directors or a duly authorized committee thereof, taking into account our NAV at or around such time and the public offering price of $[ ] per share of our common stock. Assuming a public offering price of $[ ] per share of our common stock and based on our NAV as of [ ], 2023, our Sole Member will receive [ ] shares or 100% of our common stock upon our conversion to a corporation (prior to completion of this offering). The shares of common stock held by our Sole Member will be subject to certain lock-up restrictions. See “Underwriting.”

Certain financial institutions, each of which has a pre-existing business relationship with the Adviser or its affiliates, have indicated an interest in purchasing an aggregate of [ ] shares of common stock of the Company in this offering at the initial public offering price for an aggregate purchase amount of $62.5 million. These investors may determine to purchase more, less or no Shares in this offering. The underwriters will not receive an underwriting discount on Shares purchased by these investors as they will on other Shares sold to the public in this offering. Pursuant to “lock up” agreements with the underwriters, these investors may be restricted from selling Shares purchased in this offering for a period of time following completion of this offering. See “Underwriting.”

Initial Portfolio

As of July 31, 2023, our portfolio consisted of 24 CLO equity investments and four CLO debt investments with an aggregate fair value of $215.7 million. Below is a description of the portfolio investments.

Issuer	Investment	Maturity Date	Par	Cost	Fair Value	% of Total Investments
CLO Debt
Blackrock MM 2022-1A	Secured Notes	10/15/2034	6,337,500	6,354,499	6,131,519	2.84%
Blackrock Mt. Hood CLO X LLC	Secured Notes	4/20/2035	2,000,000	2,011,667	1,955,948	0.91%
Lake Shore MM CLO V LLC	Secured Notes	10/16/2034	1,956,364	1,919,534	1,902,198	0.88%
Ocatgon 64 Ltd.	Secured Notes	7/21/2037	1,000,000	955,098	859,543	0.40%
				11,240,798	10,849,208	5.03%

CLO Equity
Allegro CLO IX Ltd.	Subordinated Notes	10/16/2031	20,200,000	9,992,864	6,573,545	3.05%
Apidos CLO XXV Ltd.	Subordinated Notes	10/20/2031	24,800,000	10,326,772	8,459,677	3.92%
Ares XLVI CLO Ltd.	Subordinated Notes	1/15/2030	13,000,000	7,255,858	4,539,496	2.10%
Ares XXXIR CLO Ltd.	Subordinated Notes	5/24/2030	13,400,000	7,632,601	4,478,253	2.08%
Bain Capital Credit CLO 2017-1 Ltd.	Subordinated Notes	7/20/2030	13,200,000	5,358,822	3,537,877	1.64%
Benefit Street Partners CLO XI Ltd.	Subordinated Notes	4/15/2029	14,500,000	5,249,301	3,966,562	1.84%
Benefit Street Partners CLO XV Ltd.	Subordinated Notes	7/18/2031	15,800,000	7,663,057	5,546,116	2.57%
Blackrock MM 2022-1A	Subordinated Notes	10/15/2034	27,403,897	12,123,547	12,847,221	5.96%
Blackrock Mt. Hood CLO X LLC	Subordinated Notes	4/20/2035	26,300,000	12,837,623	12,582,998	5.83%
Carlyle U.S. CLO 2021-9 Ltd.	Subordinated Notes	10/20/2034	28,400,000	22,545,922	19,911,212	9.23%
Dryden 47 Senior Loan Fund Ltd.	Subordinated Notes	4/15/2028	16,500,000	5,493,174	2,954,160	1.37%
Hayfin Kingsland VIII Ltd.	Subordinated Notes	4/21/2031	12,000,000	7,170,674	4,737,036	2.20%
Hayfin Kingsland X Ltd.	Subordinated Notes	4/28/2031	10,000,000	7,544,626	5,086,630	2.36%
HPS Loan Management 9-2016 Ltd.	Subordinated Notes	7/19/2030	17,000,000	8,928,907	6,017,473	2.79%
ICG US CLO 2018-3 Ltd.	Subordinated Notes	1/24/2032	18,100,000	12,934,210	8,097,126	3.75%
ICG US CLO 2021-3 Ltd.	Subordinated Notes	10/20/2034	18,300,000	14,193,272	13,640,655	6.32%
KKR CLO 35 Ltd.	Subordinated Notes	10/20/2034	23,500,000	21,160,420	20,167,959	9.35%
Lake Shore MM CLO V LLC	Subordinated Notes	10/20/2034	23,176,924	12,960,133	12,956,271	6.01%
Octagon 64 Ltd.	Subordinated Notes	7/21/2037	51,366,250	19,195,377	19,709,179	9.14%
Octagon Investment Partners 28 Ltd.	Subordinated Notes	10/24/2030	16,100,000	10,462,798	6,874,120	3.19%
RR 19 Ltd.	Subordinated Notes	10/15/2035	2,935,000	2,414,038	2,414,038	1.12%
Voya CLO 2017-4 Ltd.	Subordinated Notes	10/15/2030	13,500,000	5,264,387	3,024,216	1.40%
Wind River 2015-1 CLO Ltd.	Subordinated Notes	10/20/2030	31,000,000	12,825,241	7,714,815	3.58%
Wind River 2016-2 CLO Ltd.	Subordinated Notes	11/1/2028	22,000,000	14,408,205	9,006,316	4.18%
				255,941,829	204,842,951	94.97%

Total investments at fair value as of July 31, 2023				$267,182,627	$215,692,159	100.00%

Following are certain key characteristics of the Company's portfolio investments as of July 31, 2023.

Portfolio Overview as of 7/31/2023

Initial Portfolio by Asset Type

Wind River 2015-1, 3.6%
Wind River 2016-2, 4.3%
Allegro IX, 3.1%
Apidos XXV, 4.0%
Ares XLVI, 2.1%
Ares XXXIR, 2.1%
Bain 2017-1, 1.7%
BlackRock Maroon Bells, 7.0%
BlackRock Mt. Hood, 6.9%
BSP CLO XI, 1.9%
BSP CLO XV, 2.6%
Carlyle 2021-9, 9.4%
Dryden 47, 1.4%
Hayfin Kingsland VIII, 2.2%
Hayfin Kingsland X, 2.4%
HPS 9-2016, 2.8%
ICG 2018-3, 3.8%
ICG 2021-3, 6.4%
KKR 35, 9.5%
Lake Shore V, 7.0%
Octagon 28, 3.2%
Octagon 64, 9.7%
RR 19, 1.1%
Voya 2017-4, 1.4%
Total Portfolio ~$212M
16 Unique Managers

Collateral Characteristics

Number of Unique Underlying Loans:	~2000+
Largest Exposure to a Loan Obligor:	0.78%
Top 10 Loan Obligors:	5.24%
Average Loan Spread:	3.81%
% of Portfolio Comprising First Lien Loans:	97.39%
Average Credit Rating of the Underlying Loans:	B/B-
Average Maturity of Underlying Loans:	4.0 years
Average Remaining Reinvestment Period:	1.9 years
Average Junior OC Cushion:	4.23%

Top 5 Managers

Manager	% of Portfolio
First Eagle Investment Management	14.9%
BlackRock Capital Investment Advisors	13.9%
Octagon Investment Advisors	13.0%
ICG Debt Advisors	10.3%
KKR Financial Advisors	9.5%

Top 10 Loan Obligors

Loan Obligor	Percent	Spread	Price
Asurion	0.78%	3.64%	95.12
CenturyLink	0.68%	2.18%	77.50
Cablevision Systems	0.61%	3.26%	89.36
Virgin Media	0.52%	2.78%	97.45
Altice France	0.48%	5.12%	83.93
TransDigm	0.46%	3.25%	99.95
Univision Communications	0.45%	3.28%	98.97
Focus Financial Partners	0.43%	3.06%	99.58
Mozart Debt Merger Sub	0.42%	3.35%	98.39
Brookfield WEC Holdings	0.42%	2.90%	99.80

PANAGRAM

Financing and Hedging Strategy

Leverage by the Company. We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. In contrast to the CLOs in which we will invest, which are typically highly leveraged, the Company itself intends to use relatively limited amounts of leverage (generally expected to consist of borrowing or the issuance of preferred stock or debt securities in amounts up to approximately 13% of the fair value of the Company's total assets) in order to optimize the returns to our shareholders. We seek to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the CLO market weakens. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities.

We currently anticipate incurring leverage in an amount up to approximately 13% of our total assets (as determined immediately after the leverage is incurred) by entering into one or more credit facilities or through the issuance of preferred stock or debt securities at the time of this offering and within the first twelve months following the completion of this offering. We plan to obtain revolving facilities that will allow us to draw capital in the case that current cash available to pay dividends is lower than our anticipated run-rate cash dividend, or in the case that asset values in the CLO market fall in a way as to make new investments attractive, in which case we may incur leverage in excess of approximately 13% of our total assets. The Adviser would decide whether or not it is beneficial to us to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow us to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to our common shares. The facilities would also earn an undrawn commitment fee that we would pay on an ongoing basis, regardless of whether we draw on the facilities or not.

Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

While we anticipate closing leverage facilities after the completion of this offering, the facilities will be revolving and thus the actual amount of leverage we will incur is expected to vary from time to time. We may use leverage opportunistically or otherwise choose to deviate from our current expectations. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock, debt securities, and/or credit facilities. In addition, we may borrow for temporary, emergency, or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by the holders of our common stock, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

While we cannot control the market value of our investments, the Adviser can determine to draw on our planned leverage facility to purchase new assets at a time of market dislocation. Such purchases, if made, can mitigate price drops in the current portfolio by making new asset purchases at a discount. Further, such purchases can potentially contribute to a higher increase in net asset value of the portfolio upon a market rebound than if the purchases were not made.

Derivative Transactions. We may engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or “OTC,” options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Operating and Regulatory Structure

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our tax year ending September 30, 2023.

Our investment activities are managed by the Adviser and supervised by our board of directors. Under the Investment Advisory Agreement, we have agreed to pay the Adviser a base management fee based on our “Total Equity Base” as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” “Total Equity Base” means the net asset value attributable to the limited liability company interests or common stock, as applicable, (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), if any. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income, and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees, or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). See “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee.”

We have also entered into an administration agreement, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

Conflicts of Interest

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser and the Administrator are affiliated with other entities engaged in the financial services business. In particular, the Adviser and the Administrator are affiliated with Panagram Structured Asset Management. The Adviser comprises members of an internal structured credit team from Eldridge that has worked together under the leadership of John E. Kim since 2014. Since then, the team has managed ABS and CLO investments for Eldridge and its affiliates. Currently, Eldridge and Security Benefit Life Insurance Company have material business relationships with the Adviser. These other relationships may cause the Adviser’s, the Administrator’s, and certain of their affiliates’ interests, and the interests of their officers and employees, including the Investment Team, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. Our executive officers and directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of our stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services, and functions among us, other advisory clients and other business activities. See “Conflicts of Interest.”

In order to address such conflicts of interest, we have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Pursuant to the Adviser’s investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among accounts in a manner that is fair and equitable over time. There is no assurance that such opportunities will be allocated to any particular account equitably in the short term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it. See “Conflicts of Interest — Code of Ethics and Compliance Procedures.”

Co-Investment with Affiliates. In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We have been granted exemptive relief by the SEC to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of our affiliates, subject to certain conditions. A copy of the order granting exemptive relief, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Summary Risk Factors

The value of our assets, as well as the market price of shares of our common stock, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in shares of our common stock. An investment in shares of our common stock may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in shares of our common stock, including certain risks not summarized below.

•	Limited Operating History. We were formed in July 2021 and are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

•	Key Personnel Risk. We are dependent upon the key personnel of the Adviser for our future success.

•	Conflicts of Interest Risk. Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”

•	Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.

•	Prepayment Risk. The assets underlying the CLO securities in which we intend to invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

•	London Interbank Offered Rate (“LIBOR”) Risk. The CLO debt securities in which the Fund typically invests earn interest at, and obtain financing at, a floating rate, which has traditionally been based on LIBOR. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to the replacement rate for U.S. Dollar LIBOR to the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities, or an alternate rate such as the Bloomberg Short-Term Bank Yield Index ("BSBY"). Certain CLOs and senior secured loans held by CLOs have already transitioned to utilizing SOFR. The Fund will invest in CLOs issued prior to 2022 through the secondary market, some of which are still based on LIBOR, and there is risk associated with transitioning such securities from LIBOR to SOFR or BSBY. To the extent that the replacement rate utilized for senior secured loans held by a CLO differs from the rate utilized by the CLO itself, there is a basis risk between the two rates (e.g., SOFR or BSBY versus LIBOR). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the Fund’s net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur when both the underlying senior secured loans and the CLO securities utilize the same rate. At this time, it is not possible to predict the full effects of the phasing out of LIBOR on U.S. senior secured loans, on CLO debt securities, and on the underlying assets of the specific CLOs in which the Fund invests.

•	Liquidity Risk. The market for CLO securities is more limited than the market for other credit related investments. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.

•	Incentive Fee Risk. Our incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance. In view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to a general increase in interest rates.

•	Subordinated Securities. CLO equity securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO.

•	High-Yield Investment Risk. The CLO equity securities that we hold and intend to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The collateral of underlying CLOs are also typically higher-yield, sub-investment grade investments. Investing in CLO equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

•	Risks of Investing in CLOs and Other Structured Finance Securities. CLOs and other structured finance securities are generally backed by a pool of credit assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate, and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk. See “Risks Related to Our Investments — Our investments in CLO securities and other structured finance securities involve certain risks.”

•	Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity securities that inherently involve leverage, may magnify our risk of loss. CLO equity securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities that we hold and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

•	Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO, or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV, and/or market price would be adversely impacted.

•	Fair Valuation of Our Portfolio Investments. Generally there is a more limited public market for the CLO investments we target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.

•	Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.

•	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.

•	Market Risk. Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries, or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.

•	Loan Accumulation Facilities Risk. We may invest in loan accumulation facilities, which are short to medium term debt facilities, often provided by the bank that will serve as placement agent or arranger on a CLO transaction, which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

•	Currency Risk. Although we intend to primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

•	Hedging Risk. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

•	Reinvestment Risk. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

•	Refinancing Risk. If we incur debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If we fail to extend, refinance, or replace such debt financings prior to their maturity on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow.

•	Tax Risk. If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, as well as the amount of income available for distributions, and the amount of such distributions, to our common stockholders and for payments to the holders of our other obligations.

•	Derivatives Risk. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, liquidity, leverage, volatility, and OTC trading risks. In addition, a small investment in derivatives could have a large potential impact on our performance, imposing a form of investment leverage on our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment; in other types of Derivative Transactions, the potential loss is theoretically unlimited.

•	Counterparty Risk. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

•	Global Economy Risk. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region, or financial market.

•	COVID-19 Pandemic Risk. The COVID-19 pandemic has created economic and financial disruptions and contributed to increased volatility in global financial markets. The pandemic has affected certain countries, regions, companies, industries, and market sectors more dramatically than others and will likely continue to do so. It is not known how long the impact of the COVID-19 pandemic will last. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

Our Corporate Information

Our offices are located 65 East 55th Street, 29th Floor, New York, NY 10022, and our telephone number is (212) 970-1000.

SUMMARY OF OFFERING

Set forth below is additional information regarding offerings of our securities:

Common Stock Offered

[ ] shares of common stock. As part of this offering, up to [ ] shares of common stock will be reserved for sale to the Adviser, [its affiliates] and employees of the Adviser [and its affiliates] in exchange for an aggregate cash contribution of approximately $[ ].

An additional [ ] shares of common stock are issuable pursuant to an over-allotment option granted to the underwriters.

Pro Forma Common Stock to be Outstanding Immediately After this Offering	[ ] shares of common stock assuming the over-allotment option is not exercised. [ ] shares of common stock assuming the over-allotment option is exercised in full.

Proposed NYSE Symbol	“PGRM.”

Use of Proceeds	We intend to use the proceeds from the sale of our common stock pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate being able to deploy the proceeds from this offering within three to six months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. See “Use of Proceeds.”

Distributions

We intend to make regular monthly distributions of all or a portion of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and excluding any deduction for distributions paid to stockholders) to common stockholders. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses).

As one of the requirements for us to maintain our ability to be taxed as a RIC, we are generally required to pay distributions to holders of our common stock in an amount equal to substantially all of our taxable income.

We anticipate declaring a distribution of approximately $[ ] per share of common stock for the month of [ ] (in each case, if continued, such amount to equal approximately [ ]% annualized of our initial public offering price per share) payable to holders of our common stock, including investors in this offering. If our distributions exceed our investment company taxable income in a tax year, such excess will represent a return of capital to our stockholders. Additionally, in order to maintain a stable level of distributions, we may at times pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations. See “Distribution Policy.”

At times, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income.

Investment Advisory Agreement

The Adviser manages our investments, subject to the supervision of our board of directors, pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its related persons are entitled to indemnification from us for any damages, liabilities, costs, and expenses arising from the services rendered by the Adviser under the Investment Advisory Agreement or otherwise as our investment adviser. A discussion regarding the basis for our board of directors’ approval of the Investment Advisory Agreement will be available in our annual report for the period ended September 30, 2023.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after the initial two-year period) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us. See “The Adviser and the Administrator — Investment Advisory Agreement.”

Base Management Fee and Incentive Fee

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components – a base management fee and an incentive fee.

Base Management Fee. The management fee is calculated monthly and payable quarterly in arrears and equals an annual rate of 1.25% of our Total Equity Base.

Incentive Fee. The incentive fee is calculated and payable quarterly in arrears and equals 15% of our Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of our NAV (8.00% annualized) and a “catch up” feature. No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

See “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee.”

Other Expenses	The Investment Team of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear all other costs and expenses of our operations and transactions. See “The Adviser and the Administrator — Investment Advisory Agreement — Payment of Expenses.”

Administration Agreement	We have entered into an Administration Agreement pursuant to which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record-keeping services. Under the Administration Agreement, the Administrator has agreed to perform, or arrange for the performance of, our required administrative services. Under the Administration Agreement, the Administrator provides us with accounting services, assists us in determining and publishing our NAV, prepares our financial statements, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others and provides such other administrative services as the Company may from time to time designate. We reimburse the Administrator, an affiliate of the Adviser, for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the portion of the compensation expenses of certain officers and any administrative support staff allocable to us. See “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

Market Price of Common Stock and Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies, or “mutual funds,” in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares.

Shares of common stock of closed-end funds that are listed on an exchange frequently trade at prices lower than their NAV. We cannot predict whether shares of our common stock will trade at, above or below NAV. Our NAV may be reduced immediately following this offering by the offering expenses paid by us. If our shares trade at a discount to our NAV, it will likely increase the risk of loss for purchasers in this offering. Investing in our common stock involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks. of investing in our common stock, including the risk of leverage, under “Risk Factors” in this prospectus.

Dividend Reinvestment Plan	Each holder of at least one full share of our common stock will be automatically enrolled in our dividend reinvestment plan, or the “DRIP.” Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by U.S. Bank, National Association (the “DRIP administrator”) unless the holder opts out of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless subject to the applicable federal, state, or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. The DRIP administrator (acting on our behalf) will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP. Distributions that are reinvested through the issuance of new shares increase our stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of our common stock who opt out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash. See “Dividend Reinvestment Plan.”

Taxation

We intend to elect to be treated, and intend to qualify annually, for U.S. federal income tax purposes as a RIC.

As a RIC, we generally are not required to pay U.S. federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to holders of our common stock. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our investment company taxable income and net tax-exempt interest, if any, to holders of our common stock. If, in any year, we fail to qualify as a RIC under U.S. federal income tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. See “U.S. Federal Income Tax Matters.”

Risk Factors	Investing in our common stock involves risks. You should carefully consider the information set forth under the caption “Risk Factors” before deciding to invest in our common stock.

Available Information	We will be required to file periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information is available free of charge by writing us at Panagram Capital Corporation, 65 East 55th Street, 29th Floor, New York, NY 10022. Attention: Investor Relations, by telephone at (212) 970-1000.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on estimated amounts for our first full year of operations and assume that we incur leverage in an amount equal to approximately 13% of our total assets (as determined immediately after the leverage is incurred) and that we issue     shares of common stock in this offering at an assumed public offering price of $[  ] per share (which price is equal to our NAV per share of common stock as of [ ], 2023). If we issue fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to our common stock. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	0.00	%(1)
Offering expenses	0.00	%(2)
Dividend reinvestment plan expenses	Up to $0	%(3)
Total stockholder transaction expenses	0.00%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	1.44	%(4)
Incentive fee	2.09	%(5)
Interest payments on borrowed funds	1.81	%(6)
Other expenses	0.76	%(7)
Total annual expenses	6.10%

1. The Adviser or its affiliates will pay the full amount of the sales load of $[ ] per share of common stock issued in connection with this offering (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser and its affiliates and certain other persons if agreed with the underwriters) which, assuming the issuance of [ ] shares in connection with this offering, may be up to an aggregate amount of $[ ]. In addition, the Adviser or its affiliates will pay, from the Adviser’s own assets or the assets of its affiliates, a structuring fee in an aggregate amount equal to [ ]% of the total price to the public of the shares of our common stock sold in this offering (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser and its affiliates and certain other persons if agreed between the Adviser and the underwriters) pursuant to an agreement among [ ] and the Adviser for advice relating to our structure, design and organization. Because the sales load and the structuring fee are paid solely by the Adviser or its affiliates (and not by us), they are not reflected in the table above and will not reduce the NAV per share of our common stock. See “Underwriting.”

2. Amount reflects offering expenses of $0. The Adviser or its affiliates will pay all of our organizational and offering expenses incurred by us prior to and in connection with our initial public offering (including the sales load).

3. The expenses of administering the DRIP are included in “other expenses.” See “Dividend Reinvestment Plan.”

4. We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.25% which is calculated and payable quarterly in arrears based on our Total Equity Base. “Total Equity Base” means the net asset value attributable to the limited liability company interests or common stock, as appliable, (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), if any.

The figure shown in the table above reflects our assumption that we incur leverage in an amount equal to approximately 13% of our total assets (as determined immediately after the leverage is incurred). These base management fees are indirectly borne by holders of our common stock and are not borne by the holders of preferred stock, if any, or the holders of any other securities that we may issue. See “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee.”

5. We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 15% of our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a quarterly preferred return, or hurdle, of 2.00% (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. No incentive fee is payable to the Adviser on capital gains whether realized or unrealized. The incentive fee is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed 2.00%;

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.353% in any calendar quarter (9.42% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.353%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 15% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.353% in any calendar quarter; and

•	15% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.353% in any calendar quarter (9.42% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee.” We estimate annual incentive fees payable to the Adviser during our first year of operation to equal 2.97% based on the historical performance of our initial portfolio and our estimation of the use of the proceeds of this offering.

6. This assumes that we incur borrowings or issue preferred stock or debt securities in an amount equal to approximately 13% of our total assets (as determined immediately after the leverage is incurred) with an assumed interest rate of 9.50% per annum, based on current market rates. This also assumes we have two undrawn revolving credit facilities in which we pay commitment and unused line fees.

7. Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest.

CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche.

Other operating expenses include an estimate of trustee fees and administrative CLO expenses. These amounts can vary but run in the annual range of 0.04% to 0.07% of a CLO’s total assets.

The indirect expenses described above that are associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been 11.04% (assuming investment of all of the proceeds of this offering in CLO equity investments).

In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned an internal rate of return above a specified “hurdle” rate. Future CLO fees and expenses indirectly borne by the Company may be substantially higher because of these fees, which may fluctuate over time.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) combined offering expenses payable by us of 0.00%, (2) total annual expenses of 4.01% of net assets attributable to our common stock and (3) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$40	$126	$222	$504

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee which would either not be payable or would have an insignificant impact on the expense amounts shown above. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Other Expenses

The Adviser’s Investment Team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including:

•	the cost of calculating our NAV (including the costs and expenses of any independent valuation firm or pricing service);

•	interest payable on debt, if any, incurred to finance our investments;

•	fees and expenses, including legal fees and expenses and travel expenses, incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	federal and state registration fees;

•	exchange listing fees;

•	federal, state and local taxes;

•	costs of offerings or repurchases of our common stock and other securities;

•	the management fees and incentive fees payable under the Investment Advisory Agreement;

•	distributions on our common stock and other securities;

•	administration fees payable to the Administrator under the Administration Agreement;

•	transfer agent and custody fees and expenses;

•	independent director fees and expenses;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding meetings of our stockholders;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	fees and expenses associated with marketing and investor relations efforts;

•	dues, fees and charges of any trade association of which we are a member;

•	direct costs and expenses of administration and operation, including printing, mailing, telecommunications and staff, including fees payable in connection with outsourced administration functions;

•	fees and expenses associated with independent audits and outside legal costs;

•	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and

•	all other expenses reasonably incurred by us or the Administrator in connection with administering our business or incurred by the Administrator on our behalf, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer, and their respective support staff.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition, and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

Investing in senior secured loans indirectly through CLO securities involves particular risks.

We obtain exposure to underlying senior secured loans through our investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial writedown of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) from broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Our indirect exposure to covenant-lite loans involves certain risks.

Covenant-lite loans are loans that possess fewer financial maintenance and reporting covenants that protect lenders than other loans (or no such covenants whatsoever). Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Covenant-lite loans are particularly subject to the risks associated with investments in loans, as described above. Generally, covenant-lite loans provide borrower companies more freedom to operate because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in loans with financial maintenance covenants.

Our investments in CLO securities and other structured finance securities involve certain risks.

Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit assets in the case of a CLO) that serve as collateral. We and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine, and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches that are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches.

In light of the above considerations, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Our investments in the primary CLO market involve certain additional risks.

Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of distributions on the CLO equity securities and the timing and amount of interest or principal payments received by holders of the CLO debt securities and could result in early redemptions, which may cause CLO equity and debt investors to receive less than face value of their investment.

Our portfolio of investments may lack diversification among CLO securities which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.

Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

Failure to maintain adequate diversification of underlying obligors across the CLOs in which we invest would make us more vulnerable to defaults.

Even if we maintain adequate diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent we invest in CLOs that have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring at the same time.

Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.

Our portfolio is focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.

Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we, as holder of equity and junior debt tranches, would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cashflows.

Negative loan ratings migration may also place pressure on the performance of certain of our investments.

Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits typically do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cashflows away from the CLO junior debt and equity tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cashflows.

Our investments in CLOs and other investment vehicles result in additional expenses to us.

We invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. In addition to the management and performance fees borne by our investments in CLOs, we will also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each holder of our common stock bears his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees charged by the underlying advisor and other expenses of any investment vehicles in which we invest.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.

We invest primarily in equity tranches of CLOs and other related investments, including junior and senior debt tranches of CLOs. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we invest or receive the reports issued with respect to such CLO. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as an investor in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. Our CLO investments are also subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of equity holders in such CLOs.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which we intend to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments that we intend to make are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cashflow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cashflows are reflected in a constant yield to maturity.

We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered under the 1940 Act.

We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments; however, we, as investors of the CLO, typically do not have any direct contractual relationship with the collateral managers of the CLOs in which we invest. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO collateral managers are subject to fiduciary duties owed to other classes of securities besides those in which we invest; therefore, there can be no assurance that the collateral managers will always act in the best interest of the class or classes of securities in which we are invested. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., with gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of our investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO collateral manager, we may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to us as investors in the CLO. In addition, liabilities incurred by the CLO manger to third parties may be borne by us as investors in CLO equity to the extent the CLO is required to indemnify its collateral manager for such liabilities.

In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, we are not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

The collateral managers of the CLOs in which we intend to invest may not continue to manage such CLOs.

Given that we intend to invest in CLO securities issued by CLOs that are managed by unaffiliated collateral managers, we are dependent on the skill and expertise of such managers. As discussed under “Business — Investment Process,” we believe the Adviser’s ability to analyze and diligence potential CLO managers differentiates our approach to investing in CLO securities. However, there is no guarantee that, for any CLO we invest in, the collateral manager in place when we invest in such CLO securities will continue to manage such CLO through the life of our investment. Collateral managers are subject to removal or replacement by other holders of CLO securities without our consent, and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which we intend to invest.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

A majority of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC. The Internal Revenue Service, or the “IRS” issued final regulations that generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF,” election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.

If we hold 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such tax year. Applicable treasury regulations generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies.

If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest is treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could affect our operating results and cash flows.

Each CLO in which we invest will generally operate pursuant to investment guidelines intended to ensure the CLO is not treated as engaged in a U.S. trade or business for U.S. federal income tax purposes. Each CLO will generally receive an opinion of counsel, subject to certain assumptions (including compliance with the investment guidelines) and limitations, that the CLO will not be engaged in a U.S. trade or business for U.S. federal income tax purposes. If a CLO fails to comply with the investment guidelines or the IRS otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could reduce the amount available to distribute to junior debt and equity holders in such CLO, including the Company.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cashflows.

The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA,” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to junior debt and equity holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, our operating results, and cashflows.

Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to make investments in CLO securities, even though the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to their risk. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, we can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We may be subject to risks associated with any wholly-owned subsidiaries.

We may in the future invest indirectly through one or more wholly-owned subsidiaries. Any future wholly-owned subsidiary would not be separately registered under the 1940 Act and would not be subject to all the investor protections and substantive regulation of the 1940 Act, although any subsidiary will be managed pursuant to applicable 1940 Act compliance policies and procedures of the Company. In addition, changes in the laws of the jurisdiction of formation of any future wholly-owned subsidiary could result in the inability of such subsidiary to operate as anticipated.

We and our investments are subject to interest rate risk.

Since we may incur leverage (including through preferred stock and/or debt securities) to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.

In a rising interest rate environment, any leverage that we incur may bear a higher interest rate that our current leverage. There may not, however, be a corresponding increase in our investment income. Any reduction in the level of rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our stockholders. See “—Index Floor Risk.”

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through investments in junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cashflow we receive on our CLO debt investments. Further, although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be a difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of an economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cashflow, fair value of our assets, and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

Index  Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR or an alternative reference index will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR (or an alternative index) floors such that, when LIBOR (or an alternative index) is below the stated LIBOR, the stated LIBOR (or an alternative index) floor (rather than LIBOR (or an alternative index) itself) is used to determine the interest payable under the loans. Therefore, if LIBOR (or an alternative index) increases but stays below the average LIBOR (or an alternative index) floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

LIBOR Risk. The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we typically invest earn interest at, and obtain financing at, a floating rate, which has traditionally been based on LIBOR.

Following the global financial crisis, regulators determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. However, in March 2021, the FCA announced that most U.S. dollar LIBOR would continue to be published through June 30, 2023 effectively extending the LIBOR transition period to June 30, 2023. The primary replacement rate for U.S. Dollar LIBOR is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to SOFR or an alternate rate such as BSBY. Certain CLOs and senior secured loans held by CLOs have already transitioned to utilizing SOFR.

The Fund will invest in CLOs issued prior to 2022 through the secondary market, some of which are still based on LIBOR, and there is risk associated with transitioning such securities from LIBOR to SOFR. Any transition away from LIBOR to alternative reference rates is complex and could have a material adverse effect on our business, financial condition and results of operations, including as a result of any changes in the pricing of our investments, changes to the documentation for certain of our investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems. To the extent that the replacement rate utilized for senior secured loans held by a CLO differs from the rate utilized by the CLO itself, there is a basis risk between the two rates (e.g., SOFR or BSBY versus LIBOR). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the Fund’s net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur when both the underlying senior secured loans and the CLO securities utilize the same rate.

The CLOs in which we invest may need to renegotiate underlying portfolio company credit agreements extending beyond June 30, 2023 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate or rely on certain fallback provisions that could cause interest rates to shift to a base rate plus a margin.

Potential Effects of Alternative Reference Rates. At this time, it is not possible to predict the effect of the FCA announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. As such, the potential effect of any such event on our net investment income cannot yet be determined.

Any significant change to the setting of LIBOR, including its potential elimination as a benchmark rate, could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which we invest.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on our net investment income and portfolio returns.

Index Mismatch. Many underlying corporate borrowers can elect to pay interest based on a 1-month index, a 3-month index and/or other index rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on a 3-month index plus a spread. The 3-month index currently exceeds the 1-month index, which may result in many underlying corporate borrowers electing to pay interest based on a 1-month index. This mismatch in the index rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month index exceeds the 1- month index increases.

Rising Interest Rate Environment. In 2022 and 2023, the U.S. Federal Reserve has increased certain interest rates as part of its efforts to combat rising inflation. The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have index floors, if the applicable index is below the applicable the applicable index floor, there may not be corresponding increases in investment income which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

For detailed discussions of the risks associated with a rising interest rate environment, see “— Risks Related to Our Investments — We and our investments are subject to interest rate risk,” and “— Risks Related to Our Investments — We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.”

Our investments are subject to credit risk.

If a CLO in which we invest, or an underlying asset of any such CLO, or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income and NAV may be adversely impacted. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest, or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt and equity investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Our investments are subject to prepayment risk.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of that asset.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

We may incur leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, preferred stock, debt securities, and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses, and for other purposes. Such leverage may be secured or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or derivative instruments in which we may invest.

The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our securityholders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness, plus the aggregate liquidation preference of any outstanding shares of preferred stock.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations. In this instance, we might not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.

The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-13.3%	-7.6%	-1.8%	3.9%	9.7%

(1)	Assumes that we incur leverage in an amount equal to approximately 13% of our total assets (as determined immediately after the leverage is incurred) and that we issue shares of common stock in this offering at an assumed public offering price of $ per share (which price is equal to our NAV per share of common stock as of [ ], 2023).

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 1.57% to cover interest payments on our assumed indebtedness.

Our investments may be highly subordinated and subject to leveraged securities risk.

Our portfolio includes equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities being leveraged nine to 13 times), and therefore the equity tranches in which we intend to invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs we target generally enable an equity investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we will generally pay a proportionate share of the CLO’s administrative, management, and other expenses if we make a CLO equity investment. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests we intend to acquire in CLOs will likely be thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO equity securities are illiquid. See “Risks Related to Our Investments — The lack of liquidity in our investments my adversely affect our business.”

We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.

We invest primarily in securities that are not rated by a national securities rating service. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans and high yield bonds. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, we may obtain direct exposure to such financial assets or instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities and loans are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below-investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of principal or interest.

The CLO equity securities that we hold and intend to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The collateral of underlying CLOs are also typically higher-yield, sub-investment grade investments. Investing in CLO equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor. Thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related first lien loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the first lien secured lender until the first lien secured lender has realized the full value of its own claims. In addition, certain of the second lien loans contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect the fair value of and income from our investment in the CLO’s securities.

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and loans and adversely affect the value of such outstanding securities and the ability of the issuers thereof to repay principal and interest.

Issuers of high-yield debt securities and loans may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities of such issuers generally is greater than is the case with highly rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield debt securities and loans may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield debt securities and loans because such securities may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, the CLO issuer may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.

We are subject to risks associated with loan assignments and participations.

We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us or the CLOs in which we invest in a portion of a debt obligation held by a selling institution, or the “Selling Institution,” typically result in a contractual relationship only with such Selling Institution, not with the obligor. We or the CLOs in which we invest would have the right to receive payments of principal, interest, and any fees to which we (or the CLOs in which we invest) are entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we or the CLOs in which we invest generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we or the CLOs in which we invest may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. As a result, we or the CLOs in which we invest would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we or the CLOs in which we invest will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.

The holder of a Participation in a debt obligation may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest, or fees, (2) reduces principal, interest, or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest, or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification, or waiver).

A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications, or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.

The lack of liquidity in our investments may adversely affect our business.

High-yield investments, including subordinated CLO securities and collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event, such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.

The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments, may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

We may be exposed to counterparty risk.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.

We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment.

We are subject to risks associated with defaults on an underlying asset held by a CLO.

A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cashflows that we receive from our investments, adversely affect the fair value of our assets, and could adversely impact our ability to pay dividends. Furthermore, the holders of the equity and junior debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the seniormost class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. We could experience a complete loss of our investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.

We are subject to risks associated with loan accumulation facilities.

We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from four to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.

We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We are subject to risks associated with any hedging or Derivative Transactions in which we participate.

We may in the future purchase and sell a variety of derivative instruments. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, illiquidity, leverage, volatility, and OTC trading risks. A small investment in derivatives could have a large potential impact on our performance, imposing a form of investment leverage on our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment. In other types of Derivative Transactions, the potential loss is theoretically unlimited.

The following is a more detailed discussion of primary risk considerations related to the use of Derivative Transactions that investors should understand before investing in shares of our common stock.

Counterparty risk. Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives, since, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract, as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

Correlation risk. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative Transaction that are greater than the gain in the value of the underlying assets in our portfolio. The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of shares of our common stock.

Liquidity risk. Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets we would not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses.

Leverage risk. Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.

Volatility risk. The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

OTC trading. Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. In addition, significant disparities may exist between “bid” and “ask” prices for certain derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in mispricings or improper valuations. Improper valuations can result in increased cash payment requirements to counterparties, or a loss of value, or both. In contrast, cleared derivative transactions benefit from daily marked-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections; however, certain uncleared derivative transactions are subject to minimum margin requirements which may require us and our counterparties to exchange collateral based on daily mark-to-market pricing. OTC trading generally exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties.

We may be subject to risks associated with investments in other investment companies.

We may invest in securities of other investment companies, subject to statutory limitations prescribed by the 1940 Act. These limitations include, in certain circumstances, a prohibition on our acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. We may only invest in other investment companies to the extent that the asset class exposure in such investment companies is consistent with the permissible asset class exposure for us had we invested directly in securities, and the portfolios of such investment companies are subject to similar risks as we are.

Investors will bear indirectly the fees and expenses of the CLO equity securities in which we invest.

Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cashflows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of 0.04% to 0.07% of a CLO’s assets could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cashflows after the CLO equity has earned a positive internal rate of return of its capital and achieved a specified “hurdle” rate.

We and our investments are subject to reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or need to satisfy the CLO’s covenants), or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cashflow that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche will direct a call of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected and result in a return of capital to us. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the called CLO.

We and our investments are subject to risks associated with non-U.S. investing.

While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States and we may also invest in CLOs that hold collateral that are non-U.S. assets.

Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets, less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers, and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations, and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargoes, or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries which could have a negative impact on the value of the CLO securities that we hold.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause it to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the funds due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency, and balance of payments position.

Currency Risk. Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends, or other payments made that are denominated in a currency other than U.S. dollars.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Adviser, the valuation designee for our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.

If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s cost basis in shares of our common stock on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those shares of our common stock are sold or otherwise disposed of.

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may need to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Risks Relating to an Investment in Our Securities

Common stock of closed-end management investment companies frequently trades at discounts to their respective NAVs, and we cannot assure you that the market price of our common stock will not decline below our NAV per share.

Common stock of closed-end management investment companies frequently trades at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell common stock purchased in an offering soon after such offering. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of the holders of our common stock, (3) upon the conversion of a convertible security in accordance with its terms, or (4) under such circumstances as the SEC may permit. See “Description of Our Capital Stock — Repurchase of Shares and Other Discount Measures.”

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you paid to purchase shares of our common stock, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for shares of our common stock;

•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of any members of the Investment Team;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

We and the Adviser could be the target of litigation.

We or the Adviser could become the target of securities class action litigation or other similar claims if our stock price fluctuates significantly or for other reasons. The outcome of any such proceedings could materially adversely affect our business, financial condition, and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.

Sales in the public market of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, including by selling stockholders, or the availability of such common stock for sale, whether or not actually sold, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. For a discussion of the adverse effect that the concentration of beneficial ownership may have on the market price of our common stock, see “— Risks Related to Our Business and Structure — Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.”

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. The Biden Administration has announced a number of tax law proposals, including American Families Plan and Made in America Tax Plan, which include increases in the corporate and individual tax rates, and impose a minimum tax on book income and profits of certain multinational corporations. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

Risks Relating to Our Business and Structure

We have limited prior operating history as a closed-end investment company.

We are a newly organized, externally managed, non-diversified, closed-end management investment company with limited operating history. As a result, we do not have significant financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially or become worthless. We currently anticipate that it will take approximately three to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments.

Our investment portfolio is recorded at fair value, with the Adviser having final responsibility for determining, in accordance with the 1940 Act, the fair value of our investments. As a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with the Adviser’s written valuation policy, with the Adviser having final responsibility for determining, in accordance with the 1940 Act and the rules and guidance thereunder, the fair value of our investments. Typically, there is no public market for the type of investments we target. As a result, we value these securities at least quarterly based on relevant information compiled by the Adviser and third-party pricing services (when available), and with the oversight by our board of directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved and overseen by our board of directors. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments is also based, in part, upon third party valuation models that take into account various market inputs. Investors should be aware that the models, information, and/or underlying assumptions utilized by the Adviser or such models will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those we hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments, and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Conflicts of Interest — Valuation.”

Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objectives will depend on the Adviser’s ability to effectively manage and deploy capital, which will depend, in turn, on the Adviser’s ability to identify, evaluate, and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objectives on a cost-effective basis will be largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive, and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations, and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay distributions. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on Panagram Capital Corporation Adviser continuing to serve as the Adviser.

The Adviser manages our investments. Consequently, our success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel, in particular, John E. Kim. Incapacity of Mr. Kim could have a material and adverse effect on our performance. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as our investment adviser.

The Adviser and the Administrator each has the right to resign on 90 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement, and the Administrator has the right under the Administration Agreement, to resign at any time upon 90 days’ written notice, whether we have found a replacement or not. If the Adviser or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 90 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business, and results of operations, as well as our ability to make distributions to our stockholders and other payments to securityholders, are likely to be adversely affected, and the market price of our securities may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business, and results of operations.

Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth will require that the Adviser attract and retain new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience, and skills will depend on several factors including its ability to offer competitive compensation, benefits, and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds, and business development companies) and traditional financial services companies with which the Adviser will compete for experienced personnel, have greater resources than the Adviser has.

There are significant actual and potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, each member of the Investment Team is engaged in other business activities which divert their time and attention. The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

A general increase in interest rates may have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. This risk is more acute in a rising interest rate environment, such as the one we are in now. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss or with respect to investment income that we have accrued but not received.

The Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, we accrue an incentive fee on accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to such income will be paid to the Adviser, without interest, only if and to the extent we actually receive such income in cash.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under the agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees, and other affiliates are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees, and other affiliates from and against all damages, liabilities, costs, and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

The Adviser may not be able to achieve the same or similar returns as those achieved by other portfolios managed by the Investment Team.

Although the Investment Team manages other investment portfolios, including accounts using investment objectives, investment strategies, and investment policies similar to ours, we cannot assure you that we will be able to achieve the results realized by any other vehicles managed by the Investment Team.

We may experience fluctuations in our NAV and quarterly operating results.

We could experience fluctuations in our NAV from month to month and in our quarterly operating results due to a number of factors, including the timing of distributions to our stockholders, fluctuations in the value of the CLO securities that we hold, our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, our NAV and results for any period should not be relied upon as being indicative of our NAV and results in future periods.

Our board of directors may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria, and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria, and strategies would have on our business, NAV, operating results, and value of our securities. However, the effects of any such changes could adversely impact our ability to pay dividends and cause you to lose all or part of your investment.

Our management’s initial estimates of certain metrics relating to our financial performance for a period are subject to revision based on our actual results for such period.

Our management intends to make and publish unaudited estimates of certain metrics indicative of our financial performance, including the NAV per share of our common stock and the range of NAV per share of our common stock on a monthly basis, and the range of the net investment income and realized gain/loss per share of our common stock on a quarterly basis. While any such estimate will be made in good faith based on our most recently available records as of the date of the estimate, such estimates are subject to financial closing procedures, our board of directors’ final determination of our NAV as of the end of the applicable quarter, and other developments arising between the time such estimate is made and the time that we finalize our quarterly financial results, and may differ materially from the results reported in the audited financial statements and/or the unaudited financial statements included in filings we make with the SEC. As a result, investors are cautioned not to place undue reliance on any management estimates presented in this prospectus or any related amendment to this prospectus and should view such information in the context of our full quarterly or annual results when such results are available.

We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our tax year ending September 30, 2023, and intend to qualify as a RIC in each of our succeeding tax years, we can offer no assurance that we will be able to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet certain annual distribution, income source, and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute dividends to our stockholders each tax year of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage requirements under the 1940 Act and may be subject to financial covenants that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each tax year from dividends, interest, gains from the sale of our securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each quarter of our tax year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par, or payment-in-kind interest, which represents contractual interest added to the principal amount of a debt security and due at the maturity of the debt security. We also may be required to include in income certain other amounts that we have not yet, and may not ever, receive in cash. Our investments in payment-in-kind interest may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the issuer of the security could still default when our actual collection is scheduled to occur upon maturity of the obligation.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our cash distributions to stockholders may change and a portion of our distributions to stockholders may be a return of capital.

The amount of our cash distributions may increase or decrease at the discretion of our board of directors, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may not be able to sustain a given level of distributions. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for financial reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital, which would reduce a stockholder’s basis in shares of our common stock. Accordingly, stockholders should not assume that the sole source of any of our distributions is net investment income. Any reduction in the amount of our distributions would reduce the amount of cash received by our stockholders and could have a material adverse effect on the market price of our shares. See “— Risks Related to Our Investments — Our investments are subject to prepayment risk” and “— Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.”

Our stockholders may receive shares of our common stock as distributions, which could result in adverse tax consequences to them.

In order to satisfy certain annual distribution requirements to maintain RIC tax treatment under Subchapter M of the Code, we may declare a large portion of a distribution in shares of our common stock instead of in cash even if a stockholder has opted out of participation in the DRIP. As long as at least 20% of such distribution is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be subject to tax on 100% of the fair market value of the distribution on the date the distribution is received by the stockholder in the same manner as a cash distribution, even though most of the distribution was paid in shares of our common stock.

We will incur significant costs as a result of being a publicly traded company.

Once listed on a national securities exchange, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.

In order to maintain our RIC status once we qualify, we will be required to distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations, and results. Even if available, if we are not able to obtain such capital on favorable terms, it could adversely affect our net investment income.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We may be materially affected by market, economic, and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation, or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. Although certain financial markets have improved, to the extent economic conditions experienced during the past decade recur, they may adversely impact our investments. Signs of deteriorating sovereign debt conditions in Europe and elsewhere and uncertainty regarding the policies of the current U.S. presidential administration, including with regard to the imposition of trade tariffs, embargoes, or other restrictions or limitations on trade, could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.

We also may be subject to risk arising from a broad sell off or other shift in the credit markets, which may adversely impact our income and NAV. In addition, if the value of our assets declines substantially, we may fail to maintain the minimum asset coverage imposed upon us by the 1940 Act. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “Regulation as a Closed-End Management Investment Company.” Any such failure would affect our ability to issue preferred stock and other senior securities, including borrowings, and may affect our ability to pay distributions on our capital stock, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain debt financing on commercially reasonable terms, if at all. See “— If we are unable to obtain, and/or refinance debt capital, our business could be materially adversely affected.” In previous market cycles, many lenders and institutional investors have previously reduced or ceased lending to borrowers. In the event of such type of market turmoil and tightening of credit, increased market volatility and widespread reduction of business activity could occur, thereby limiting our investment opportunities.

Moreover, we are unable to predict when economic and market conditions may be favorable in future periods. Even if market conditions are broadly favorable over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

If we are unable to obtain and/or refinance debt capital, our business could be materially adversely affected.

We currently anticipate obtaining debt financing within 12 months of this offering in order to obtain funds to make additional investments and grow our portfolio of investments. See “— Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.” Such debt capital may take the form of a term credit facility with a fixed maturity date or other fixed term instruments, and we may be unable to extend, refinance, or replace such debt financings prior to their maturity.

If we are unable to obtain or refinance debt capital on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow our business. In addition, holders of our common stock would not benefit from the potential for increased returns on equity that incurring leverage creates. Any such limitations on our ability to grow and take advantage of leverage may decrease our earnings, if any, and distributions to stockholders, which in turn may lower the trading price of our common stock. In addition, in such event, we may need to liquidate certain of our investments, which may be difficult to sell if required, meaning that we may realize significantly less than the value at which we have recorded our investments. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under the Adviser’s allocation policy.

Debt capital that is available to us in the future, if any, including upon the refinancing of then-existing debt prior to its maturity, may be at a higher cost and on less favorable terms and conditions than costs and other terms and conditions at which we can currently obtain debt capital. In addition, if we are unable to repay amounts outstanding under any such debt financings and are declared in default or are unable to renew or refinance these debt financings, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn, or an operational problem that affects third parties or us, and could materially damage our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred stock and/or borrowings from banks or other financial institutions), provided we meet certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” for details concerning how asset coverage is calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales or redemptions may be disadvantageous. Also, any amounts that we use to service or repay our indebtedness would not be available for distributions to our stockholders.

We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms, or (4) under such circumstances as the SEC may permit.

Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price or liquidity of our securities.

To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.

This concentration of beneficial ownership also might harm the market price of our securities by:

•	delaying, deferring or preventing a change in corporate control;

•	impeding a merger, consolidation, takeover, or other business combination involving us; or

•	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

To the extent that any stockholder that holds a significant number of our securities is subject to temporary restrictions on resale of such securities, including certain lock-up restrictions, such restrictions could adversely affect the liquidity of trading in our securities, which may harm the market price of our securities. See “Underwriting.”

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.

Legal and regulatory changes. Legal and regulatory changes could occur and may adversely affect us and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations that could adversely affect us may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Investment Team to other types of investments in which the Investment Team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Derivative Investments. The derivative investments in which we may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” which was signed into law in July 2010, requires certain standardized derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in us and our counterparties posting higher margin amounts for uncleared derivatives. In addition, we have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012. For us to continue to qualify for this exclusion, (i) the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the U.S. Commodity Exchange Act, as amended, or the “CEA,” and (other than positions entered into for hedging purposes) may not exceed five percent of our liquidation value, (ii) the net notional value of our aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of our liquidation value, or (iii) we must meet an alternative test appropriate for a “fund of funds” as set forth in CFTC No-Action Letter 12-38. In the event we fail to qualify for the exclusion and the Adviser is required to register as a “commodity pool operator” in connection with serving as our investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, our expenses may increase. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 in effect rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover practices with respect to such transactions. Rule 18f-4 permits us to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if we comply with certain value-at-risk (“VaR”) leverage limits and derivatives risk management program and board oversight and reporting requirements or comply with a “limited derivatives users” exception. We intend to elect to rely on the limited derivatives users exception. We may change the election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, we have adopted and implemented written policies and procedures reasonably designed to manage our derivatives risk and limit our derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with our reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4. In connection with our intention to elect to rely on Rule 18f-4, we will not rely on the previous guidance of the SEC and its staff regarding asset segregation and cover practices in determining how we will comply with Section 18 with respect to our use of derivatives and the other transactions that Rule 18f-4 addresses.

Loan Securitizations. Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund, or “covered funds,” which have been broadly defined in a way which could include many CLOs. Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of any or all of the investments held by us. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs will qualify for this exemption. For example, CLOs that invest in bonds as well as loans will be treated as covered funds. Accordingly, in an effort to qualify for the “loan securitization” exemption, many current CLOs have amended their transaction documents to restrict the ability of the issuer to acquire bonds and certain other securities, which may reduce the return available to holders of CLO equity securities. Furthermore, the costs associated with such amendments are typically paid out of the cash flow of the CLO, which adversely impacts the return on our investment in any CLO equity. In addition, in order to avoid covered fund status under the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may result in lower returns on CLO equity securities than currently anticipated.

In June 2020, the five federal agencies responsible for implementing the Volcker Rule adopted amendments to the Volcker Rule's implementing regulations, including changes relevant to the treatment of securitizations (the “Volcker Changes”). Among other things, the Volcker Changes ease certain aspects of the "loan securitization" exclusion, and create additional exclusions from the "covered fund" definition, and narrow the definition of "ownership interest" to exclude certain "senior debt interests". Also, under the Volcker Changes, a debt interest would no longer be considered an "ownership interest" solely because the holder has the right to remove or replace the manager following a cause-related default. The Volcker Changes were effective October 1, 2020. It is currently unclear how, or if, the Volcker Changes will affect the CLO securities in which the Company invests.

Also, in October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” or a “majority owned affiliate” thereof (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.

The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, or the “Final U.S. Risk Retention Effective Date,” and to the extent applicable to CLOs, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of our investments. On February 9, 2018, a three judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System, No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO collateral managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules, or the “DC Circuit Ruling.” Thus, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes (or cause their majority owned affiliates to dispose of the notes) constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise prohibited by the Final U.S. Risk Retention Rules. To the extent either the underlying collateral manager or its majority-owned affiliate divests itself of such notes, this will reduce the degree to which the relevant collateral manager’s incentives are aligned with those of the noteholders of the CLO (which may include us as a CLO noteholder), and could influence the way in which the relevant collateral manager manages the CLO assets and/or makes other decisions under the transaction documents related to the CLO in a manner that is adverse to us.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitization and creating a specific framework for simple, transparent and standardized securitization (as may be amended from time to time and including any delegated or implementing legislation with respect thereto, the “Securitization Regulation”) became effective on January 17, 2018 and applies to all new securitizations issued on or after January 1, 2019. The Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to European credit institutions, investment firms, insurance and reinsurance companies, alternative investment fund managers that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU Directive 2009/65/EC and the management companies thereof and, subject to some exceptions, institutions for occupational pension provision (IORPs), each as set out in the Securitization Regulation (such investors, “EU Affected Investors”). Such EU Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Securitization Regulation.

The Securitization Regulation restricts an EU Affected Investor from investing in securitizations unless, among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures and (ii) the risk retention is disclosed to the investor in accordance with the Securitization Regulation; and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the Securitization Regulation and the prior EU risk retention requirements, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor”, “originator” or “original lender” of a securitization where such entity is established in the EU.

CLOs issued in Europe are generally structured in compliance with the Securitization Regulation so that prospective investors subject to the Securitization laws can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization laws, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulation, it will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulation and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.

The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.

The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition, and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

General Risk Factors

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the “DGCL,” contains provisions that may discourage, delay, or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including the Control Share Provisions (as defined below), provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our capital stock, and to amend our certificate of incorporation, without stockholder approval, in certain instances. These provisions, including the Control Share Provisions as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our securityholders. See “Description of Our Capital Stock — Provisions of the DGCL and Our Certificate of Incorporation and Bylaws.”

Our bylaws provide that derivative actions brought in our name, actions against our directors, officers, other employees, or stockholders for breach of fiduciary duty and other similar actions may be brought in the Court of Chancery or the United States District Court for the District of Delaware.

Our bylaws provide that, except for any claims, suits, actions, or proceedings arising under the federal securities laws, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any Director or officer or other agent of the Company arising pursuant to any provision of the DGCL or our certificate of incorporation or our bylaws, or (d) any action asserting a claim against the Company or any Director or officer or other agent of the Company that is governed by the internal affairs doctrine shall be the Court of Chancery or the United States District Court for the District of Delaware. Our bylaws also provide that any claims, suits, actions, or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable or convenient for disputes with us or any of our directors, officers, other employees, or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in our bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results, and financial condition.

Terrorist actions, natural disasters, outbreaks or pandemics may disrupt the market and impact our operations.

Terrorist acts, acts of war, natural disasters, outbreaks, or pandemics may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS, and COVID-19. In late 2019, an initial outbreak of COVID-19 was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, which has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures, and other travel restrictions, causing social unrest and commercial disruption on a global scale. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect countries, regions, companies, industries, and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact us and our underlying investments. It is not known how sever or long the impact of the COVID-19 pandemic will be. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed severe financial harm on certain industries to which the Company is exposed indirectly through its CLO investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients elect to delay elective or routine procedures, and many casino operators have been forced to completely halt operations due to the imposition of mandatory business closures and to address social distancing guidelines.

To date, certain of the CLOs in which we invest have experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades have caused, and may continue to cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company holds to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors have caused, and may continue to cause, a decline in the value of CLO securities generally. If CLO cashflows or income decreases as a result of the pandemic, the portion of our distribution comprised of a return of capital could increase or distributions could be reduced.

In addition, future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may adversely impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are subject to risks related to cybersecurity and other disruptions to information systems.

We are highly dependent on the communications and information systems of the Adviser, the Administrator, and their affiliates as well as certain other third-party service providers. We, and our service providers, are susceptible to operational and information security risks. While we, the Adviser, and the Administrator have procedures in place with respect to information security, technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss, or destruction of our and/or our stockholders’ confidential and other information, or otherwise disrupt our operations or those of our service providers. Disruptions or failures in the physical infrastructure or operating systems and cyber attacks or security breaches of the networks, systems, or devices that we and our service providers use to service our operations, or disruption or failures in the movement of information between service providers, could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our stockholders to transact business and of us to process transactions, inability to calculate our NAV, misstated or unreliable financial data, violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, increased insurance premiums, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our service providers will not suffer losses relating to information security breaches (including cyber attacks) or other disruptions to information systems in the future.

USE OF PROCEEDS

The net proceeds to us of this offering are expected to be approximately $[ ] (or approximately $[ ] if the underwriters exercise the over-allotment option in full). The Adviser or its affiliates will pay the full amount of the sales load in connection with this public offering, which is estimated to be $ [ ] (or approximately $ [ ] if the underwriters exercise the over-allotment option in full). Because the sales load is paid solely by the Adviser or its affiliates (and not by us), the net proceeds to us from this offering are not reduced by such amounts.

We intend to use the proceeds from the sale of shares of our common stock pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We cannot estimate the approximate amount intended to be used for each of these purposes. Such amounts will depend on our cashflow needs after the closing of the offering, market conditions, and other factors. We currently anticipate that it will take approximately three to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of this offering in accordance with our investment objectives and policies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period.

CAPITALIZATION

The following table sets forth our capitalization as follows:

	Panagram Capital, LLC	Panagram Capital Corporation
	7/31/2023	Pro Forma as adjusted for conversion	Pro Forma as adjusted for conversion and to give effect to offering (1)
Assets:
Cash and cash equivalents	34,158,736
Investments at fair value	215,692,159
Other assets	151,960
Total assets	250,002,855

Liabilities:
Short-term note - related parties	7,000,000
Payable for securities purchased	2,414,038
Other Liabilities	614,789
Total liabilities	10,028,827

Member's Equity
Total member's equity	239,974,028

Stockholders' equity
Common stock, par value $0.001 per share [ ] shares authorized, actual; [ ] shares issued and outstanding, actual [ ] shares issued and outstanding, pro forma as adjusted
Capital in excess of par
Total stockholders' equity

NAV per share

Pro Forma Dilution

Our NAV as of [ ], 2023 was $[ ], or $[ ] per share of common stock. After giving effect to the assumed sale of [ ] shares of common stock in this offering at an assumed public offering price of $[ ] per share of common stock (which price is equal to our NAV per share of common stock as of [ ], 2023), our as-adjusted NAV on such a pro forma basis would be approximately $[ ], or approximately $[ ] per share of our common stock, representing an immediate decrease in NAV of $[ ] per share sold in this offering on a pro forma basis.

The following table illustrates the dilution to our common stock on a per share basis, taking into account the assumptions set forth above:

Assumed offering price per share of common stock	$	[ ]
As-adjusted pro forma NAV per share of common stock after giving effect to this offering	$	[ ]
Pro forma dilution to holders of our common stock	$	[ ]

BUSINESS

The Company is a newly organized, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act.

Our Structure and Formation Transactions

We were organized as Panagram Capital, LLC, a Delaware limited liability company, on July 7, 2021, and intend to convert into a Delaware corporation prior to this offering. Our initial investment portfolio was purchased by us prior to our registration as an investment company from the Panagram Senior Loan Funds, which are also managed by the Adviser's Investment Team. In addition, our Sole Member owns 100% of the interest in the Company.

The interest held by our Sole Member will convert into shares of our common stock at the time of our conversion into a corporation with the number of shares to be determined by our board of directors or a duly authorized committee thereof, taking into account our NAV at or around such time and the public offering price of $[ ] per share of our common stock. Assuming a public offering price of $[ ] per share of our common stock and based on our NAV as of [ ], 2023, our Sole Member will receive [ ] shares or 100% of our common stock upon our conversion to a corporation (prior to the completion of this offering). The shares of our common stock held by our Sole Member will be subject to certain lock-up restrictions. See “Underwriting.”

Certain financial institutions, each of which has a pre-existing business relationship with the Adviser or its affiliates, have indicated an interest in purchasing an aggregate of [ ] shares of common stock of the Company in this offering at the initial public offering price for an aggregate purchase amount of $62.5 million. These investors may determine to purchase more, less or no Shares in this offering. The underwriters will not receive an underwriting discount on Shares purchased by these investors as they will on other Shares sold to the public in this offering. Pursuant to “lock up” agreements with the underwriters, these investors may be restricted from selling Shares purchased in this offering for a period of time following completion of this offering. See “Underwriting.”

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity tranches of CLOs, which are collateralized by portfolios consisting primarily of below-investment grade U.S. senior secured loans. We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives, including junior and senior debt tranches of CLOs, loan accumulation facilities, and securities issued by other securitization vehicles. The amount that we will invest in other securities and instruments will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are typically unrated and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. Loan accumulation facilities are short- to medium-term facilities, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

Investment Strategy

We intend to pursue a differentiated strategy within the CLO equity market premised upon the Adviser’s strong emphasis on assessing the skill of CLO collateral managers and analyzing the structure of a CLO.

The Adviser’s Investment Team utilizes a variety of methods to proactively source and analyze investments, including leveraging its Investment Team’s industry experience and extensive network of contacts, performing due diligence on, and engaging in discussions with, CLO collateral managers, utilizing quantitatively based financial and analytical models to aid in selecting and monitoring investments, and ongoing review of deals in the market. The Adviser conducts rigorous assessments and reviews before investing in a CLO collateral manager. Out of a market of approximately 130 currently active managers, the Adviser and its affiliates, on behalf of their clients, have made majority equity investments in CLOs managed by fewer than 25 CLO collateral managers. Some of the characteristics the Adviser seeks in a CLO platform are: (1) a CLO collateral manager, or management team, that evidences advanced and sophisticated credit analysis for individual loans in the CLO portfolio; (2) a platform for which there is sufficient market demand for its debt as to keep CLO liability costs at a market or below-market level; (3) the ability of the CLO manager to receive strong allocations on new issue leveraged loans from arranging banks; (4) the infrastructure of the CLO manager to properly manage the demands of a structured, rated vehicle such as to maintain ratings on its debt; and (5) the long-term track record of the manager, especially with regard to gain and loss in the value of its previous loan portfolios, its loan default rate, its loan recovery rate, and its loan trading history. The Adviser applies its expertise in CLO structuring to its investments, especially during the structuring period that allows negotiation of certain terms in the CLO’s documents. The Adviser believes that its market knowledge and ability to analyze complex credit instruments results in structures that are optimized for equity returns.

We believe that we are structured as an efficient vehicle for investors to gain exposure to the types of CLO securities and related investments historically accessed by primarily institutional investors. We believe our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective without the uncertainty posed by redemptions in an open-end fund structure. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders.

When making an equity investment in a CLO on behalf of its clients, the Adviser's Investment Team seeks to acquire at least a majority position in the CLO equity tranche. Such a majority position allows the Adviser to better influence the structuring of the CLO’s key terms and conditions. Because of the investment policies of the Company, the Adviser may not be able to allocate a majority position in the CLO equity tranche of a particular CLO to the Company; instead, the Adviser may collectively hold a majority position in the equity tranche of a CLO after aggregating this position with other positions in the same equity tranche managed by the Adviser in other funds, managed accounts, or elsewhere.

The Adviser believes that holding a majority position in the equity tranche of a CLO is an important driver of value to CLO equity returns. A majority equity holder has, in particular, three important rights that can heavily influence CLO equity returns: (1) the right to redeem the CLO and force liquidation of the collateral (after any applicable non-call periods have expired); (2) the right to refinance the debt tranches (i.e., reduce the coupon on outstanding debt tranches to reduce the CLO’s overall cost of debt); and (3) the right to reset the CLO. In a CLO refinancing, typically only the interest rate spread on a CLO’s debt tranches are reduced, and most other terms of the CLO remain unchanged. The reduction of a CLO’s cost of debt accrues to the benefit of the CLO’s equity investors. In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (i.e., the terms of the indenture and the various tranches of the CLO can be renegotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, and thus extends the cashflows to the investment.

In all three cases, a majority CLO equity holder can benefit from determining the timing of the exercise of these rights, and the Adviser seeks to use such positions to maximize the benefit to the CLO equity holders. By way of example, a minority equity holder without such rights would not have the ability to unilaterally cause the CLO to refinance its debt, even if favorable market conditions allow for a large reduction in debt costs.

The Adviser and its affiliates have been an active presence in the CLO market for many years, by virtue of its senior employees’ long employment history in the market, and so can use its majority CLO equity positions to our benefit by interfacing directly (as the lead equity holder) with the CLO manager, by working directly with the arranger to structure the CLO, and by utilizing its market knowledge to optimize debt cost through refinancing and overall cashflows through potential resets.

The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser will actively monitor each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.

CLO Overview

We intend to pursue an investment strategy focused on investing primarily in equity tranches of CLOs. The CLOs that we primarily target are securitization vehicles that pool portfolios of primarily below-investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as CLO’s “collateral.” While portfolios of most CLOs consist of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in second lien loans, unsecured loans, senior secured bonds, and senior unsecured bonds.

We believe an investment in a CLO offers access to a diversified and actively managed and monitored portfolio of primarily senior secured loans in a single investment. An investment in the equity class of a CLO provides the potential for returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding the rated debt liabilities and CLO expenses.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static, revolving structures that allow for reinvestment over a specific period of time (the “reinvestment period,” which is typically up to five years). The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by — and the par value (as opposed to the market price) of — the collateral. These covenants include collateral coverage tests, interest coverage tests, and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt securities in the form of multiple, primarily floating rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below-investment grade, at the junior level by a nationally-recognized rating agency. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 7% to 10% of a CLO’s capital structure. Below-investment grade and unrated securities are sometimes referred to as “junk” securities. Below is an illustration to reflect a typical CLO in the market.

Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. As of December 31, 2022, the outstanding loan market, as represented by the components of the S&P/LSTA Leveraged Loan Index, was $1.42 trillion.

Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs, senior secured loan and high yield bond mutual funds and closed-end funds, hedge funds, banks, insurance companies, and finance companies. CLOs currently represent 50%-75% of the demand for newly issued highly leveraged loans, according to S&P Capital IQ. Senior secured loans are typically floating rate instruments, making quarterly interest payments based on a spread over a benchmark rate. As floating rate instruments, they reduce some of the interest rate risk associated with fixed rate securities, especially in a period of rising rates. Many senior secured loans have a LIBOR (or alternative index) floor.

Senior secured loans are a first priority pledge of a company’s assets. Senior secured loans are protected by sitting at the top of a corporate capital structure and cushioned by any subordinated debt or equity issued by the company. Senior secured loans are also prepayable and typically prepay on average 30% per year.

Middle-market loans are loans to smaller companies that range in size from $10 to $150 million in annual earnings (generally calculated as EBITDA, or earnings before interest, tax, depreciation, and amortization). Such loans can be originated by banks or by non-bank lenders. Non-bank lenders comprise direct lending funds, sponsor finance companies (i.e., those supported financially by a private equity sponsor or other third-party investor), business development companies, and other pools of capital dedicated to lending to smaller companies. Relative to broadly-syndicated loans, middle-market loans typically have higher spreads, lower leverage, shorter maturities and more covenants to compensate for their comparatively lower liquidity.

Middle-market loans, like broadly syndicated loans, are senior secured indebtedness in the corporate capital structure. Middle-market loans are typically negotiated directly by the lender and borrower, and often include debt protections such as covenants, which are designed to force borrowers to repay their loans if certain financial metrics are not met. If the borrower’s performance begins to deteriorate, these covenants can force the borrower to engage with the lender to discuss proactive measures to avoid default, or repayment strategies that would realign with the borrower’s financial and operational outlook.

While middle-market loans are generally less liquid than broadly syndicated loans, given their smaller facility sizes and private borrowers, their historical default rates roughly track the loan market as a whole, and, in general, middle-market loans have higher recovery rates than broadly syndicated loans.

Middle-market CLO equity has traditionally been held by loan originators, who view the CLO structure as a form of financing. In recent years, middle-market CLO managers have sought to sell equity positions to third parties, as is done in the broadly syndicated market. The Adviser believes that it has strong relationships with premier loan originators and that these relationships provide access to middle-market CLO equity positions that can create strong yields for the Company.

We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured loans, which comprise the vast majority of most CLO portfolios. The graph below illustrates the lagging 12-month default rate by principal amount on the S&P/LSTA Leveraged Loan Index from December 31, 2012 through July 31, 2023. As of July 31, 2023, the default rate was 1.75%. Upon default, senior secured loans have historically recovered more than 70% of par (i.e., the initial loan amount). Over time, the senior secured loan market has experienced relatively consistent total returns. Specifically, from a total return perspective, the Credit Suisse Leveraged Loan Index has experienced only three down years (2008, 2015 and 2022) since 2001. During the financial crisis of 2008, the Index delivered a positive total return for the two-year period ended December 31, 2009.

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cashflow available — after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid — is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests.

The Adviser believes that excess interest-related cashflow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cashflows during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.

A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s underlying portfolio.

Most CLOs are non-static, revolving structures that generally allow for reinvestment over a specific period of time (the “reinvestment period,” which is typically up to five years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value to both CLO debt and equity investors through a combination of their credit expertise and a strong understanding of how to manage effectively within the rules-based structure of a CLO.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second, and so on, with any remaining principal being distributed to the equity tranche investors. In limited instances, principal may be reinvested after the end of the reinvestment period.

CLOs contain structural features and covenants designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities, subject to certain adjustments). Interest coverage tests require CLOs to maintain certain levels of interest coverage. If a CLO breaches an overcollateralization test or interest coverage test, excess interest-related cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a deferral of cashflow, a partial or total loss of their investment and/or the CLO may eventually experience an event of default. For this reason, CLO equity investors are often referred to as being in a first loss position. The Adviser will have no control over whether or not the CLO is able to satisfy its relevant interest coverage tests or overcollateralization tests.

CLOs also typically have interest diversion tests, which also acts to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest-related cashflow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new loan collateral until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.

Cashflow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are generally calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing collateral portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

CLO Market Opportunity

We believe knowledgeable and experienced investors with specialized experience in CLO securities can earn an attractive risk-adjusted return through investments in CLOs.

Depending on the Adviser’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO debt investments.

We believe that CLO equity has the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to other asset classes over the long-term.

•	Protection against rising interest rates: A CLO’s asset portfolio typically comprises floating rate loans and the CLO’s liabilities are also predominantly floating rate instruments. CLO equity provides potential protection against rising interest rates. However, our investments are still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with our investments, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— CLO Overview.”

•	Senior secured nature of the collateral: The primary attributes of senior secured loans typically include a senior position in a company’s capital structure (there is a cushion provided by subordinated equity and debt capital). The holder of a senior secured loan has the first lien security interest in a company’s assets. In general, senior secured loans have a loan-to-value ratio of approximately 40% to 60% at the time of orignation based on a borrower’s assessed enterprise value.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Specialist in CLO securities. The Adviser focuses primarily on CLO securities and related investments. Each member of the Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his or her career.

•	CLO management and investment experience / track record. For over 8 years, certain members of the Investment Team, working together, have invested in the equity and debt securities of CLOs. To date, they have made 77 majority equity investments. As of July 31, 2023, 55 of these investments remained outstanding, representing $3.3 billion of notional value.

•	Deep CLO structural experience and expertise across all levels of the capital structure. Members of the Investment Team have significant experience structuring, valuing, and investing in CLOs. The Adviser believes that the initial structuring of a CLO investment is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by identifying investments with more advantageous structures.

•	Methodical investment process. The Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of a CLO, differentiates its approach to investing in CLO securities. See “— Investment Process.”

•	Proactive investment sourcing. As specialists in the CLO market, members of the Investment Team have developed relationships with many CLO collateral managers and key market participants and, as such, the Adviser believes that it is viewed as an important market participant. We believe the Adviser’s and its affiliates’ relative size and prominence in the CLO market and the Investment Team’s broad and often longstanding relationships with CLO collateral managers and arranging banks benefit us by enhancing our ability to source investments in their early stages and to execute investments in CLO securities.

•	Efficient vehicle for gaining exposure to CLO securities. Generally, we plan to acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser and its affiliates collectively hold a majority position. A majority position in a CLO’s equity tranche generally gives the majority investor the right to redeen, refinance, or reset the CLO. In addition, we believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. We believe our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective without the uncertainty posed by redemptions in an open-end fund structure. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders. An important aspect of the Adviser’s monitoring and stewardship involves assessing and potentially exercising certain rights held in respect of a majority position in a CLO. Specifically, a holder of a majority of the equity tranche of a CLO typically is able to direct a CLO refinancing, reset, or call after the expiration of a CLO’s non-call period.

The Adviser has increasingly focused considerable time and attention seeking to maximize value within our portfolio through CLO refinancings and resets. In a CLO refinancing, typically only the interest rate spread on a CLO’s debt tranches are reduced, and most other terms of the CLO remain unchanged. The reduction of a CLO’s cost of debt accrues to the benefit of the CLO’s equity investors, such as the Company.

In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (e.g., the terms of the indenture and the various tranches of the CLO can be re-negotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, typically by up to five years. We believe that the ability to lengthen the term of our investments in CLO equity tranches is a key benefit of our permanent structure and we believe many limited-life investment vehicles are not fully able to capture the value of this benefit.

In both resets and refinancings, there are one-time transaction costs (e.g., dealer fees, attorney fees, and related costs) which typically reduce the next scheduled distribution to the CLO’s equity tranche. The Adviser, when deciding whether or not to effect a refinancing or reset of a CLO, performs a cost-benefit analysis that takes these costs into account. In general, a refinancing or reset of a CLO can increase cashflows to the equity positions held by the Company by lowering the cost of the CLO’s liabilities.

•	Established platform. Members of the Investment Team have worked together since 2014, first as employees of Security Benefit Life Insurance Company, and then as employees of Eldridge, the Adviser’s parent company. Collectively, the investment professionals employed by the Adviser and its affiliates have more than 80 years of experience in CLO structuring, issuance, CLO debt and equity portfolio management, and structured credit capital markets. The team has broad and deep relationships in the CLO market with arrangers, CLO managers, service providers, and other structured credit professionals that inform its market knowledge and define its opportunity set. The Adviser also benefits from the alignment of interests across CLO managers, the Adviser and the broader Eldridge platform. Moreover, the Adviser believes its strong reputation in the CLO market, and the relative size of its current portfolios compared with its competitors, gives it an advantage in information flow, new opportunities for investments, unique access to middle market managers, and broader partnerships with market participants to create assets appropriate for our portfolio.

•	Long-term investment horizon. We believe in a long-term investment horizon for our portfolio. We seek to maximize the reinvestment periods of our CLOs wherever possible in the primary market. We also plan to extend, wherever appropriate, the reinvestment periods of CLOs we own in the portfolio today. We do not plan to purchase CLOs with the primary goal to “flip,” or trade in the short term, positions that we purchase. Rather, we plan to originate CLOs in which the Adviser, through our position and other positions in the same CLO that the Adviser or its affiliates may manage in other portfolios, controls the voting rights to allow an extension of the deal’s reinvestment and maturity date. In such instances, our portfolio could enjoy a longer stream of cashflows than if the CLOs were not extended.

We believe that the long-term capital structure of our vehicle confers a number of advantages on our core strategy. First, as a result of our permanent, closed-end structure, we are not subject to any mandatory liquidation, dissolution or wind-up requirements and, therefore, the Adviser will never have to involuntarily liquidate a given position to meet a redemption. Involuntary liquidations of positions at inopportune times can often lead to a poor investment outcome for those positions in particular, but also for the portfolio as a whole, disadvantaging certain investors who do not redeem at the same time. Second, the Adviser can take a long-term view to making new investments that may not, in the short term, provide high income relative to their costs. Such CLO investments can often create robust returns through capital appreciation in their underlying loan portfolios rather than through high current income. Finally, our vehicle allows us to manage our portfolio to provide stable yields through market cycles. As we rarely will seek to liquidate positions, the current market value of our portfolio is not of primary concern. Rather, we seek to maximize the dividend yield and ultimate return to our shareholders. In cases where the Adviser believes a position’s future cashflows will provide an appropriate return to our shareholders, even if the current market price of that position is low, the Adviser can retain the position in the portfolio to create yield rather than decide to sell the position to prevent short-term NAV deterioration. Over time, this creates, in our opinion, a better opportunity to create a stable dividend stream for our investors.

•	Efficient tax structure. A closed-end management investment company typically does not incur significant entity-level tax costs, because it is entitled to deduct distributions to its stockholders. As a result, a closed-end management investment company will generally not incur any U.S. federal income tax costs, so long as the closed-end management investment company qualifies as a RIC and distributes substantially all of its income to its stockholders on a current basis.

•	Portfolio level monitoring. Our portfolio monitoring comprises a number of methods. The Adviser uses standard industry technology to analyze and monitor our positions. Such technology includes an industry leading CLO database and cashflow “engine,” or generator, and other analytics suites used to compare CLOs across the market and run cashflow projections and other metrics. We also use other software commonly used in our market to evaluate and model investments. The Adviser, on behalf of its clients, also uses its position as a majority equity holder in a CLO to have periodic updates with the CLO manager, which often take the form of a credit review of the underlying loan portfolio. Finally, the Adviser uses its market relationships to contextualize the performance of a given CLO relative to its vintage, its competitors, and to the leveraged loan market at the time.

Investment Process

The Investment Team regularly sources and evaluates potential investment opportunities in both the primary and secondary market. We believe the Adviser’s investment analysis and due diligence process, which includes a strong emphasis on assessing the skill of CLO collateral managers and analyzing the structure of a CLO, differentiates our approach to investing in CLO securities. This process, augmented by the first-hand CLO industry experience of the Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance.

The Adviser seeks to implement its investment process in a methodical and disciplined fashion, as described below.

Sourcing of Investment Opportunities

The Investment Team maintains regular dialogue with many CLO collateral managers and the investment banks active in the CLO market. The Adviser conducts rigorous assessments and reviews before investing in a CLO collateral manager. Out of a market of approximately 130 currently active managers, the Adviser and its affiliates, on behalf of their clients, have made majority equity investments in CLOs managed by fewer than 25 CLO collateral managers. Some of the characteristics the Adviser seeks in a CLO platform are: (1) a CLO collateral manager, or management team, that evidences advanced and sophisticated credit analysis for individual loans in the CLO portfolio; (2) a platform for which there is sufficient market demand for its debt as to keep CLO liability costs at a market or below-market level; (3) the ability of the CLO manager to receive strong allocations on new issue leveraged loans from arranging banks; (4) the infrastructure of the CLO manager to properly manage the demands of a structured, rated vehicle such as to maintain ratings on its debt; and (5) the long-term track record of the manager, especially with regard to gain and loss in the value of its previous loan portfolios, its loan default rate, its loan recovery rate, and its loan trading history. The Adviser applies its expertise in CLO structuring to its investments, especially during the structuring period that allows negotiation of certain terms in the CLO’s documents. The Adviser believes that its market knowledge and ability to analyze complex credit instruments results in structures that are optimized for equity returns. Members of the Investment Team have met or conducted calls with the majority of these firms. In addition, members of the Investment Team have longstanding relationships with many CLO collateral managers, some dating back over a decade.

When the Investment Team seeks to proceed with a primary market investment, we believe that the Adviser’s and its affiliates’ relative size and prominence in the CLO market and the Investment Team’s broad and longstanding relationships with CLO collateral managers and arranging banks may result in achieving allocations of CLO debt investment opportunities, the syndications of which can be oversubscribed.

Investment Analysis and Due Diligence

The Adviser employs a methodical investment analysis and due diligence process that we believe is more akin to a private equity style investment approach than to the typical process used by many investors in freely tradable fixed income-type securities, such as CLO debt and equity. The Adviser views its investment analysis and due diligence process as broadly comprising the following key areas for evaluation: (1) analysis of a CLO collateral manager’s investment strategy and approach, (2) analysis of the quality of a CLO collateral manager and its investment team, (3) analysis of a CLO collateral manager’s historical investment performance (including the analysis of multiple CLO specific metrics with a comparison against each CLO’s quarterly vintage cohort), (4) analysis of the underlying loan collateral, (5) analysis of the particular CLO’s structure, including the negotiation of terms, (6) historic primary and secondary pricing levels of tranches of CLOs managed by a CLO collateral manager, (7) cashflow modeling and projections based on a manager’s existing or proposed portfolio, and (8) assessment of capital market conditions and advisability of securitization given portfolio returns and projected cost of debt.

The Investment Team has significant experience structuring, valuing, and investing in CLOs, and the Adviser believes that its knowledge of CLO structures is a core competency and competitive edge. We believe that the initial structuring of a CLO is an important factor in the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by participating in the structuring of the CLO (in cases where we buy control equity) and analyzing the structure (in cases where we buy CLO debt).

Monitoring and Risk Management

Active monitoring of our investments is a critical component of the Adviser’s risk management and mitigation objectives. From data sourced from CLO trustee reports (which detail each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period) and third party data sources, the Adviser utilizes its internal systems (which capture and facilitate the analysis of this data) to review key metrics for each CLO security. In addition, based on the Adviser’s screens and general market intelligence, the Adviser focuses discussions from time to time with CLO collateral managers on particular underlying credits. As part of these discussions, the Adviser also reviews portfolio activity with applicable CLO collateral managers as well as loan and CLO market developments. Additional factors that the Adviser actively monitors, which these discussions help to illuminate, include any shifts in investment strategy, personnel changes, or other organizational developments at the CLO collateral manager which may impact future performance.

Other Investment Techniques

Leverage. We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock, and leverage attributable to reverse repurchase agreements or similar transactions. In contrast to the CLOs in which we will invest, which are typically highly leveraged, the Company itself intends to use relatively limited amounts of leverage (generally expected to consist of borrowing or the issuance of preferred stock or debt securities in amounts up to approximately 13% of the fair value of the Company's total assets) in order to optimize the returns to our shareholders. We seek to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the CLO market weakens. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities.

We currently anticipate incurring leverage in an amount up to approximately 13% of our total assets (as determined immediately after the leverage is incurred) by entering into a credit facility or through the issuance of preferred stock or debt securities, soon after this offering and within the first twelve months following the completion of this offering. We plan to obtain revolving facilities that will allow us to draw capital in the case that current cash available to pay dividends is lower than our anticipated run-rate cash dividend, or in the case that asset values in the CLO market fall in a way as to make new investments attractive, in which case we may incur leverage in excess of approximately 13% of our total assets. The Adviser would decide whether or not it is beneficial to us to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow us to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to our common shares. The facilities would also earn an undrawn commitment fee that we would pay on an ongoing basis, regardless of whether we draw on the facilities or not.

Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of Our Capital Stock — Preferred Stock.”

In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include upfront structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue shares of preferred stock or notes, we may be subject to fees, covenants, and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as we otherwise could have, which could reduce our investment returns. In addition, we expect that any notes we issue or credit facility we enter into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations, and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies, and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the board of directors and our stockholders to change fundamental investment policies.

While we cannot control the market value of our investments, the Adviser can determine to draw on our planned leverage facility to purchase new assets at a time of market dislocation. Such purchases, if made, can mitigate price drops in the current portfolio by making new asset purchases at a discount. Further, such purchases can potentially contribute to a higher increase in net asset value of the portfolio upon a market rebound than if the purchases were not made. Our willingness to utilize leverage, and the amount of leverage we incur, will depend on many factors, the most important of which are investment outlook, market conditions, and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

Preferred Stock. We are authorized to issue 50,000,000 shares of preferred stock and we may issue preferred stock within our first twelve months following the completion of this offering. If we issue preferred stock, costs of the offering will be borne immediately at such time by holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. Under the requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of the preferred stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed. See “Description of Our Capital Stock — Preferred Stock.”

Derivative Transactions. We may engage in Derivative Transactions from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments.

We have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012, and we currently intend to operate in a manner that would permit us to continue to claim such exclusion. See “Risk Factors — Risks Relating to Our Business and Structure — We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest” and “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Illiquid Transactions. Generally, investments will be purchased or sold by us in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

Temporary Defensive Position. We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities, or short-term fixed income securities during periods in which we believe that adverse market, economic, political or other conditions make it advisable to maintain a temporary defensive position. As the CLOs and loan accumulation facilities in which we invest are generally illiquid in nature, we may not be able to dispose of such investments and take a defensive position. To the extent that we invest defensively, we likely will not achieve our investment objectives.

Co-Investment with Affiliates. In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser and certain of the Adviser’s affiliates and may do so, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We have been granted exemptive relief by the SEC to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of our affiliates, subject to certain conditions. A copy of the order granting exemptive relief, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Competition

We intend to compete for investments in CLO securities with other investment funds (including asset managers, business development companies, mutual funds, pension funds, private equity funds, and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies, and insurance companies.

Additionally, because competition for higher-yielding investment opportunities generally has increased, many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of the Investment Team’s deep and highly specialized CLO market experience, the Adviser’s and its affiliates’ relative size and prominence in the CLO market, and the Investment Team’s longstanding relationships with many CLO collateral managers.

THE ADVISER AND THE ADMINISTRATOR

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our board of directors has appointed the Adviser as our investment adviser.

The Adviser

The Adviser was established in April 2023 and is registered as an investment adviser with the SEC. As of July 31, 2023, the Adviser, collectively with Panagram Structured Asset Management, had approximately $14.2 billion of total assets under management for investment in CLO securities, asset-backed securities, and related investments, including capital commitments that were undrawn as of such date, and an additional $1.1 billion in other fee-based assets. Panagram Structured Asset Management established operations in February 2021. The Adviser is a wholly-owned subsidiary of Panagram Holdings, LLC, which is ultimately owned by Eldridge, a private investment firm that owns, directly or indirectly, businesses that operate within a number of industries, including financial services industries. Todd Boehly is the Chairman, Chief Executive Officer, and controlling member of Eldridge. The Adviser’s Investment Team comprises members of an internal structured credit team from Eldridge that has worked together under the leadership of John E. Kim. Since then, the team has managed ABS and CLO investments for Eldridge and its affiliates. Currently, Eldridge and Security Benefit Life Insurance Company have material business relationships with the Adviser. The Adviser is located at 65 East 55th Street, 29th Floor, New York, NY 10022. Below is a graph illustrating the breakdown of the total assets under management.

In addition to managing our investments, the Adviser’s affiliates and the members of the Investment Team manage investment accounts for other clients, including pooled investment vehicles. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we intend to pursue. See “Conflicts of Interest.”

Portfolio Managers

We are managed by members of the Investment Team (see chart below). The Investment Team is led by John E. Kim. The Investment Team is responsible for our day-to-day investment management and the implementation of our investment strategy and process.

Each member of the Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his or her career and has built relationships with key market participants, including CLO collateral managers, investment banks, and investors. Members of the Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;

•	a lead CLO structurer; and

•	a CLO equity and debt investor.

We believe that the complementary, yet highly specialized, skill set of each member of the Investment Team, and the established platform consisting of investment management and operations / business management, provides the Adviser with a competitive advantage in its CLO-focused investment strategy.

Biographical information on the CLO Investment Team is set forth below:

John E. Kim, Co-Founder, Chief Executive Officer and Chief Investment Officer of the Adviser. John E. Kim is the Chief Executive Officer & Chief Investment Officer of the Adviser after previously running the structured products group at Eldridge. Mr. Kim also serves as the Chief Executive Officer and President of the Company. Prior to joining Eldridge, Mr. Kim was a Managing Director at Natixis, where he focused on structured financings for a variety of asset managers and hedge funds. Previously, he was head of CLO structuring at Deutsche Bank. He holds an M.B.A. from New York University’s Stern School of Business and a B.A. in Philosophy from Yale.

Ricky Li, Co-Founder and Managing Director of the Adviser. Ricky Li is a Managing Director of the Adviser and manages CLO mezzanine and equity investments in fund structures and managed accounts. Prior to the Adviser, Mr. Li was a Director in the structured products group at Eldridge. Before Eldridge, he was a Director at Natixis, where he focused on CLO structuring and financing. Mr. Li earned an M.B.A. from New York University’s Stern School of Business and a B.Com in Finance from the University of British Columbia.

Cindy Wu, Vice President of the Adviser. Cindy Wu is a Vice President at Panagram where she focuses on CLO and ABS investments. Before joining Panagram, Cindy was an Associate in the Structured Credit and ABS group at Apollo, investing in CLO and esoteric ABS products. Prior to Apollo, Cindy was an AVP in the CLO Primary team at Barclays. Cindy earned her M.A. in Economics from Duke University and her B.A. in English and B.S. in Economics from Tsinghua University.

The following table sets forth accounts within each category listed for which members of the Investment Team are jointly and primarily responsible for day-to-day portfolio management as of July 31, 2023.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)(1)	Number of Accounts	Total Assets (in millions)(1)
John E. Kim	1	$110.1	—	$—	6	$13,818.2
Ricky Li	1	110.1	—	—	6	13,818.2
Cindy Wu	1	110.1			6	13,818.2

(1)	Total Assets are estimated and unaudited as of July 31, 2023, and may vary from final audited figures.

Compensation of Portfolio Managers. The investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the Investment Team receives long term incentives as well as a fixed base salary and an annual market and performance based cash bonus. The bonus is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers. The table below sets forth the dollar range of the value of the shares of our common stock that are expected to be owned beneficially by each portfolio manager immediately after completion of this offering. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
John E. Kim	[ ]
Ricky Li	[ ]
Cindy Wu	[ ]

(1)	Reflects intended ownership in connection with this offering. Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Investment Advisory Agreement.

Services. Subject to the overall supervision of our board of directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);

•	executes, closes, services and monitors the investments we make;

•	determines the securities and other assets that we purchase, retain or sell; and

•	provides us with such other investment advisory, research and related services as we may from time to time reasonably require for the investment of our funds.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired.

The Investment Advisory Agreement was approved by the board of directors in July 2023. A discussion regarding the basis for the board of directors’ approval of the Investment Advisory Agreement will be included in our semi-annual report for the period ending September 30, 2023.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after an initial two-year term) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by our board of directors or the affirmative vote of a majority of our outstanding securities (as defined in the 1940 Act) without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us.

Indemnification. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Base Management Fee and Incentive Fee. We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. To the extent permitted by applicable law, the Adviser may elect to defer all or a portion of these fees for a specified period of time.

The base management fee equals an annual rate of 1.25% of our Total Equity Base and is calculated and payable quarterly in arrears. “Total Equity Base” means the net asset value attributable to the limited liability company interests (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), if any.

In addition, we pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 15% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% per quarter.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00%;

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.353% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.353%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 15% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.353% in any calendar quarter; and

•	15% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.353% in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income.

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.

No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

The payment of monthly dividends on our preferred stock, if any, (including on any shares of preferred stock that may be held by officers or other affiliates of the Adviser) is not subject to Pre-Incentive Fee Net Investment Income meeting or exceeding any hurdle rate.

The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*

Alternative 1:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.3125%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 0.6875%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.3125%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.1375%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (15% × (Pre-Incentive Fee Net Investment Income – 2.353%)))

.

= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%

= 100.0% × (2.1375% – 2.00%)

= 100.0% × 0.1375%

= 0.1375%

Alternative 3:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.3125%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.6875%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (15% × (Pre-Incentive Fee Net Investment Income – 2.353%)))

= (100.0% × (2.353% – 2.00%)) + (15% × (Pre-Incentive Fee Net Investment Income – 2.353%))

= (100.0% × (2.353% – 2.00%)) + (15% × (2.6875% – 2.353%))

= 0.353% + 0.0502%

= 0.4031%

*	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.

(1) Represents 8.00% annualized hurdle rate.

(2) Represents 1.25% annualized base management fee.

(3) Excludes organizational and offering expenses.

Payment of Expenses. The Adviser’s Investment Team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear all other costs and expenses of our operations and transactions, including (without limitation): (1) the cost of calculating our net asset value (including the costs and expenses of any independent valuation firm or pricing service); (2) interest payable on debt, if any, incurred to finance our investments; (3) fees and expenses, including legal fees and expenses and travel expenses, incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights; (4) amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments; (5) brokerage fees and commissions; (6) federal and state registration fees; (7) exchange listing fees; (8)  federal, state, and local taxes; (9) costs of offerings or repurchases of our common stock and other securities; (10) the management fees and incentive fees payable under the Investment Advisory Agreement; (11) distributions on our common stock and other securities; (12) administration fees payable to the Administrator under the Administration Agreement; (13) transfer agent and custody fees and expenses; (14) independent director fees and expenses; (15) the costs of any reports, proxy statements, or other notices to our stockholders, including printing costs; (16) costs of holding meetings of our stockholders; (17) litigation, indemnification, and other non-recurring or extraordinary expenses; (18) fees and expenses associated with marketing and investor relations efforts; (19) dues, fees, and charges of any trade association of which we are a member; (20) direct costs and expenses of administration and operation, including printing, mailing, telecommunications, and staff, including fees payable in connection with outsourced administration functions; (21) fees and expenses associated with independent audits and outside legal costs; (22) fidelity bond; (23) directors and officers/errors and omissions liability insurance, and any other insurance premiums; (24) costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and (25) all other expenses reasonably incurred by us or the Administrator in connection with administering our business or incurred by the Administrator on our behalf, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and chief financial officer, and their respective support staff.

The Adviser voluntarily waived its fees under the Investment Advisory Agreement from the commencement of our operations through consummation of this offering.

The Adviser intends to donate a fixed dollar amount of the management fee it earns from the Company each year, beginning in the year of this offering and continuing for an additional five years.

License Agreement

We have entered into a license agreement, or the “License Agreement,” with Panagram Structured Asset Management pursuant to which Panagram Structured Asset Management has granted us a non-exclusive, royalty-free license to use the “Panagram” name and logo. Under the License Agreement, we have a right to use the “Panagram” name and logo, for so long as Panagram Structured Asset Management or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by Panagram Structured Asset Management in the case of certain events, including certain events of non-compliance. Other than with respect to this license, we have no legal right to the “Panagram” name and logo.

The Administrator and the Administration Agreement

We have entered into the Administration Agreement, pursuant to which the Administrator furnishes us with office facilities, equipment, and clerical, bookkeeping, and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, the Administrator provides us with accounting services, assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns, monitors our compliance with tax laws and regulations, and prepares any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website. It provides support for our investor relations, generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others, and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, or the “Sub-Administrator.” The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the board of directors, including by a majority of our independent directors, on an annual basis. The Administrator voluntarily waived the payments due to it under the Administration Agreement from the commencement of our operations through the consummation of this offering.

When considering the approval of the Administration Agreement, the board of directors considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements, and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, (iii) the breadth, depth, and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available, and (v) the possibility of obtaining such services from a third party.

Limitation on Liability and Indemnification. The Administration Agreement provides that the Administrator and its officers, directors, employees, agents, control persons, and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of the Administrator’s members, directors, officers, employees, agents, control persons, and affiliates for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

MANAGEMENT

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our directors may appoint officers who assist in managing our day-to-day affairs.

The Board of Directors

The board of directors currently consists of five members, three of whom are not “interested persons” (as defined in the 1940 Act) of us. We refer to these directors as our “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered three-year terms. The term of only one of the three classes expires at each annual meeting of our stockholders. The classification of our board of directors across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

Duties of Directors; Meetings and Committees

Under our certificate of incorporation, our board of directors is responsible for managing our affairs, including the appointment of advisers and sub-advisers. The board of directors appoints officers who assist in managing our day-to-day affairs.

The board of directors has appointed John E. Kim as Chairperson. The Chairperson presides at meetings of the board of directors and may call meetings of the board and any committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the board of directors and the identification of information to be presented to the board of directors with respect to matters to be acted upon by the directors. The Chairperson also acts as a liaison with our management, officers, and attorneys and the other directors generally between meetings. The Chairperson may perform such other functions as may be requested by the board of directors from time to time. Except for any duties specified in this prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the board of directors, the designation of a director as Chairperson does not impose on that director any duties, obligations, or liability that are greater than the duties, obligations, or liability imposed on any other director, generally.

The board of directors believes that this leadership structure is appropriate because it allows the board of directors to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of directors and the full board of directors in a manner that enhances effective oversight. The board of directors also believes that having a majority of independent directors is appropriate and in the best interest of our stockholders. Nevertheless, the board of directors also believes that having interested persons serve on the board of directors brings corporate and financial viewpoints that are, in the board of directors’ view, crucial elements in its decision-making process. In addition, the board of directors believes that John E. Kim and Craig Kitchin provide the board of directors with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the board of directors may be changed, at any time and in the discretion of the board of directors, including in response to changes in circumstances or our characteristics.

Committees of the Board of Directors

The board of directors has established two standing committees: the audit committee and the nominating committee. The current membership of each committee is set forth below. Interested directors are generally able to attend and participate in any committee meeting, as appropriate.

Audit	Nominating
Michael Leitner (Chairperson)	Joyce C. DeLucca (Chairperson)
Joyce C. DeLucca	Michael Leitner
Michael E. Hopson	Michael E. Hopson

Audit Committee

All of the members of the audit committee are independent directors, and each member is financially literate with at least one having accounting or financial management expertise. The board of directors has adopted a written charter for the audit committee. The audit committee recommends to the full board of directors the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with our audit, communicates with the independent registered public accounting firm on a regular basis, and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Michael Leitner serves as Chairperson of the audit committee. The audit committee also functions as our qualified legal compliance committee and is responsible for the confidential receipt, retention, and consideration of any report of evidence of (1) a material violation of applicable federal or state securities law, (2) a material breach of fiduciary duty arising under federal or state law, or (3) a similar material violation of any federal or state law by us or any of our officers, directors, employees, or agents that has occurred, is ongoing, or is about to occur. The audit committee met four times during the fiscal year ending September 30, 2022.

Nominating Committee

The nominating committee comprises all of the independent directors. The nominating committee periodically reviews the committee structure, conducts an annual self-assessment of the board of directors, and makes the final selection and nomination of candidates to serve as independent directors. In addition, the nominating committee makes recommendations regarding the compensation of the Company’s independent directors for approval by the Board as there is no separate compensation committee of the Company. The board of directors nominates and selects our interested directors and the officers. Joyce C. DeLucca serves as Chairperson of the nominating committee. The nominating committee met once during the fiscal year ending September 30, 2022.

In reviewing a potential nominee and in evaluating the re-nomination of current independent directors, the nominating committee will generally apply the following criteria: (1) the nominee’s reputation for integrity, honesty, and adherence to high ethical standards; (2) the nominee’s business acumen, experience and ability to exercise sound judgment; (3) a commitment to understand the Company and the responsibilities of a director of an investment company; (4) a commitment to regularly attend and participate in meetings of the board of directors and its committees; (5) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all stockholders; and (6) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the stockholders and to fulfill the responsibilities of an independent director. The nominating committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing independent director continues, in the opinion of the nominating committee, to satisfy these criteria, we anticipate that the nominating committee would favor the re-nomination of an existing independent director rather than nominate a new candidate. Consequently, while the nominating committee will consider nominees recommended by stockholders to serve as independent directors, the nominating committee may only act upon such recommendations if there is a vacancy on the board of directors or a committee and it determines that the selection of a new or additional independent director is in our best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the nominating committee will, in addition to any stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the nominating committee. The nominating committee may retain a consultant to assist it in a search for a qualified candidate. The nominating committee has adopted procedures for the selection of independent directors.

The nominating committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as independent directors, but the nominating committee will consider such factors as it may deem are in the best interests of the Company and the stockholders. Such factors may include the individual’s professional experience, education, skills, and other individual qualities or attributes, including gender, race. Or national origin.

For any stockholder recommendation for independent director to be included in our proxy statement, it must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the nominating committee. In evaluating a nominee recommended by a stockholder, the nominating committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the board of directors determines to include a stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on our proxy card. If the nominating committee or the board of directors determines not to include such candidate among the board of directors’ designated nominees and the stockholder has satisfied the requirements of Rule 14a-8, the stockholder’s candidate will be treated as a nominee of the stockholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with our proxy statement.

A stockholder who is entitled to vote at the applicable annual meeting and who intends to nominate a director must comply with the advance notice procedures in our bylaws. To be timely, a stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at our principal executive offices addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date our proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address, and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of our capital stock that are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act, and (ii) as to the stockholder giving the notice, (a) the name and record address of the stockholder, and (b) the class and number of shares of our capital stock that are beneficially owned by the stockholder. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.

Stockholders may communicate with the directors as a group or individually. Any such communication should be sent to the board of directors or an individual director c/o the Secretary of the Company at the following address: 65 East 55th Street, 29th Floor, New York, NY 10022. The Secretary may determine not to forward any letter to directors that does not relate to the business of the Company.

Risk Oversight

As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the board of directors oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our chief compliance officer. The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities.

The board of directors recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to manage them. The board of directors discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the board of directors, the relevant committee chair or our chief compliance officer, who is directly accountable to the board of directors. As appropriate, the Chairperson of the board of directors and the committee chairs confer among themselves, with our chief compliance officer, the Adviser, other service providers, and external fund counsel to identify and review risk management issues that may be placed on the board of director’s agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

Biographical Information about each Director

Information about our directors is as follows:

Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Number of Portfolios in the Company’s Complex Overseen by the Director	Principal Occupation(s) During the Past 5 Years	Other Directorships
Interested Directors
John E. Kim(2) Age: 55	Chief Executive Officer & President	Since inception	1

Chief Executive Officer, Chief Investment Officer, and Co-Founder of the Adviser; Principal and Head of Structured Products of Eldridge since 2019 and previously Head of Structured Products of Eldridge.

					None
Craig Kitchin(3) Age: 56	Chief Financial Officer & Secretary	Since November 29, 2021	1

Chief Financial Officer of the Adviser since 2021; President from 2020 to 2021 and Chief Financial Officer from 2006 to 2021 of Medalist Partners Corporate Finance LLC, CLO manager; Chief Financial Officer of Harvest Capital Credit Corporation from 2011 to 2018.

					None
Independent Directors
Joyce C. DeLucca Age: 58	Director & Chairperson of the Nominating Committee	Since November 29, 2021	1	Partner at BD Capital Management, LLC, a private investment firm, since 2014; Managing Director and Partner at Hayfin Capital Management LLC, an alternative asset management firm, from 2018 to 2020.	Essential Properties Realty Trust

Michael Leitner Age: 55	Director & Chairperson of the Auditing Committee	Since November 29, 2021	1	Senior Managing Director at Stonepeak, since 2023; Managing Director and Co-head of US Direct Lending and Special Situations at BlackRock Inc., an asset manager, from 2018 to 2020; Managing Partner at Tennenbaum Capital Partners, LLC, an alternative investment management firm, from 2005 to 2018.	Endurance Acquisition Corp., INAP, Tillman Infrastructure Group and Tomia Global.

Michael E. Hopson Age: 61	Director	Since November 29, 2021	1

Co-Founder of Digital Gem Holdings, LLC, a life science company; Managing Director and Head of Middle Market CLOs at Barclays Capital from 2018 to 2021; Managing Director and Co-Head of Global CLOs, Managing Director and Co-Head of U.S. CLOs and Structured Credit at Natixis Securities Americas from 2003 to 2018.

					None

(1)	The business address of each our directors is c/o Panagram Capital, LLC, 65 East 55th Street, 29th Floor, New York, NY 10022.

(2)	Mr. Kim is an interested director due to his position as our President and Chief Executive Officer and his position with the Adviser.

(3)	Mr. Kitchin is an interested director due to his position as our Chief Financial Officer and Secretary and his position with the Adviser.

Other than as disclosed in the table above, none of our directors serves, nor have they served during the last five years, on the board of directors of another company registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act) or registered under the 1940 Act (including any other companies in a fund complex with us).

In addition to the description of each director’s “Principal Occupation(s)” set forth above, the following provides further information about each director’s specific experience, qualifications, attributes, or skills that led to the conclusion that they should serve as a director. The information in this section should not be understood to mean that any of the directors is an “expert” within the meaning of the federal securities laws.

Although the nominating committee has general criteria that guides its choice of candidates to serve on the board of directors (as discussed above under “— Committees of the Board of Directors”), there are no specific required qualifications for membership on the board of directors. The board of directors believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the board of directors, and as part of its annual self-evaluation, the board of directors reviews the mix of skills and other relevant experiences of the directors.

Independent Directors

Joyce C. DeLucca. Ms. DeLucca is a Partner of BD Capital Management LLC, a private investment firm focusing on performing and distressed commercial real estate. She is also a Director of Essential Properties Realty Trust (NASDAQ: EPRT) and Chair of the Compensation Committee of EPRT’s Board of Directors, having served in that capacity since 2018. She also served as a member of EPRT’s Board of Directors Audit Committee from 2018 – 2020. Ms. DeLucca’s career spans 36 years in the debt capital markets, including management of high yield, leveraged loan, distressed and mezzanine assets. Until December 2020 Ms. DeLucca was Managing Director at Hayfin Capital Management, LLC, a private investment firm focusing on direct lending, special opportunities, high yield credit. and securitized credit. Ms. DeLucca joined Hayfin in January 2018, when Hayfin acquired Kingsland Capital Management LLC. Kingsland was an investment manager specializing in collateralized loan obligations and leveraged credit that was founded by Ms. DeLucca in January 2005, and where she served as Managing Principal and Chief Investment Officer. Prior to establishing Kingsland, Ms. DeLucca was a Managing Principal at Katonah Capital, an asset manager focusing on leveraged loans and high yield bonds, from 2000 to 2004. Previously, Ms. DeLucca was a Managing Director at Chase Manhattan Bank, where she co-founded Octagon Credit Investors, from 1995 until 1999. Ms. DeLucca was also a Portfolio Manager and Investment Advisor at Fisher Brothers from 1989 to 1995, where she focused on distressed and high yield investing. She began her career as a trader and analyst with Bernstein Macaulay’s high yield bond and mortgage-backed securities divisions, where she was employed from 1986 to 1989. Ms. DeLucca served on the Regulatory and Board Nominating Committees of the Loan Sales and Trading Association from 2006 to 2010. She received a B.S. in Finance from Ithaca College in 1986 and received her CFA charter designation in 1993.

Michael Leitner. Michael Leitner is a senior managing director at Stonepeak, a leading alternative investment firm specializing in infrastructure and real assets. Prior to that Mr. Leitner was the co-head of BlackRock's Direct Lending and Special Situations investment practice, which had over $17B of capital under management at the time of his retirement from BlackRock. He was responsible for co-leading the platform, originating, and executing global investment opportunities, maintaining relationships with key deal sources, corporates, and intermediaries across the U.S. and Europe, and was a permanent member of its Voting Committee across all funds and strategies. Mr. Leitner co-led the firm’s investment strategies in the communication services and technology, and media sectors. Prior to its acquisition by Blackrock, Mr. Leitner was a Managing Partner at Tennenbaum Capital Partners (TCP), a member of its Management Committee, and a past Chairman of the Investment Committee for all fund vehicles and strategies. TCP with its more than $9 billion in committed capital was acquired by BlackRock in 2018.

Mr. Leitner has had an extensive career as an executive with several leading technology and global communications carriers. Prior to joining TCP in 2005, Mr. Leitner served as Senior Vice President of Corporate Development for WilTel Communications, and before that as Chief Executive Officer for GlobeNet Communications, leading both companies through a successful turnaround and sale. Previously, he was Vice President of Corporate Development, as well as head of Data Center Colocation Services for 360networks and served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the communications, media, managed services, and enterprise software sectors. During his tenure at 360networks and Microsoft, he developed a track record of strategic investing, acquisition, and integration, managing over 20 investments and acquisitions in excess of $6 billion. Prior to Microsoft, he was a Vice President in the Mergers and Acquisitions group at Merrill Lynch. Mr. Leitner has served on over 20 public and private company boards, including serving as a member or Chair of past Audit, Compensation, Executive, and Governance committees. Mr. Leitner currently serves as a Director on the boards of INAP, Tillman Infrastructure Group, Tomia Global, and Endurance Acquisition Corp. Mr. Leitner received a B.A. in Economics from the University of California at Los Angeles and an M.B.A from the University of Michigan. Mr. Leitner is also an active member of YPO (Young Presidents’ Organization), and a licensed EMT in New York State.

Michael E. Hopson. Michael Hopson has over 28 years of banking experience with 20 years as a Managing Director and Business Head. More recently, Mr. Hopson spent 3 years as a Managing Director and Head of the Middle Market CLO platform at Barclays Capital. Prior to Barclays, Mr. Hopson was the Co-Head of the Global CLO platform at Natixis Securities and worked there for 15 years from 2003 to 2018. Mr. Hopson also worked at CIBC and Citibank where he gained critical experience across a number of finance areas including loan workouts, loan originations, and asset securitization. Mr. Hopson is currently the Co-Founder of Digital Gem Holdings, LLC. Digital Gem is a life science company established to build a portfolio of controlled start-ups that will facilitate the development and market readiness of certain patented technologies. He has a Masters in Finance from MIT and a Mechanical Engineering degree from Villanova University.

Interested Directors

John E. Kim. Information regarding Mr. Kim is included under “The Adviser and the Administrator — Portfolio Managers” above.

Craig Kitchin. Craig Kitchin serves as Chief Financial Officer and Secretary of the Company and the Adviser. Prior to joining the Adviser, he was the President from 2020 to 2021 and Chief Financial Officer from 2006 to 2021 at Medalist Partners Corporate Finance, a CLO manager. Mr. Kitchin also served as the Chief Financial Officer at Harvest Capital Credit, a publicly traded business development company, from 2011 to 2018. Prior to that, he was the President and Chief Financial Officer at Jameson Inns, a publicly traded hotel real estate investment trust. He holds an M.B.A. from the University of Chicago Booth School of Business and a B.S. in Finance from Santa Clara University.

Officers

Information regarding our officer who is not a director is as follows:

Name, Address and Age(1)	Positions Held with the Company	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Last Five Years
Renee Van Zilen Age: 55	Chief Compliance Officer	Since February 2023	Chief Compliance Officer of the Adviser since 2022; SVP/Senior Credit Officer at Bank of America in 2022; Consultant/Owner at Southeast Advisors LLC in 2021; Principal, Senior Underwriter at Wingspire Capital LLC in 2020; Managing Director, Chief Administrative Officer, and Chief Compliance Officer at Medalist Partners Corporate Finance LLC from 2006 to 2020; and Chief Administrative Officer and Chief Compliance Officer at Harvest Capital Credit Corporation from 2011 to 2018.

(1)	The address for each of our officers is c/o Panagram Capital, LLC, 65 East 55th Street, 29th Floor, New York, NY 10022. All of our officers are also officers or employees of the Adviser.

(2)	Each of our officers holds office until their successors are chosen and qualified, or until their earlier resignation or removal.

Renee Van Zilen. Renee Van Zilen serves as Chief Compliance Officer of the Company. Ms. Van Zilen also serves as Chief Compliance Officer of the Adviser. Prior to joining Panagram, she was an SVP/Senior Credit Officer at Bank of America. Prior to that, she was Managing Director, Chief Administrative Officer, and Chief Compliance Officer for Medalist Partners Corporate Finance and Harvest Capital Credit Corporation, a publicly traded business development company from 2006 to 2020. From 1996 to 2006, she served as a senior underwriter, senior account executive, and senior auditor at Wells Fargo Capital Finance, where she underwrote numerous complex transactions and managed a portfolio of distressed credits. She holds a B.A. in Accounting from Wichita State University.

Director Compensation

The following table sets forth certain information with respect to the compensation of each director expected to be paid for the fiscal year ending September 30, 2023.

Name of Director/Nominee	Aggregate Compensation from the Company(1)
Independent Directors
Joyce C. DeLucca	$0
Michael Leitner	$0
Michael E. Hopson	$0

(1)	We do not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of $100,000, which fees will begin to accrue upon the commencement of this offering. The chairman of the audit committee receives an additional annual fee of $25,000 and the chairman of the nominating committee receives an additional annual fee of $10,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings. No compensation is, or is expected to be, paid by us to directors who are “interested persons” of us, as such term is defined in the 1940 Act, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Director Ownership of Shares of Our Common Stock

The table below sets forth the dollar range of the value of our common stock that is expected to be owned beneficially by each director immediately after the completion of this offering. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)	Dollar Range of Equity Securities in the Fund Complex(1)
Interested Directors
John Kim
Craig Kitchin
Independent Directors
Joyce C. DeLucca
Michael Leitner
Michael E. Hopson

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.

(2)	Reflects intended ownership in connection with this offering. No shares were owned as of the date of this prospectus.

DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, the aggregate liquidation preference of our preferred stock, borrowings and interest payables) by the total number of outstanding shares of our common stock on a quarterly basis (or more frequently, as appropriate). The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, our board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of our portfolio investments that do not have readily available market quotations.

We account for our investments in accordance with GAAP, and fair value our investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

In valuing our investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities, and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cashflows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates, and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

Specifically, we utilize a third-party pricing service in connection with the valuation of our investments in CLO debt. However, if pricing from such third-party pricing service is determined to be stale or otherwise not reflective of current market conditions, we may use an average of independent broker quotes to determine fair value. We engage a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not rely on such advice in determining the fair value of our investments in accordance with the 1940 Act.

Our investment portfolio is valued at least each quarter, in accordance with the Adviser’s valuation policies and procedures. Fair valuations are ultimately determined by the Adviser’s valuation sub-committee, which is comprised of a majority of non-investment personnel. Our board of directors oversees the valuation designee and the process that it uses to determine the fair value of our assets. In this regard, our board of directors receives periodic and, as applicable, prompt reporting regarding certain material valuation matters, as required by Rule 2a-5 under the 1940 Act.

DISTRIBUTION POLICY

Regular Distributions

We intend to make regular monthly cash distributions of all or a portion of our investment company taxable income to holders of our common stock. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) as described below. Any dividends to our holders of our common stock will be declared out of assets legally available for distribution.

We anticipate declaring a distribution of $[ ] per share of common stock in the aggregate for the partial month of [ ] and full month of [ ], and a distribution of approximately [ ] per share of common stock for the month of [ ] (in each case, if continued, such amount to equal approximately [ ]% annualized of our initial public offering price per share) payable to holders of our common stock, including investors in this offering. While we anticipate a portion of such distributions, if made, to be paid from income primarily generated by interest income earned on our investment portfolio, and a portion of such distributions may also comprise a return of capital. A return of capital will lower a shareholder’s tax basis in his or her shares, which could result in shareholders having to pay higher taxes in the future when shares are sold, even when shares are sold at a loss from the original investment. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations.

At times, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. Our expenses will be accrued each day. To the extent that our net investment income for any year exceeds the total monthly distributions paid during the year, we intend to make a special distribution at or near year-end of such excess amount as may be required. Over time, we expect that all of our investment company taxable income will be distributed.

Capital Gains Distributions

The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being more weighted to long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek approval of our board of directors to implement a managed distribution plan for us. The managed distribution plan would be implemented pursuant to an exemptive order that we would intend to obtain from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit us to include long-term capital gains as a part of our regular distributions to holders of our common stock more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If we implement a managed distribution plan, we would do so without a vote of holders of our common stock. There can be no assurance that we will implement such a plan, nor can there be any assurance that SEC relief will be obtained.

At least annually, we intend to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, if we retain all or a portion of such gains and make an election, holders of our common stock of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by us. We may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

RIC Tax Qualification

We intend to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, we satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to holders of our common stock in the form of dividends or capital gains distributions.

As a RIC, we are not subject to federal income tax on our investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each taxable year to holders of our common stock, provided that we distribute an amount at least equal to the sum of 90% of our investment company taxable income and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to holders of our common stock, at least annually, substantially all of our investment company taxable income, net tax-exempt income, and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year, and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which we paid no U.S. federal income tax.

Additional Information

The tax treatment and characterization of our distributions may vary substantially from time to time because of the varied nature of our investments. If our total monthly distributions in any year exceed the amount of our current and accumulated earnings and profits, any such excess would generally be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), we are required to provide holders of our common stock a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to holders of our common stock that is not attributable to our earnings but represents a return of part of the stockholder’s investment. If our distributions exceed our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the stockholder’s tax basis in our common stock (thus reducing a stockholders adjusted tax basis in his or her common stock), and thereafter as capital gains assuming our common stock is held as a capital asset. Upon the sale of shares of our common stock, a stockholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in our common stock sold. For example, in year one, a stockholder purchased 100 shares of common stock at $10 per share. In year two, the stockholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the stockholder an adjusted basis of $9 per share. In year three, the stockholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, the stockholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

DIVIDEND REINVESTMENT PLAN

We have established an automatic DRIP. Each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by U.S. Bank, National Association, LLC, or the “DRIP Administrator,” unless a stockholder opts out of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state, and local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive all distributions in cash.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be credited to each participant is determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share on the payment date, provided that if 95% of the closing market price per share on the payment date is below our last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) our last determined NAV per share and (ii) the closing market price per share. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges with respect to shares of common stock issued directly by us.

Holders of our common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Administrator in writing at U.S. Bank Global Fund Services, C/O – Panagram Capital Corporation, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. The DRIP Administrator will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Administrator electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Administrator in writing at U.S. Bank Global Fund Services, C/O – Panagram Capital Corporation, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Such termination will be effective immediately if the notice is received by the DRIP Administrator prior to any distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such  distribution, with respect to any subsequent distribution. If a holder of our common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of our common stock as of the close of business on the day the termination is effective, less any applicable fees. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Administrator may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Administrator in writing at U.S. Bank Global Fund Services, C/O – Panagram Capital Corporation, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. If received in proper form by the DRIP Administrator before the record date of a distribution, the election will be effective with respect to all distribution paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Administrator will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, we and the DRIP Administrator reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or additional information about the DRIP should be directed to U.S. Bank Global Fund Services, c/o Panagram Capital Corporation, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

CONFLICTS OF INTEREST

Affiliations of the Adviser and the Administrator

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser and the Administrator are affiliated with other entities engaged in the financial services business. The Adviser comprises members of an internal structured credit team from Eldridge that has worked together under the leadership of John E. Kim since 2014. Since then, the Adviser's Investment Team has managed ABS and CLO investments for Eldridge and its affiliates. Currently, Eldridge and Security Benefit Life Insurance Company have material business relationships with the Adviser. These other relationships may cause the Adviser’s, the Administrator’s, and certain of their affiliates’ interests, and the interests of their officers and employees, including the Investment Team, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into additional business arrangements with certain of our stockholders. In addition, the Adviser or its affiliates may in the future own, directly or indirectly, interest in another asset or CLO manager.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “— Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser or an affiliate manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser or an affiliate to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as equity tranches, which conflict with the positions held by other accounts in such CLOs, such as us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

Our executive officers and directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

Further, the professional staff of the Adviser and Administrator will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. In addition, payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” above. As a result of these separate business activities, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services, and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser's Investment Team purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser and its affiliates have adopted policies and procedures pursuant to which they allocate investment opportunities appropriate for more than one client account in a manner deemed appropriate in their sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser and its affiliates may take into account regulatory, tax, or legal requirements applicable to an account. In allocating investment opportunities, the Adviser and its affiliates may use rotational, percentage, or other allocation methods provided that doing so is consistent with their internal conflict of interest and allocation policies and the requirements of the Investment Advisers Act of 1940, or the “Advisers Act,” the 1940 Act and other applicable laws. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The market for CLO securities is more limited than the market for other credit related investments. As a result, we value, and the Adviser reviews and determines, in good faith, in accordance with the 1940 Act, the value of, these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our interested directors are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our interested directors in the Adviser, could result in a conflict of interest as the management fee paid to the Adviser is based, in part, on our net assets.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees, officers, and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our board of directors or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities. For example, we may be limited in our ability to invest in CLOs managed by certain affiliates of the Adviser.

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We have been granted exemptive relief by the SEC to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of our affiliates, subject to certain conditions. A copy of the order granting exemptive relief, including all of the conditions, is available on the SEC’s website at www.sec.gov.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov.

Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences generally applicable to the purchase, ownership and disposition of our common stock, which will be referred to as “stock,” issued as of the date of this prospectus. Unless otherwise stated, this summary deals only with our securities held as capital assets for U.S. federal tax purposes (generally, property held for investment).

As used herein, a “U.S. holder” means a beneficial owner of the securities that is for U.S. federal income tax purposes any of the following:

•	an individual citizen or resident of the United States;

•	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or other political subdivision thereof (including the District of Columbia);

•	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations, or “Treasury Regulations,” to be treated as a United States person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of the securities (other than a partnership or any other entity or other arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you, as a holder of our securities, if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:

•	a dealer in securities or currencies;

•	a financial institution;

•	a RIC;

•	a real estate investment trust;

•	a tax-exempt organization;

•	an insurance company;

•	a person holding the securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

•	a person subject to the special accounting rules under Section 451(b) of the Code;

•	a trader in securities that has elected the mark-to-market method of accounting for their securities;

•	a person subject to alternative minimum tax;

•	a partnership or other pass-through entity for U.S. federal income tax purposes;

•	a U.S. holder whose “functional currency” (as defined in Section 985 of the Code) is not the U.S. dollar;

•	a CFC;

•	a PFIC; or

•	A United States expatriate or foreign persons or entities (except to the extent set forth below).

If a partnership (including any entity classified or arrangement treated as a partnership for U.S. federal income tax purposes) holds the securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding our securities, you should consult your own tax advisors regarding the tax consequences of an investment in our securities.

This summary is based on the Code, Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any aspects of U.S. estate or gift, or state, local or non-U.S. income, estate, or gift tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of our securities. We have not sought and will not seek any ruling from the Internal Revenue Service, or the “IRS.” No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of our securities, as well as the consequences to you arising under the laws or other guidance of any other taxing jurisdiction.

Important U.S. Federal Income Tax Considerations Affecting Us

We intend to elect to be treated, and to qualify each tax year, as a RIC under the Code. Accordingly, we must satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid being subject to U.S. federal income or excise tax on any undistributed taxable income. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to our stockholders in the form of dividends or capital gain dividends.

To qualify as a RIC for U.S. federal income tax purposes, we must derive at least 90% of our gross income each tax year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to our business of investing in stock, securities and currencies, or the “90% Gross Income Test.” A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, we must also satisfy certain requirements with respect to the diversification of our assets. We must have, at the close of each quarter of the tax year, at least 50% of the value of our total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of our assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of our assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which we control and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships, or the “Asset Diversification Tests.” If we fail to satisfy the 90% Gross Income Test, we will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure pursuant to Treasury Regulations to be adopted, and (ii) we pay a tax equal to the excess non-qualifying income. If we fail to meet any of the Asset Diversification Tests with respect to any quarter of any tax year, we will nevertheless be considered to have satisfied the requirements for such quarter if we cure such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure under Treasury Regulations to be adopted and pay an excise tax. If we fail to qualify as a RIC for more than two consecutive taxable years and then seek to re-qualify as a RIC, we generally would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we elect to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each tax year as dividends to stockholders, provided that we distribute dividends of an amount at least equal to the sum of 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of our net tax-exempt interest income for such tax year, or the “90% Distribution Requirement.” We intend to distribute to our stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we distribute (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of our capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year (unless we have made an election under Section 4982(e)(4) of the Code to have our required distribution from net income measured using the one-year period ending on November 30 of such calendar year) and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which we incurred no U.S. federal income tax, or the “Excise Tax Distribution Requirement.” Any dividends declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for federal income tax purposes as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared.

We may incur in the future the 4% federal excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize our exposure to the 4% federal excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the 4% federal excise tax only on the amount by which we do not meet the excise tax avoidance requirement. If we do not qualify as a RIC or fail to satisfy the 90% Distribution Requirement for any tax year, we would be subject to corporate income tax on our taxable income, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction, or the “DRD,” in the case of certain corporate shareholders. In addition, in order to requalify for taxation as a RIC, we may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For purposes of the 90% Gross Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

Some of the income and fees that we may recognize will not satisfy the 90% Gross Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Distribution Requirement, even though we will not have received any corresponding cash amount.

We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below-investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

A majority of the CLOs in which we invest may constitute PFICs for U.S. federal income tax purposes. Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a QEF in lieu of the foregoing requirements, we will be required to include in income each tax year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each tax year (as well as on certain other dates described in the Code) our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our ordinary income. Under either election, we may be required to recognize in a tax year taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that tax year, and we may be required to distribute such taxable income in order to satisfy the 90% Gross Income Test, the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Applicable treasury regulations generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies.

If we hold 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) (a) 10% or more of the combined voting power of all classes of shares of a foreign corporation, or (b) 10% or more of the total value of all classes of stock of a foreign corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such deemed distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Applicable treasury regulations generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

FATCA generally imposes a U.S. federal withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward, futures and options contracts, similar financial instruments as well as upon the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury Regulations, produce income not among the types of “qualifying income” for purposes of the 90% Gross Income test.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Our transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of our realized gains and losses realized (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer our losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require us to mark-to-market certain types of the positions in our portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% Distribution Requirement for qualifying to be taxed as a RIC or the Excise Tax Distribution Requirement. We will monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we acquire any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent our disqualification from being taxed as a RIC.

Generally, our hedging transactions (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of our realized gains (or losses). In addition, our realized losses on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to us of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of our realized short-term capital gain which is taxed as ordinary income when distributed to shareholders.

We may make one or more of the elections available under the Code which are applicable to straddles. If we make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.

We may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if we enter into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in our hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by us for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by us.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if we hold a short sale position with respect to securities that have appreciated in value, and we then acquire property that is the same as or substantially identical to the property sold short, we generally will recognize gain on the date we acquire such property as if the short sale were closed on such date with such property. Similarly, if we hold an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, we generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date we enter into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Taxation of Stockholders

Taxation of U.S. Resident Holders of Our Stock. Dividends and distributions on our shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when our NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when our NAV also reflects unrealized losses. Certain dividends and distributions declared by us in October, November or December to stockholders of record of such month of a calendar year and paid by us in January of the following calendar year will be treated by stockholders as if received on December 31 of the calendar year in which they were declared. In addition, certain other distributions made after the close of our tax year may be “spilled back” and treated as paid by us (except for purposes of the nondeductible 4% federal excise tax) during such tax year. In such case, stockholders will be treated as having received such dividends in the tax year in which the distributions were actually made.

Stockholders receiving any distribution from us in the form of additional shares pursuant to the DRIP will be treated as receiving a taxable distribution in an amount generally equal to the cash that would have been received if they had elected to receive the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case such stockholders will be treated as receiving a distribution equal to the fair market value of the shares received, determined as of the reinvestment date.

We will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

For federal income tax purposes, distributions paid out of our current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by us (whether paid in cash or reinvested in additional shares of our stock) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the stockholder and the dividends are attributable to qualified dividend income received by us, and there can be no assurance as to what portion of our dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received from United States corporations and “qualified foreign corporations,” provided that we satisfy certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible to be treated as qualified dividend income.

Dividends distributed from our investment company taxable income which have been designated by us and received by certain of our corporate stockholders will qualify for the DRD to the extent of the amount of qualifying dividends received by us from certain domestic corporations for the tax year. A dividend received us will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if we fail to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if an otherwise eligible corporate stockholder fails to satisfy the foregoing requirements with respect to shares of our stock or by application of the Code. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible for the DRD.

Capital gain dividends distributed to a stockholder are characterized as long-term capital gains, regardless of how long the stockholder has held our shares. A distribution of an amount in excess of our current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s tax basis in our shares. To the extent that the amount of any such distribution exceeds a stockholder’s tax basis in our shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares. Distributions of gains from the sale or other disposition of our investments that we owned for one year or less are characterized as ordinary income.

We may elect to retain our net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed net capital gains in a notice to our stockholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each stockholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by us on the net capital gain; and (iii) increase the tax basis for the shares of our stock held by an amount equal to the deemed distribution less the tax credit.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to noncorporate stockholders.

Selling stockholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in the shares sold. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).

Any loss realized upon the sale or exchange of shares of our stock with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized by a stockholder on a sale or other disposition of shares of our stock may be disallowed under “wash sale” rules to the extent the stockholder acquires other shares of our stock (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of our shares. Any disallowed loss will result in an adjustment to the stockholder’s tax basis in some or all of the other shares of our stock acquired.

Certain commissions or other sales charges paid upon a purchase of our shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of our shares, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to a stockholder’s tax basis in some or all of any other shares of our stock acquired.

Medicare Tax on Net Investment Income. A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest or dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of our securities (unless the securities are held in connection with certain trades or businesses), less certain deductions. Prospective investors in our securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our stock.

Taxation of Non-U.S. Holders of Our Stock. Whether an investment in the shares of our stock is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in our stock.

Subject to the discussions below, distributions of our “investment company taxable income” to non-U.S. holders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, we will not be required to withhold U.S. federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of our distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of our dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net long-term capital gains to a non-U.S. holder, and gains realized by a non-U.S. holder upon the sale of our stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. holder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of our stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. holder.

Non-U.S. holders may also be subject to U.S. estate tax with respect to their investment in our shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Tax Shelter Reporting Regulations. Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to our securities of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single tax year (or a greater loss over a combination of tax years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of our stock should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 24% on, and will be subject to information reporting requirements with respect to, payments of principal or interest (including OID, if any) on, and proceeds from the sale, exchange, redemption or retirement of, our securities. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. holder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding. You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities. FATCA generally imposes a U.S. federal withholding tax of 30% on (i) interest earned in respect of a debt instrument, such as our notes and (ii) payments of dividends made with respect to shares of our stock to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply (or be deemed compliant) with certain certification and information reporting requirements. FATCA withholding taxes apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable tax treaty with the United States or under U.S. domestic law. If FATCA withholding taxes are imposed with respect to any payments of interest or gross proceeds made under our debt securities, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS in order to obtain the benefit of such exemption or reduction, if any. Stockholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required. The U.S. Treasury Department recently released proposed U.S. Treasury regulations which, if finalized in their present form, would eliminate the application of withholding imposed under FATCA with respect to payments of gross proceeds. Pursuant to these proposed U.S. Treasury regulations, the Company and any other applicable withholding agent may (but is not required to) rely on this proposed change to FATCA withholding until final regulations are issued or until such proposed U.S. Treasury regulations are rescinded. Prospective holders of in our securities should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. We urge you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in our securities, including the possible effect of any pending legislation or proposed regulations.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, see our certificate of incorporation and our bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 450,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of September [ ], 2023:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.001 per share	450,000,000 shares	—	—
Preferred stock, par value $0.001 per share	50,000,000 shares	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends, and voting and, when they are issued, will be duly authorized, validly issued, fully paid, and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion, or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution, or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.

Preferred Stock

Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. If we issue preferred stock, costs of the offering will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. We may issue preferred stock within the first twelve months following the completion of this offering. Prior to issuance of shares of each class or series, our board of directors is required by the DGCL and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

For any series of preferred stock that we may issue, our board of directors will determine and the certificate of designation and the offering documents relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchange ability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be of equal rank and identical except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, we maintain an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock, after deducting the amount of such dividend, distribution or purchase price, as the case may be, (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, and (3) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends or other distributions, which shall be cumulative. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses. The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit, or proceeding if (1) such person acted in good faith, (2) acted in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees, and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock, or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law. The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest, or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our board of directors has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors. Our bylaws provide that the affirmative vote of a plurality of all votes cast by stockholders present in person or by proxy at an annual or special meeting of the stockholders and entitled to vote thereat will be sufficient to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

For so long as any series of our preferred stock are outstanding, the holders of our preferred stock, voting as a class, will be entitled to elect two of our directors.

Classified Board of Directors. Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies. Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors.

However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause, by the affirmative vote of stockholders. Under our certificate of incorporation and bylaws and subject to applicable stockholder election requirements of the 1940 Act, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders. Under our certificate of incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings. Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our certificate of incorporation provides that, in lieu of a meeting, any such action may be taken by unanimous written consent of our stockholders. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders. Our bylaws provide that, except as required by law, special meetings of stockholders may be called by the secretary at the request of our board of directors, the chairperson of the board and our chief executive officer.

Conflict with the 1940 Act. Our bylaws provide that, if and to the extent that any provision of the DGCL or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum.   Our bylaws provide that, except for any claims, suits, actions, or proceedings arising under the federal securities laws. unless the Company consents to the selection of an alternative forum in writing, the Court of Chancery, or if that court does not have jurisdiction, the United States District Court for the District of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any Director or officer or other agent of the Company arising pursuant to any provision of the DGCL or our certificate of incorporation or our bylaws, or (d) any action asserting a claim against the Company or any Director or officer or other agent of the Company that is governed by the internal affairs doctrine. Our bylaws also provide that any claims, suits, actions, or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America.

Control Share Acquisitions. Our bylaws provide that a stockholder who obtains beneficial ownership of shares of common stock in a “Control Share Acquisition” shall have no voting rights with respect to such shares except to the extent authorized by our stockholders of the Company. Such authorization shall require the affirmative vote of the holders of two-thirds of the shares of the Company entitled to vote on the matter, excluding interested shares. Interested shares include shares held by the Company officers, any trustee of the Company who is an interested person of the Company and any person who has acquired shares in a Control Share Acquisition (the “Control Share Provisions”). Our bylaws define a “Control Share Acquisition,” pursuant to various conditions and exceptions, to include an acquisition of shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of directors in any of the following ranges: (i) one-tenth or more, but less than one-third of all voting power; (ii) one-third or more, but less than a majority of all voting power; or (iii) a majority of all voting power. For this purpose, all shares acquired by a person within 90 days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Company setting forth certain required information, a stockholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition generally may request a vote of stockholders to approve the authorization of voting rights of such stockholder with respect to such shares at a meeting of the Company’s stockholders following the Control Share Acquisition.

Potential Conversion to Open-End Fund

We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of our directors then in office, (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon, and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the shares of our common stock would cease to be listed on the NYSE or other national securities exchange or market system. Any outstanding shares of our preferred stock would be redeemed by us prior to such conversion. Our board of directors believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the board of directors would vote to convert us to an open-end management investment company. Stockholders of an open-end management investment company may require the open-end management investment company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. We would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If we were converted to an open-end fund, it is likely that new shares of our common stock would be sold at NAV plus a sales load.

Repurchase of Shares and Other Discount Measures

In recognition of the possibility that shares of our common stock might trade at a discount to the NAV of such shares and that any such discount may not be in the interest of the holders of our common stock, the board of directors, in consultation with the Adviser, from time to time will review possible actions to reduce any such discount, including open market repurchases and/or tender offers for shares our common stock. In this respect, if, after two years from the date shares of our common stock are first listed on the NYSE, shares of our common stock trade at an average discount to NAV of more than 7.5% based on the average daily closing stock price over any six month period, subject to (1) approval of the board of directors, and (2) compliance with any applicable 1940 Act restrictions (including any applicable asset coverage requirement), and with contractual obligations under any applicable debt financing, including any credit facilities which we may have at such time, we currently intend to announce a stock repurchase program pursuant to which we would repurchase in the open market a specified percentage (up to 10%) of our then-outstanding shares of common stock over a three-month period. We refer to such a program in this prospectus as a “Repurchase Program.” If initiated, we currently expect that we would halt a Repurchase Program once shares of our common stock cease to trade at a discount to NAV of more than 7.5% based on the average daily stock price over any two week period during the operation of such Repurchase Program. We expect that repurchases of shares of our common stock pursuant to a Repurchase Program will be funded with our available cash or proceeds from asset liquidations. If we announce a Repurchase Program during a calendar year as described above, we do not currently intend to announce a subsequent Repurchase Program in the same calendar year or within the following six months.

While it is our current intention to implement a Repurchase Program in the circumstances described above, there are no assurances that the board of directors will approve any Repurchase Program or that, if initiated, a Repurchase Program will reduce or eliminate any discount to NAV per share. The factors that the board of directors may consider in determining whether to approve a Repurchase Program or any other action intended to reduce a discount in the trading price of our common stock include, but are not limited to, the market price of shares of our common stock, the NAV per share of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, whether the use of cash or sale of portfolio securities is desirable under current market conditions, any restrictions in or other impacts on our contractual arrangements, compliance with applicable law, any potential other courses of action, any applicable conflicts of interest, general economic conditions, and such other events or conditions that which may have a material effect on our ability to consummate such transactions.

UNDERWRITING

[ ] is acting as representative of the several underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated [ ], each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of our common stock set forth opposite the underwriter’s name.

Underwriter	Number of Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of our common stock are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all shares of our common stock offered by us (other than those covered by the over-allotment option described below) if they purchase any of the shares of our common stock.

The underwriters propose to initially offer some shares of our common stock directly to the public at the public offering price set forth on the cover page of this prospectus and some shares of our common stock to certain dealers at the public offering price less a concession not in excess of $ [ ] per share of common stock. The sales load payable of $ [ ] per share of common stock (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser and its affiliates, and certain other persons if agreed with the underwriters) is equal to [ ]% of the public offering price and will be paid solely by the Adviser or its affiliates. Investors must pay for any shares purchased in this offering on or before [ ]. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase from us up to [ ] additional shares of our common stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

We and the Administrator, and each of our directors and officers have agreed, for a period of [ ] days from the date of this prospectus, not to, without the prior written consent of [ ] on behalf of the underwriters, issue, offer, pledge, sell, contract to sell, or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly, or hedge any shares of, our common stock or other securities of the company, including preferred stock, provided; however, that we may issue and sell shares pursuant to the DRIP and each party may sell under other limited exceptions. [ ], in its sole discretion, may release any of the securities subject to these lock-up agreements at any time.

As part of this offering, an aggregate of $[ ] million of shares have been reserved for the Adviser, its affiliates, employees of the Adviser and its affiliates, who have agreed to purchase such shares at the public offering price per share.

We intend to apply for listing on the NYSE under the ticker symbol “PGRM.”

We estimate that the total expenses of this offering (excluding sales load), together with our offering expenses incurred prior to this offering period, will be approximately $[ ], which will be paid by the Adviser or its affiliates.

The following table shows the sales load to be paid to the underwriters solely by the Adviser or its affiliates in connection with this offering (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser, and its affiliates and certain other persons if agreed with the underwriters). These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option.

	No Exercise	Full Exercise
Per share	$	$
Total	$	$

In addition, the Adviser or its affiliates will pay from the Adviser’s own assets or the assets of its affiliates to each of [ ] a structuring fee for advice relating to our structure, design and organization, as well as for services related to the sale and distribution of shares of our common stock, in an aggregate amount equal to [ ]% of the total price to the public of our shares of our common stock (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser and its affiliates and certain other persons if agreed between the Adviser and the underwriters) sold in this offering.

We, the Adviser, and the Administrator have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in our common stock. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, shares of our common stock as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by the underwriters in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, [ ], on behalf of the underwriters, may purchase and sell shares of our common stock in the open market. These transactions may include short sales, syndicate covering transactions, and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when [ ] repurchases shares of our common stock originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of our common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

This prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representative may agree to allocate a number of shares of our common stock to underwriters for sale to their online brokerage account holders. The representative will allocate shares of our common stock to underwriters that may make internet distributions on the same basis as other allocations. In addition, shares of our common stock may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and financial advisory services for us, the Adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, the Adviser and our affiliates in the ordinary course of business.

The principal business addresses of the representative of the underwriters is: [ ].

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

We will generally not be able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell shares of our common stock at a price below the then-current NAV per share if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and the holders of a majority of the shares of our common stock, approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above.

Leveraged Transactions. Certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed-delivery basis, that may be considered senior securities under the 1940 Act. We intend to elect to rely on the limited derivatives users exception under Rule 18f-4 and otherwise comply with Rule 18f-4 with respect to such transactions and therefore may enter into such transactions notwithstanding certain requirements of Section 18 subject to the conditions under the rule as follows. We may change the election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, we have adopted and implemented written policies and procedures reasonably designed to manage our derivatives risk and limit our derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with our reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4. However, these transactions may represent a form of economic leverage and will create risks. The potential loss on such instruments may be substantial relative to the initial investment therein and compliance with Rule 18f-4 will not limit or offset losses on related positions.

Shares

PANAGRAM CAPITAL CORPORATION

Common Stock

PROSPECTUS [         ], 2023

Until [ ], 2023 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

  SUBJECT TO COMPLETION, September 11, 2023

PANAGRAM CAPITAL CORPORATION

STATEMENT OF ADDITIONAL INFORMATION

[                ], 2023

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus for Panagram Capital, LLC (the “Fund”) dated [                ], 2023 as it may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by writing us at Panagram Capital Corporation, 65 East 55th Street, 29th Floor, New York, NY 10022, Attention: Investor Relations, by telephone at (212) 970-1000.

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to Shareholders at least annually. Copies of the Annual Report to Shareholders may be obtained upon request, without charge, by contacting the Fund at the address or telephone number listed above.

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GENERAL INFORMATION AND HISTORY

Panagram Capital Corporation

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We intend to elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with our tax year ending September 30, 2023. We were formed on July 7, 2021 as Panagram Capital, LLC, a Delaware limited liability company, and intend to convert into a Delaware corporation prior to the completion of this offering.

We were organized as Panagram Capital, LLC, a Delaware limited liability company, on July 7, 2021, and intend to convert into a Delaware corporation prior to the completion of this offering. Our initial investment portfolio was purchased by us prior to our registration as an investment company from Panagram Senior Loan Fund I, LP, Panagram Senior Loan Fund II, LP, Panagram Senior Loan Fund III, LP, Panagram Senior Loan Fund IV, LP, Panagram Senior Loan Fund V, LP, Panagram Senior Loan Fund VI, LP, and Panagram Senior Loan Fund VII, LP (collectively, the “Panagram Senior Loan Funds”) and in new acquisitions. The Panagram Senior Loan Funds are also managed by the Adviser's Investment Team. In addition, our sole member, PG Senior Loan Fund VIII Issuer, LLC, or our “Sole Member,” owns 100% of the interest in the Company.

The interest held by our Sole Member will convert into shares of our common stock at the time of our conversion into a corporation with the number of shares to be determined by our board of directors or a duly authorized committee thereof, taking into account our NAV at or around such time and the public offering price of $[  ] per share of our common stock. Assuming a public offering price of $[  ] per share of our common stock and based on our NAV as of [  ], 2023, our Sole Member will receive [  ] shares or 100% of our common stock upon our conversion to a corporation (prior to completion of this offering). The shares of common stock held by our Sole Member will be subject to certain lock-up restrictions. See “Underwriting.”

Certain financial institutions, each of which has a pre-existing business relationship with the Adviser or its afilliates, have indicated an interest in purchasing an aggregate of [  ] shares of common stock of the Company in this offering at the initial public offering price for an aggregate purchase amount of $62.5 million. These investors may determine to purchase more, less or no Shares in this offering. The underwriters will not receive an underwriting discount on Shares purchased by these investors as they will on other Shares sold to the public in this offering. Pursuant to “lock up” agreements with the underwriters, these investors may be restricted from selling Shares purchased in this offering for a period of time following completion of this offering. See “Underwriting.”

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

(1)	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3)	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4)	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

(5)	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations, or other forms of debt instruments) shall not constitute loans by us;

(6)	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority with appropriate jurisdiction; and

(7)	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, CDO, or a swap or other derivative will be considered to be an investment in the industry or group of industries (if any) of the underlying or reference security, instrument, or asset.

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The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations, or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets, or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Capital Corporation Adviser.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consent authority in a manner that serves the interests of the Company’s stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Company’s stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge: (1) upon request, by calling toll free (212) 970-1000; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Capital Corporation Adviser, LLC, 65 East 55th street, 29th Floor, New York, NY 10022.

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Privacy Policy

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former stockholders. We are committed to safeguarding all non-public personal information we receive about you. With regard to this information, we have developed policies that are designed to protect this information, while allowing stockholder needs to be served.

When you purchase shares of our common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect non-public personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any non-public personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law. We may disclose your non-public personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your non-public personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

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ADDITIONAL INVESTMENTS AND TECHNIQUES

Our primary investment strategies are described elsewhere in this prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve our investment objectives.

Investment in Debt Securities, Other Types of Credit Instruments and Other Credit Investments

Loan Accumulation Facilities. We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from four to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.

Debt Securities. We may invest in debt securities, including debt securities rated below-investment grade, or “junk” securities. Debt securities of corporate and governmental issuers in which we may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Senior Secured Loans. This category of investments primarily includes Assignments of performing senior secured loans to corporate borrowers. Senior secured loans are typically acquired through both primary bank syndications and in the secondary market. In most cases, a senior secured loan will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment, the Adviser may also purchase stressed and distressed senior secured loans at a material discount to par, if the Adviser believes that there are attractive opportunities to generate capital appreciation by making such investments.

Senior secured loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. Senior secured loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the senior secured loan and the rights of the borrower and the lenders. We will primarily purchase Assignments of portions of senior secured loans from third parties and may invest in participations in senior secured loans. Senior secured loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of senior secured loans a priority claim on some or all of the borrower’s assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower.

Senior secured loans also have contractual terms designed to protect lenders. These covenants may include mandatory prepayment out of excess cashflows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other senior secured loans may be issued with less restrictive covenants which are often referred to as “covenant-lite” transactions. In a “covenant-lite” loan, the covenants that require the borrower to “maintain” certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from “incurring” or actively engaging certain action. But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it. The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals. We generally acquire senior secured loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their senior secured loans and that satisfy other credit standards established by the Adviser.

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When we purchase first and second lien senior floating rate loans and other floating rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

When we purchase an Assignment, we succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because we typically do not hold a majority of the investment in any loan, we will not be able by ourselves to control decisions that require a vote by the lenders.

High Yield Securities. We may invest in high yielding, fixed income securities rated below-investment grade (e.g., rated below “Baa3” by Moody’s or below “BBB-” by S&P or Fitch). Below-investment grade and unrated securities are also sometimes referred to as “junk” securities.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. We may invest in comparable quality unrated securities that, in the opinion of the Adviser, offer comparable yields and risks to those securities that are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower-rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. The reduced availability of reliable, objective data may increase our reliance on management’s judgment in valuing high yield bonds. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. Our investments, and consequently our NAV, will be subject to the market fluctuations and risks inherent in all securities.

Synthetic Securities Risk. We may acquire loans through investment in synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. We will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Defaulted Securities. We may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in our portfolio defaults, we may have unrealized losses on the security, which may lower our NAV. Defaulted securities tend to lose much of their value before they default. Thus, our NAV may be adversely affected before an issuer defaults. In addition, we may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

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Certificates of Deposit, Bankers’ Acceptances and Time Deposits. We may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by us will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under our investment objectives and policies stated in this prospectus, we may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. We may invest a portion of our assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Fee Notes and Participation Agreements. We may acquire fee notes and participation agreements with CLO collateral managers. There is not an active secondary market for fee notes and participation agreements. Further, fee notes and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. Fee notes and participation agreements are also subject to the risk of early call of the CLO, and may have no make-whole or other yield protection provisions.

Zero Coupon Securities. Among the debt securities in which we may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in our income. Thus, to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, we may be required to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. These distributions must be made from our cash assets or, if necessary, from the proceeds of sales of portfolio securities. We will not be able to purchase additional income-producing securities with cash used to make such distributions, and our current income ultimately could be reduced as a result.

8

U.S. Government Securities. We may invest in debt securities issued or guaranteed by agencies, instrumentalities, and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, or “FHLBs,” or the Federal Home Loan Mortgage Corporation, or “FHLMC,” are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, or “FNMA,” are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA, and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC, and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory, or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight, and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.

Distressed Securities

We may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, we may lose a substantial portion or all of our investment or we may be required to accept cash or securities with a value less than our original investment.

Equity Securities

We may hold long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and non-U.S. issuers. We also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. We may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.

Investment in Other Investment Companies

We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies.

We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. Although we do not expect to do so in the foreseeable future, we are authorized to invest substantially all of our assets in a single, open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as us.

Exchange-Traded Notes (“ETNs”)

We may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and Exchange-Traded Funds, or “ETFs.” An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When we invest in ETNs we will bear our proportionate share of any fees and expenses borne by the ETN. Our decision to sell our ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

9

Preferred Securities

Preferred securities in which we may invest include trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments), and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature, in that they have stated maturity dates.

Investment in Relatively New Issuers

We may invest in the securities of new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such issuers are relatively unseasoned. Such issuers may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.

Demand Deposit Accounts

We may hold a significant portion of our cash assets in interest-bearing or non-interest-bearing demand deposit accounts at our custodian or another depository institution insured by the FDIC. The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. We expect to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where we hold such cash, our cash is subject to the risk of loss.

Simultaneous Investments

Investment decisions, made by the Adviser on our behalf, are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as us, available investments will be allocated equitably between us and other accounts. This procedure may adversely affect the size of the position we obtain or disposed of or the price we pay.

Short Sales

When we engage in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. We may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent we engage in short sales, we will provide collateral to the broker-dealer. A short sale is “against the box” to the extent that we contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. We may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent we engage in short selling in foreign (non-U.S.) jurisdictions, we will do so to the extent permitted by the laws and regulations of such jurisdiction.

10

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The following table sets forth certain ownership information with respect to shares of our common stock held by (1) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding shares of our common stock, and (2) all of our officers and directors, as a group. The table shows such ownership as of [ ], as well as the effect on such ownership as a result of the offering made pursuant to this prospectus, assuming the issuance of [ ] shares of common stock.

	Common Stock Beneficially Owned(1) Immediately Prior to Offering		Common Stock Beneficially Owned(1) Immediately Following the Offering(2)
Name and Address	Number	%	Number	%
All officers and directors as a group (7 persons)(3)	—	—	*	*

*	Represents less than 1.0%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

(2)	Figures presented reflect pro forma ownership assuming the issuance of [ ] shares of common stock offered hereby.

(3)	The address of each of our officers and directors is c/o Panagram Capital, LLC, 65 East 55th Street, 29th Floor, New York, NY 10022. In the aggregate, all officers and directors as a group own less than one percent of our common stock on a pro forma basis.

11

BROKERAGE ALLOCATION

Since we expect to acquire and dispose of most of our investments in privately negotiated transactions or in the over-the-counter markets, we will generally not be required to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price we pay or receive, as applicable, may reflect a mark-up or mark-down. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

12

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Dechert LLP, Boston, Massachusetts. Dechert LLP also represents the Adviser. Certain matters in connection with the offering will be passed upon for the underwriters by Mayer Brown LLP, New York, New York.

CUSTODIAN AND TRANSFER AGENT

Our portfolio securities are held pursuant to a custodian agreement between us and U.S. Bank, National Association.

U.S. Bank Global Fund Services serves as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as administrator for our DRIP. The principal business address of U.S. Bank, National Association is 8 Greenway Plaza, Suite 1100, Houston, TX 77046.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm located at One Manhattan West, New York, NY 10001, United States of America, has been appointed as our independent registered public accounting firm. The financial statements audited by Ernst & Young LLP have been included in reliance on their reports given on their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 (file numbers 333-261903 and 811-23768), together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. Our registration statement may be obtained from the SEC at www.sec.gov.

We will file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by writing us at Panagram Capital Corporation, 65 East 55th Street, 29th Floor, New York, NY 10022. Attention: Investor Relations, by telephone at (212) 970-1000.

13

INDEX TO FINANCIAL STATEMENTS

14

Report of Independent Registered Public Accounting Firm

To the Member and the Board of Directors of

Panagram Capital, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and member’s equity of Panagram Capital, LLC (the “Company”), including the schedule of investments, as of September 30, 2022, and the related statements of operations, changes in member’s equity, cash flows and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at September 30, 2022, the results of its operations, the changes in its member’s equity, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2021.

New York, New York

November 23, 2022

F-1

Panagram Capital, LLC

(A Limited Liability Company)

STATEMENT OF ASSETS, LIABILITIES AND MEMBER’S EQUITY

September 30, 2022

Assets:
Investments, at fair value (cost of $255,854,186)	$222,403,728
Cash	2,186,191
Interest receivable	12,430
Accounts receivable - related parties	46,800
Total assets	$224,649,149

Liabilities:
Other expenses payable	$157,855
Total liabilities	157,855

Commitments and Contingencies (Note 6)

Member's equity:
Contributed capital	242,000,000
Retained deficit	(17,508,706)
Total Member's equity	224,491,294
Total liabilities and member's equity	$224,649,149

See accompanying notes to financial statements

F-2

Panagram Capital, LLC

(A Limited Liability Company)

SCHEDULE OF INVESTMENTS

September 30, 2022

Issuer	Investment	Acquisition Date (3)	Principal Amount	Cost (2)	Fair Value (1)	% of Member's Equity

CLO Debt (4)
Blackrock MM 2022-1A Ltd.	CLO Secured Notes - Class E (Effective yield 13.03%, maturity October 15, 2034)	8/4/2022	$6,500,000	$6,551,972	$6,244,869	2.78%
Octagon 64 Ltd.	CLO Secured Notes - Class F (Effective yield 13.81%, maturity July 21, 2037)	5/20/2022	1,000,000	990,167	866,879	0.39%
				7,542,139	7,111,748
CLO Equity (4)(5)
Allegro CLO IX Ltd.	CLO Subordinated Note (Effective yield 18.93%, maturity October 16, 2031)	9/7/2021	20,200,000	11,368,303	9,212,594	4.10%
Apidos CLO XXV Ltd.	CLO Subordinated Note (Effective yield 22.58%, maturity October 20, 2031)	9/7/2021	24,800,000	11,087,677	9,615,679	4.28%
Ares XLVI CLO Ltd.	CLO Subordinated Note (Effective yield 17.62%, maturity January 15, 2030)	9/7/2021	13,000,000	8,805,361	7,105,930	3.17%
Ares XXXIR CLO Ltd.	CLO Subordinated Note (Effective yield 14.68%, maturity May 24, 2030)	9/7/2021	13,400,000	8,455,461	6,093,235	2.71%
Bain Capital Credit CLO 2017-1 Ltd.	CLO Subordinated Note (Effective yield 17.31%, maturity July 20, 2030)	9/7/2021	13,200,000	6,597,938	5,178,637	2.31%
Benefit Street Partners CLO XI, Ltd.	CLO Subordinated Note (Effective yield 18.92%, maturity April 15, 2029)	9/7/2021	14,500,000	6,238,238	5,073,492	2.26%
Benefit Street Partners CLO XV Ltd.	CLO Subordinated Note (Effective yield 18.58%, maturity July 18, 2031)	9/7/2021	15,800,000	8,462,389	6,620,500	2.95%
Blackrock MM 2022-1A Ltd.	CLO Subordinated Note (Effective yield 15.27%, maturity October 15, 2034)	8/4/2022	29,453,897	11,966,315	12,075,391	5.38%
Carlyle US CLO 2021-9, Ltd.	CLO Subordinated Note (Effective yield 15.72%, maturity October 20, 2034)	9/17/2021	28,400,000	24,004,962	22,925,758	10.21%
Dryden 47 Senior Loan Fund Ltd.	CLO Subordinated Note (Effective yield 14.66%, maturity April 15, 2028)	9/7/2021	16,500,000	6,439,508	4,797,375	2.14%
Hayfin Kingsland VIII Ltd.	CLO Subordinated Note (Effective yield 17.72%, maturity April 21, 2031)	12/13/2021	12,000,000	8,142,380	6,502,644	2.90%
Hayfin Kingsland X Ltd.	CLO Subordinated Note (Effective yield 15.58%, maturity April 28, 2031)	12/13/2021	10,000,000	8,101,293	6,344,540	2.83%
HPS Loan Management 9-2016, Ltd.	CLO Subordinated Note (Effective yield 20.25%, maturity July 19, 2030)	9/7/2021	17,000,000	9,510,758	8,102,489	3.61%
ICG US CLO 2018-3 Ltd.	CLO Subordinated Note (Effective yield 12.07%, maturity January 24, 2032)	9/7/2021	18,100,000	14,600,379	11,083,752	4.94%
ICG US CLO 2021-3 Ltd.	CLO Subordinated Note (Effective yield 18.16%, maturity October 20, 2034)	9/15/2021	18,300,000	15,178,261	14,514,993	6.47%
KKR CLO 35 Ltd.	CLO Subordinated Note (Effective yield 18.10%, maturity October 20, 2034)	9/7/2021	23,500,000	22,242,829	21,503,229	9.58%
Octagon 64 Ltd. (6)	CLO Subordinated Note (Effective yield 18.36%, maturity July 21, 2037)	5/20/2022	51,366,250	19,665,705	20,955,735	9.33%
Octagon Investment Partners 28 Ltd.	CLO Subordinated Note (Effective yield 15.25%, maturity October 24, 2027)	9/7/2021	16,100,000	11,631,941	9,282,874	4.14%
Voya CLO 2017-4 Ltd.	CLO Subordinated Note (Effective yield 13.62%, maturity October 15, 2030)	9/7/2021	13,500,000	6,575,147	4,836,011	2.15%
Wind River 2015-1 CLO Ltd. (7)	CLO Subordinated Note (Effective yield 19.04%, maturity October 20, 2030)	9/7/2021	31,000,000	14,277,050	11,638,888	5.18%
Wind River 2016-2 CLO Ltd. (8)	CLO Subordinated Note (Effective yield 17.29%, maturity November 1, 2028)	9/7/2021	22,000,000	14,960,152	11,828,234	5.27%
				248,312,047	215,291,980

Total Investments				$255,854,186	$222,403,728	99.07%

(1)	Fair value was determined in good faith by the Adviser of the Company.
(2)	Cost value reflects accretion of effective yield less any cash distributions received or expected to be received from CLO investments.
(3)	Acquisition date represents the initial date of purchase.
(4)	CLO debt and CLO equity investments are Cayman Islands based entities, which invest in companies primarily domiciled in the United States of America and fall under the finnace industry.
(5)	The CLO subordinated notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(6)	Octagon 64 Ltd. assumed the Octagon Investment Partners 24 Ltd. equity tranche on June 14, 2022.
(7)	Formerly THL Credit Wind River 2015-1 CLO Ltd
(8)	Formerly THL Credit Wind River 2016-2 CLO Ltd

See accompanying notes to financial statements

F-3

Panagram Capital, LLC

(A Limited Liability Company)

STATEMENT OF OPERATIONS

For the year ended September 30, 2022

Investment Income:
Interest income	$34,066,682
Other income	136,387
Total investment income	34,203,069

Expenses:
Incentive fees	5,459,090
Management fees	3,841,193
Professional fees	13,500
Other expenses	245,817
Total expenses	9,559,600
Less fee waivers:
Incentive and Management fees waived by Adviser	(9,300,283)
Total net expenses	259,317

Net investment income	33,943,752

Realized and unrealized loss on investments
Net change in unrealized depreciation on investments	(39,766,523)
Net realized and unrealized loss on investments	(39,766,523)

Net decrease in member's equity resulting from operations	$(5,822,771)

See accompanying notes to financial statements

F-4

Panagram Capital, LLC

(A Limited Liability Company)

STATEMENT OF CHANGES IN MEMBER’S EQUITY

For the year ended September 30, 2022

Member's equity at September 30, 2021	$124,481,639

Capital contributions	125,000,000
Dividend distribution	(19,167,574)
Net investment income	33,943,752
Net change in unrealized depreciation on investments	(39,766,523)

Member's equity at September 30, 2022	$224,491,294

See accompanying notes to financial statements

F-5

Panagram Capital, LLC

(A Limited Liability Company)

STATEMENT OF CASH FLOWS

For the year ended September 30, 2022

Cash flows from operating activities:
Net decrease in member's equity resulting from operations	$(5,822,771)
Adjustments to reconcile net decrease in member's equity resulting from operations to net cash used in operating activities:
Purchase of investments	(159,716,118)
Proceeds from recurring cash flows	55,381,858
Net change in unrealized depreciation of investments	39,766,523
Accretion of investment income	(34,066,682)
Changes in assets and liabilities
Interest receivable	(12,430)
Accounts receivable - related parties	(46,800)
Other expenses payable	129,522

Net cash used in operating activities	(104,386,898)

Cash flows from financing activities:
Proceeds from capital contributions	125,000,000
Distributions to sole owner	(19,167,574)
Net cash provided by financing activities	105,832,426

Net increase in cash	1,445,528

Cash at beginning of period	740,663
Cash at end of period	$2,186,191

See accompanying notes to financial statements

F-6

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

1.	ORGANIZATION

Panagram Capital, LLC, a Delaware limited liability company (the “Company”), was initially formed on July 7, 2021 as Panagram Capital, LLC and commenced operations on September 7, 2021. The Company is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is a wholly owned subsidiary of PG Senior Loan Fund VIII Issuer, LLC, a special purpose vehicle (the “Sole Member”), which, in turn, was funded by affiliates of Eldridge Industries, LLC (“Eldridge”).

The Company intends to convert into a corporation in conjunction with its initial public offering.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Company has adopted a fiscal year end of September 30th.

The Company’s initial investment portfolio was purchased at fair value, with capital contributed by the Sole Member, from Panagram Senior Loan Fund I, LP, Panagram Senior Loan Fund II, LP, Panagram Senior Loan Fund III, LP, Panagram Senior Loan Fund IV, LP, Panagram Senior Loan Fund V, LP and Panagram Senior Loan Fund VI, LP (collectively, the “Panagram Senior Loan Funds”), all in which Security Benefit Life Insurance Company (“SBL”), a Kansas insurance company that specializes in fixed, fixed indexed, and variable annuities, has made investments in. SBL is an indirect wholly owned subsidiary of Eldridge.

The Company’s Board of Directors (the “Board”) is responsible for the overall management and supervision of the Company’s business affairs, including the appointment of advisers and sub-advisers. The Board also appoints officers who assist in managing the Company’s day-to-day affairs. The Board currently consists of five members, three of which are independent directors, and has established two standing committees; the Audit Committee (the “A/C”) and the Nominating Committee (the “N/C”). All members of the A/C are independent directors and recommends to the Board the independent registered public accounting firm, oversees the work of the independent registered public accounting firm in connection with the Company’s audit, communicates with the independent registered public accounting firm on a regular basis, and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. All members of the N/C are independent directors. The N/C periodically reviews the committee structure, conducts an annual self-assessment of the Board, and makes the final selection and nomination of candidates to serve as independent directors. In addition, the N/C makes recommendations regarding the compensation of the Company’s independent directors for approval by the Board.

On September 1, 2021, the Company entered into a custody agreement with US Bank, National Association (“US Bank”), pursuant to which the Company’s portfolio of securities are held by US Bank.

On November 29, 2021, the Company entered into an administration agreement (the “Administration Agreement”) with Panagram Capital Administrator LLC (the “Administrator”). Pursuant to the Administration Agreement, the Administrator will perform, or arrange for the performance of, the customary administrative services required to be performed for the Company.

On February 8, 2022, the Administrator, entered into a fund administration agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), pursuant to which the Company’s books and records are maintained by U.S. Bancorp effective as of July 1, 2022.

The Company is externally managed by Panagram Structured Asset Management, LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Board has elected to designate the Adviser as the Valuation Designee.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity tranches of collateralized loan obligations, or “CLOs,” that are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments that the Adviser believes are consistent with the Company’s investment objectives, including junior and senior debt tranches of CLOs and securities issued by other securitization vehicles. The CLO securities in which the Company primarily seeks to invest in are typically unrated and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated securities are also sometimes referred to as “junk” securities. The CLO equity securities in which the Company intends to invest in are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies the Company’s risk of loss on such investments.

F-7

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies (“ASC 946”). Items included in the financial statements are measured and presented in United States dollars. Fair value of assets and liabilities, which qualify as financial instruments, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s financial statements is the valuation of investments. In the absence of readily determinable fair values, the Adviser estimates the fair value of the Company’s investments in accordance with the Company’s valuation policies. Due to the uncertainty of valuation, these estimates may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected on the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e. the exit price).

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Quoted prices (unadjusted) are available in active markets for identical investments the Company has the ability to access as of the reporting date.

•	Level II – Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I.

•	Level III – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. Fair value inputs require significant judgment or estimation from the Adviser.

F-8

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input, significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Valuation Designee.

Investments are valued at least quarterly taking into account information available as of the reporting date.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser and the Board do not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Investment Income Recognition

Interest income from investments in CLO debt and CLO equity is recorded for U.S. GAAP purposes utilizing an effective interest methodology based upon an effective yield utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO debt and CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO debt and CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The Company follows the accounting and reporting guidance under ASC Topic 310-20, Receivables, Nonrefundable Fees and Other Costs in calculating the amortization of premiums for purchased CLO debt securities.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed. For the year ended September 30, 2022, the Company did not have any investments with a PIK component.

Securities Transactions

The Company records the purchases and sales of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Change in unrealized appreciation or depreciation measures the change in investment values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

F-9

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

In certain circumstances where the Adviser determines it is unlikely to fully realize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written down to its current fair value and recognized as a realized loss in the Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed Federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held at September 30, 2022.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Organization Costs

The Adviser has voluntarily paid all of the Company’s organization expenses.

Offering Costs

Offering costs attributable to a proposed or actual offering incurred prior to the effective date of the sale of those shares would be recognized as an asset and ultimately recorded as a reduction to contributed capital when an offering goes effective. If an offering does not occur, such costs would be expensed in the period where the offering was no longer expected to occur. The Adviser has agreed to voluntarily pay all of the Company’s offering costs through the date of the initial public offering, none of which are subject to recoupment. As of September 30, 2022, the Adviser has incurred $1,581,889 and paid $993,563 for such offering costs.

Federal and Other Taxes

For the year ended September 30, 2022, the Company was organized as a Delaware Limited Liability Company, a wholly owned subsidiary of the Sole Member, which in turn, is funded by SBL. Because the Company is wholly owned by the Sole Member, it is treated as a disregarded entity for income tax purposes. No provisions for income taxes have been made in the financial statements as the Sole Member is responsible for reporting its share of income, expense, gain or loss for U.S. income tax purposes.

The Company has adopted September 30th as its fiscal tax year end.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among the components of net assets in the financial statements to reflect their tax character. During the year ended September 30, 2022 there were no reclassifications made among the components of net assets.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2022:

	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$7,111,748	$-	$7,111,748
CLO Equity	-	-	215,291,980	215,291,980
Total Assets at Fair Value	$-	$7,111,748	$215,291,980	$222,403,728

F-10

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

The changes in investments classified as Level III are as follows for the year ended September 30, 2022:

Change in Investments Classified as Level III

	CLO Equity	Total
Balance as of September 30, 2021	$150,576,109	$150,576,109
Purchase of investments	125,460,192	125,460,192
Proceeds from recurring cash flows from investments	(55,381,858)	(55,381,858)
Investment income accretion	33,973,669	33,973,669
Net change in unrealized depreciation on investments	(39,336,132)	(39,336,132)
Balance as of September 30, 2022	$215,291,980	$215,291,980

The net realized gains (losses) recorded for Level III investments are reported in net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

The net change in unrealized depreciation for the year ended September 30, 2022 on Level III investments still held at September 30, 2022 was $39,336,132.

Valuation of CLO Equity:

The Adviser gathers price indications from dealers, if available, as part of its valuation process to estimate fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2022. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2022. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2022	Valuation Technique/Methodolgies	Unobservable Inputs	Range / Weighted Average (1)
CLO Equity	$215,291,980	Discounted Cash Flows	Annual Default Rate (2)	2.00% - 3.00%
			Annual Prepayment Rate	20.00%
			Reinvestment Spread	3.40% - 5.75% / 3.94%
			Reinvestment Price	98.50% - 99.50% / 99.44%
			Recovery Rate	65.00% - 70.00% / 65.28%
			Expected Yield	15.50% - 46.00% / 27.78%

(1) Weighted average calculations are based on fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

Increases (decreases) in the annual default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher or lower fair value, depending on the circumstances.

F-11

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

The Adviser categorizes CLO equity investments as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, indicative broker quotations and data reported by trustees.

Valuation of CLO Debt:

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. In December 2019, an initial outbreak of COVID-19 was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, which has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients choose to delay elective or routine procedures, and many casino operators have been forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

F-12

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

Additionally, the COVID-19 pandemic has caused CLOs to experience increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades have caused, and may continue to cause, payments that would have otherwise been made to the CLO equity to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors have caused, and may continue to cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the COVID-19 pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Geopolitical Risk

On February 24, 2022, the President of Russia, Vladimir Putin, announced a military invasion of Ukraine. In response, countries worldwide, including the United States, have imposed sanctions against Russia on certain businesses and individuals, including, but not limited to, those in the banking, import and export sectors. This invasion has led, is currently leading, and for an unknown period of time will continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. These disruptions caused by the invasion have included, and may continue to include, political, social, and economic disruptions and uncertainties that may affect the Company’s business operations or the business operations of the Company’s investments.

Concentration Risk

The Company intends to be classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other related assets in the case of a CLO) that serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

F-13

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

As of the date of this report, the U.S. Federal Reserve Board has begun rapidly raising the federal funds rate, after a long period of maintaining historically low interest rates. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

LIBOR Risk

The CLO equity securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR. LIBOR is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally.

On March 5, 2021, the United Kingdom's Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that it will not compel panel banks to contribute to the overnight 1, 3, 6 and 12 months U.S. LIBOR tenors after June 30, 2023 and all other tenors after December 31, 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates (“IBORs”). To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the U.S. Federal Reserve Board and the Federal Reserve Bank of New York, was formed. On July 29, 2021, the ARRC formally recommended the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative replacement rate for LIBOR for use in derivatives and other financial contracts currently indexed to LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury backed repurchase transactions. The AARC has proposed a paced market transition plan to SOFR from LIBOR. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate, and SOFR is an overnight rate while LIBOR reflects term rates at different maturities. Although SOFR is the ARRC's recommended replacement rate, it is also possible that lenders may instead choose alternative replacement rates that may differ from LIBOR in ways similar to SOFR. In addition, the planned discontinuance of LIBOR and/or changes to another index could result in mismatches with the interest rate of some of the Company’s investments.

Recently, the CLOs the Company has invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the ARRC of the U.S. Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, the Company cannot ensure that all CLOs in which the Company invests will have such provisions, nor can the Company ensure the CLO investment managers will undertake the suggested amendments when able.

Beginning in January 2022, in lieu of LIBOR, substantially all U.S. CLO transactions will be issued using SOFR as their reference rates. SOFR is another short-term rate and is generally expected to increase as the U.S. Federal Reserve Board raises short-term Treasury rates. The Company’s existing CLOs, which typically use LIBOR as their reference rate, are expected to gradually change their reference rates to SOFR once the majority of the loans in their portfolios pay interest based off of SOFR. The Company does not expect the transition from LIBOR to SOFR to have a material impact on the liquidity or value of any of the Company’s LIBOR-referenced CLO investments. However, because the specific effects of a transition away from LIBOR cannot be determined with certainty as of the date of this filing, a transition away from LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked CLO investments;

F-14

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

•	require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time consuming renegotiations of existing documentation to modify the terms of outstanding investments;

•	result in inquiries or other actions from regulators in respect of the Company’s preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•	result in disputes, litigation or other actions with CLO investment managers, regarding the interpretation and enforceability of provisions in the Company’s LIBOR-based CLO investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•	require the transition and/or development of appropriate systems and analytics to effectively transition the Company’s risk management processes from LIBOR based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	cause the Company to incur additional costs in relation to any of the above factors.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which the Company invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which the Company is invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. The 3-month LIBOR currently exceeds the 1-month LIBOR by a historically high amount, which may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Company’s cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.

The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income resulting in smaller distributions to equity investors in these CLOs.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity investments in CLOs, which involve a number of significant risks. CLO equity securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

F-15

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

Low Or Unrated Securities Risks

The Company invests primarily in securities that are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets or instruments. Securities that are not rated are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

The Company entered into an investment advisory agreement with the Adviser dated September 7, 2021 (the “Initial Advisory Agreement”). Pursuant to the terms of the Initial Advisory Agreement, the Company pays the Adviser, for its services, a management fee and an incentive fee. However, the Adviser has voluntarily waived all such fees payable under the Initial Advisory Agreement and will voluntarily waive all such fees payable under the Initial Advisory Agreement until the date that the Company’s initial registration statement on Form N-2 (“Registration Statement”) is declared effective by the SEC.

The management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of the Company’s “Total Equity Base.” “Total Equity Base” means the net asset value attributable to the limited liability company interests (prior to the application of the base management fee or incentive fee), and the paid-in or stated capital of the preferred interests in the Company, if any. The management fee shall be calculated based on the Total Equity Base at the end of the most recently completed calendar quarter and, with respect to any limited liability company interests or preferred interests issued or repurchased during such quarter, shall be adjusted to reflect the number of days during such quarter that such limited liability company interests and/or preferred interests, if any, was outstanding. In addition, the management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged a management fee of $3,841,193 for the year ended September 30, 2022, all of which was waived by the Adviser due to the voluntary waiver described above.

The Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income of the Company for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement (if in effect) and any interest expense and/or dividends paid on any issued and outstanding debt or Preferred Interests, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or change in unrealized appreciation or depreciation on investments.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, shall be compared to a “hurdle rate” of 2.00% per quarter. The Company shall pay the Adviser an Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed 2.00%; (2) 100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter.

F-16

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

The portion of such Incentive Fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

The Company incurred an Incentive Fee of $5,459,090 for the year ended September 30, 2022, all of which was waived by the Adviser due to the voluntary waiver described above.

Administrator

Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities, equipment, and clerical, bookkeeping, and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s Sole Member. In addition, the Administrator provides the Company with accounting services, assists the Company in determining the Company’s NAV, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares any audits by an independent public accounting firm of the Company’s financial statements. The Administrator also generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and provides such other administrative services as the Company may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the Company’s allocable portion of the compensation of the Company’s chief financial officer and chief compliance officer and the Company’s allocable portion of the compensation of any administrative support staff. The Company’s allocable portion of such total compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator.

The Administrator did not charge the Company for services performed under the Administration Agreement for the year ended September 30, 2022.

Exemptive Relief

The Adviser expects to co-invest on a concurrent basis for the Company with other accounts managed by the Adviser and certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s and the Company’s written allocation procedures. The Company and the Adviser received exemptive relief from the SEC which allows the Company to engage in such transactions, subject to certain conditions. The Company has adopted procedures designed to comply with the requirements of the SEC order (“Co-Investment Order”), which procedures apply to the Adviser when recommending that the Company participate in a co-investment transaction subject to the order and otherwise.

5.	MEMBER’S EQUITY

For the period from September 9, 2021 to September 30, 2022, the Company was a wholly owned subsidiary of the Sole Member who contributed $242,000,000 of cash which was used by the Company to purchase the initial investment portfolio and the add-on investment portfolio from the Panagram Senior Loan Funds with a fair value and cost basis of $116,259,340 for the initial investment portfolio and $132,087,998 for the add-on investment portfolio.

Capital Contributions

The Sole Member may make from time to time, but is not required to make, capital contributions to the Company as shall be determined by the Sole Member.

Allocation of Profits and Losses

The Company’s profits and losses, if any, shall be allocated to the Sole Member.

F-17

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

Distributions

Distributions shall be made to the Sole Member at the times and in the aggregate amounts determined by the Sole Member.

On September 2, 2022, the Company made a distribution to the Sole Member totaling $19,167,574.

Admission of Additional Members

One or more additional members of the Company may be admitted to the Company with the written consent of the Sole Member. Upon the admission of one or more additional members of the Company, the Limited Liability Company Agreement shall be amended to reflect such new member or members as a Member or Members of the Company.

6.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

7.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

The Company does not believe that any recently issued, but not yet effective, accounting and tax standards, if currently adopted, would have a material effect on the accompanying financial statements.

9.	FINANCIAL HIGHLIGHTS

Financial highlights for the year ended September 30, 2022 for the Company are as follows:

Ratios/Supplemental Data
Member's equity at end of year	$224,491,294
Average member's equity	$224,801,208

Total return based on member's equity (1)	-2.59%
Ratio of net investment income to average member's equity (2)	15.10%
Ratio of expenses to average member's equity (2)	4.25%
Portfolio turnover rate (3)	N/A

(1)	The total return is a calculation of the Company's net increase in member's equity resulting from operations for the year divided by the Company's average member's equity for the year.
(2)	The expense ratio includes the waived incentive fee and management fee that totals 4.14% of average member's equity while the net investment income ratio does not include such fees.
(3)	The portfolio turnover rate has not been disclosed as there were no sales of securities during the year.

F-18

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO AUDITED FINANCIAL STATEMENTS

For the year ended September 30, 2022

10.	SUBSEQUENT EVENTS

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the release of this report, November 23, 2022. The Company has determined there are no events which would require adjustment to or disclosure in the Company’s financial statements and related Notes through this date.

F-19

Panagram Capital, LLC

(A Limited Liability Company)

STATEMENT OF ASSETS, LIABILITIES AND MEMBER’S EQUITY (UNAUDITED)

July 31, 2023

July 31, 2023
Assets:
Investments, at fair value (cost of $267,182,627)	$215,692,159
Cash	34,158,736
Interest receivable	105,160
Accounts receivable - related parties	46,800
Total assets	$250,002,855

Liabilities:
Short-term loan - related parties	$7,000,000
Accrued interest payable - related parties	503,125
Payable for securities purchased	2,414,038
Other expenses payable	111,664
Total liabilities	10,028,827

Commitments and Contingencies (Note 6)

Member's equity
Contributed capital	242,000,000
Retained earnings	(2,025,972)
Total Member's equity	239,974,028
Total liabilities and member's equity	$250,002,855

See accompanying notes to unaudited financial statements	F-20

Panagram Capital, LLC

(A Limited Liability Company)

SCHEDULE OF INVESTMENTS (UNAUDITED)

July 31, 2023

Issuer	Investment	Acquisition Date (3)	Principal Amount	Cost (2)	Fair Value (1)	% of Member's Equity
CLO Debt (4)(5)
Blackrock MM 2022-1A Ltd.	CLO Secured Notes - Class E (Effective yield 13.59%, maturity October 15, 2034)	8/4/2022	$6,337,500	$6,354,499	$6,131,519	2.56%
Blackrock Mt. Hood CLO X LLC	CLO Secured Notes - Class E (Effective yield 14.14%, maturity April 20, 2035)	4/24/2023	2,000,000	2,011,667	1,955,948	0.82%
Lake Shore MM CLO V LLC	CLO Secured Notes - Class C (Effective yield 13.30%, maturity October 16, 2034)	10/13/2022	1,956,364	1,919,534	1,902,198	0.79%
Octagon 64 Ltd.	CLO Secured Notes - Class F (Effective yield 14.39%, maturity July 21, 2037)	5/20/2022	1,000,000	955,098	859,543	0.36%
				11,240,798	10,849,208
CLO Equity (4)(5)(6)
Allegro CLO IX Ltd.	CLO Subordinated Note (Effective yield 16.16%, maturity October 16, 2031)	9/7/2021	20,200,000	9,992,864	6,573,545	2.74%
Apidos CLO XXV Ltd.	CLO Subordinated Note (Effective yield 19.01%, maturity October 20, 2031)	9/7/2021	24,800,000	10,326,772	8,459,677	3.53%
Ares XLVI CLO Ltd.	CLO Subordinated Note (Effective yield 18.33%, maturity January 15, 2030)	9/7/2021	13,000,000	7,255,858	4,539,496	1.89%
Ares XXXIR CLO Ltd.	CLO Subordinated Note (Effective yield 11.89%, maturity May 24, 2030)	9/7/2021	13,400,000	7,632,601	4,478,253	1.87%
Bain Capital Credit CLO 2017-1 Ltd.	CLO Subordinated Note (Effective yield 13.81%, maturity July 20, 2030)	9/7/2021	13,200,000	5,358,822	3,537,877	1.47%
Benefit Street Partners CLO XI, Ltd.	CLO Subordinated Note (Effective yield 12.80%, maturity April 15, 2029)	9/7/2021	14,500,000	5,249,301	3,966,562	1.65%
Benefit Street Partners CLO XV Ltd.	CLO Subordinated Note (Effective yield 19.87%, maturity July 18, 2031)	9/7/2021	15,800,000	7,663,057	5,546,116	2.31%
Blackrock MM 2022-1A Ltd.	CLO Subordinated Note (Effective yield 15.58%, maturity October 15, 2034)	8/4/2022	27,403,897	12,123,547	12,847,221	5.35%
Blackrock Mt. Hood CLO X LLC	CLO Subordinated Note (Effective yield 16.57%, maturity April 20, 2035)	4/24/2023	26,300,000	12,837,623	12,582,998	5.24%
Carlyle US CLO 2021-9, Ltd.	CLO Subordinated Note (Effective yield 14.11%, maturity October 20, 2034)	9/17/2021	28,400,000	22,545,922	19,911,212	8.30%
Dryden 47 Senior Loan Fund Ltd.	CLO Subordinated Note (Effective yield 0.00%, maturity April 15, 2028)	9/7/2021	16,500,000	5,493,174	2,954,160	1.23%
Hayfin Kingsland VIII Ltd.	CLO Subordinated Note (Effective yield 16.78%, maturity April 21, 2031)	12/13/2021	12,000,000	7,170,674	4,737,036	1.97%
Hayfin Kingsland X Ltd.	CLO Subordinated Note (Effective yield 11.09%, maturity April 28, 2031)	12/13/2021	10,000,000	7,544,626	5,086,630	2.12%
HPS Loan Management 9-2016, Ltd.	CLO Subordinated Note (Effective yield 18.70%, maturity July 19, 2030)	9/7/2021	17,000,000	8,928,907	6,017,473	2.51%
ICG US CLO 2018-3 Ltd.	CLO Subordinated Note (Effective yield 12.82%, maturity January 24, 2032)	9/7/2021	18,100,000	12,934,210	8,097,126	3.37%
ICG US CLO 2021-3 Ltd.	CLO Subordinated Note (Effective yield 19.40%, maturity October 20, 2034)	9/15/2021	18,300,000	14,193,272	13,640,655	5.68%
KKR CLO 35 Ltd.	CLO Subordinated Note (Effective yield 18.36%, maturity October 20, 2034)	9/7/2021	23,500,000	21,160,420	20,167,959	8.40%
Lake Shore MM CLO V LLC	CLO Subordinated Note (Effective yield 14.73%, maturity October 16, 2034)	10/13/2022	23,176,924	12,960,133	12,956,271	5.40%
Octagon 64 Ltd. (7)	CLO Subordinated Note (Effective yield 19.43%, maturity July 21, 2037)	9/7/2021	51,366,250	19,195,377	19,709,179	8.21%
Octagon Investment Partners 28 Ltd.	CLO Subordinated Note (Effective yield 12.12%, maturity October 24, 2030)	9/7/2021	16,100,000	10,462,798	6,874,120	2.86%
RR 19 Ltd. (8)	CLO Subordinated Note (Effective yield 15.67%, maturity October 15, 2035)	7/28/2023	2,935,000	2,414,038	2,414,038	1.01%
Voya CLO 2017-4 Ltd.	CLO Subordinated Note (Effective yield 18.85%, maturity October 15, 2030)	9/7/2021	13,500,000	5,264,387	3,024,216	1.26%
Wind River 2015-1 CLO Ltd. (9)	CLO Subordinated Note (Effective yield 13.19%, maturity October 20, 2030)	9/7/2021	31,000,000	12,825,241	7,714,815	3.21%
Wind River 2016-2 CLO Ltd. (10)	CLO Subordinated Note (Effective yield 14.21%, maturity November 1, 2028)	9/7/2021	22,000,000	14,408,205	9,006,316	3.75%
				255,941,829	204,842,951
Total Investments				$267,182,627	$215,692,159	89.88%

(1)	Fair value was determined in good faith by the Adviser of the Company.
(2)	Cost value reflects accretion of effective yield less any cash distributions received or expected to be received from CLO equity investments.
(3)	Acquisition date represents the initial date of purchase.
(4)	CLO debt and CLO equity investments are Cayman Islands based entities, investing in Company's primarily domiciled in the United States of America.
(5)	CLO debt and CLO equity investments fall under the finance industry.
(6)	The CLO subordinated notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holder and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(7)	Octagon 64 Ltd. assumed the Octagon Investment Partners 24 Ltd. equity tranche on June 14, 2022.
(8)	Investment was traded but not settled as of July 31, 2023.
(9)	Formerly THL Credit Wind River 2015-1 CLO Ltd.
(10)	Formerly THL Credit Wind River 2016-2 CLO Ltd.

See accompanying notes to unaudited financial statements	F-21

Panagram Capital, LLC

(A Limited Liability Company)

STATEMENT OF OPERATIONS (UNAUDITED)

For the ten months ended July 31, 2023

Ten Months Ended July 31, 2023
Investment Income:
Interest income	$33,852,170
Other income	567,799
Total investment income	34,419,969

Expenses:
Interest expense	503,124
Incentive fees	5,554,299
Management fees	3,024,592
Other expenses	176,663
Total expenses	9,258,678
Less fee waivers:
Incentive and Management fees waived by Adviser	(8,578,891)
Total net expenses	679,787

Net investment income	33,740,182

Realized and unrealized loss on investments
Net realized gain on investments	32,562
Net change in unrealized depreciation on investments	(18,040,010)
Net realized and unrealized loss on investments	(18,007,448)

Net increase in member's equity resulting from operations	$15,732,734

See accompanying notes to unaudited financial statements	F-22

Panagram Capital, LLC

(A Limited Liability Company)

STATEMENT OF CHANGES IN MEMBER’S EQUITY (UNAUDITED)

For the ten months ended July 31, 2023

Member's equity at September 30, 2022	$224,491,294

Dividend distribution	(250,000)
Net investment income	33,740,182
Realized gain on investments	32,562
Net change in unrealized depreciation on investments	(18,040,010)

Member's equity at July 31, 2023	$239,974,028

See accompanying notes to unaudited financial statements	F-23

Panagram Capital, LLC

(A Limited Liability Company)

STATEMENT OF CASH FLOWS (UNAUDITED)

For the ten months ended July 31, 2023

For the ten months ended July 31, 2023
Cash flows from operating activities:
Net increase in member's equity resulting from operations	$15,732,734
Adjustments to reconcile net increase in member's equity resulting from operations to net cash provided by operating activities:
Purchase of investments	(28,430,050)
Proceeds from sales of investments and recurring cash flows	53,400,379
Net realized gain on investments	(32,562)
Net change in unrealized depreciation of investments	18,040,010
Accretion of investment income	(33,852,170)
Changes in assets and liabilities
Interest receivable	(92,730)
Other expenses payable	(46,191)
Accrued interest payable - related parties	503,125

Net cash provided by operating activities	25,222,545

Cash flows from financing activities:
Proceeds from short-term loan - related parties	7,000,000
Distributions to sole owner	(250,000)
Net cash provided by financing activities	6,750,000

Net increase in cash	31,972,545

Cash at beginning of period	2,186,191
Cash at end of period	$34,158,736

Non-cash operating activities:
Investments purchased but not yet settled	$2,414,038

See accompanying notes to unaudited financial statements	F-24

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

1.	ORGANIZATION

Panagram Capital, LLC, a Delaware limited liability company (the “Company”), was initially formed on July 7, 2021 as Panagram Capital, LLC and commenced operations on September 7, 2021. The Company is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is a wholly owned subsidiary of PG Senior Loan Fund VIII Issuer, LLC, a special purpose vehicle (the “Sole Member”), which, in turn, was funded by affiliates of Eldridge Industries, LLC (“Eldridge”).

The Company intends to convert into a corporation in conjunction with its initial public offering.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Company has adopted a fiscal year end of September 30th.

The Company’s initial investment portfolio was purchased at fair value, with capital contributed by the Sole Member, from Panagram Senior Loan Fund I, LP, Panagram Senior Loan Fund II, LP, Panagram Senior Loan Fund III, LP, Panagram Senior Loan Fund IV, LP, Panagram Senior Loan Fund V, LP and Panagram Senior Loan Fund VI, LP (collectively, the “Panagram Senior Loan Funds”), all in which Security Benefit Life Insurance Company (“SBL”), a Kansas insurance company that specializes in fixed, fixed indexed, and variable annuities, has made investments in. SBL is an indirect wholly owned subsidiary of Eldridge.

The Company’s Board of Directors (the “Board”) is responsible for the overall management and supervision of the Company’s business affairs, including the appointment of advisers and sub-advisers. The Board also appoints officers who assist in managing the Company’s day-to-day affairs. The Board currently consists of five members, three of which are independent directors, and has established two standing committees; the Audit Committee (the “A/C”) and the Nominating Committee (the “N/C”). All members of the A/C are independent directors and recommends to the Board the independent registered public accounting firm, oversees the work of the independent registered public accounting firm in connection with the Company’s audit, communicates with the independent registered public accounting firm on a regular basis, and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. All members of the N/C are independent directors. The N/C periodically reviews the committee structure, conducts an annual self-assessment of the Board, and makes the final selection and nomination of candidates to serve as independent directors. In addition, the N/C makes recommendations regarding the compensation of the Company’s independent directors for approval by the Board.

On September 1, 2021, the Company entered into a custody agreement with US Bank, National Association (“US Bank”), pursuant to which the Company’s portfolio of securities are held by US Bank.

On November 29, 2021, the Company entered into an administration agreement (the “Administration Agreement”) with Panagram Capital Administrator LLC (the “Administrator”). Pursuant to the Administration Agreement, the Administrator will perform, or arrange for the performance of, the customary administrative services required to be performed for the Company.

On February 8, 2022, the Administrator, entered into a fund administration agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), pursuant to which the Company’s books and records are maintained by U.S. Bancorp effective as of July 1, 2022.

The Company is externally managed by Panagram Capital Corporation Adviser, LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Board has elected to designate the Adviser as the Valuation Designee.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity tranches of collateralized loan obligations, or “CLOs,” that are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments that the Adviser believes are consistent with the Company’s investment objectives, including junior and senior debt tranches of CLOs and securities issued by other securitization vehicles. The CLO securities in which the Company primarily seeks to invest in are typically unrated and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated securities are also sometimes referred to as “junk” securities. The CLO equity securities in which the Company intends to invest in are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies the Company’s risk of loss on such investments.

F-25

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies (“ASC 946”). Items included in the financial statements are measured and presented in United States dollars. Fair value of assets and liabilities, which qualify as financial instruments, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s financial statements is the valuation of investments. In the absence of readily determinable fair values, the Adviser estimates the fair value of the Company’s investments in accordance with the Company’s valuation policies. Due to the uncertainty of valuation, these estimates may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected on the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e. the exit price).

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Quoted prices (unadjusted) are available in active markets for identical investments the Company has the ability to access as of the reporting date.

•	Level II – Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I.

•	Level III – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. Fair value inputs require significant judgment or estimation from the Adviser.

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input, significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Valuation Designee.

Investments are valued at least quarterly taking into account information available as of the reporting date.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser and the Board do not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Investment Income Recognition

Interest income from investments in CLO debt and CLO equity is recorded for U.S. GAAP purposes utilizing an effective interest methodology based upon an effective yield utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO debt and CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO debt and CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The Company follows the accounting and reporting guidance under ASC Topic 310-20, Receivables, Nonrefundable Fees and Other Costs in calculating the amortization of premiums for purchased CLO debt securities.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed. For the ten months ended July 31, 2023, the Company did not have any investments with a PIK component.

Securities Transactions

The Company records the purchases and sales of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Change in unrealized appreciation or depreciation measures the change in investment values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

In certain circumstances where the Adviser determines it is unlikely to fully realize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written down to its current fair value and recognized as a realized loss in the Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed Federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held at July 31, 2023.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Costs

Offering costs attributable to a proposed or actual offering incurred prior to the effective date of the sale of those shares would be recognized as an asset and ultimately recorded as a reduction to contributed capital when an offering goes effective. If an offering does not occur, such costs would be expensed in the period where the offering was no longer expected to occur. The Adviser has agreed to voluntarily pay all of the Company’s offering costs through the date of the initial public offering, none of which are subject to recoupment. As of July 31, 2023, the Adviser has incurred $1,737,5001 and paid $1,216,223 for such offering costs.

Federal and Other Taxes

For the ten months ended July 31, 2023, the Company was organized as a Delaware Limited Liability Company, a wholly owned subsidiary of the Sole Member, which in turn, is funded by SBL. Because the Company is wholly owned by the Sole Member, it is treated as a disregarded entity for income tax purposes. No provisions for income taxes have been made in the financial statements as the Sole Member is responsible for reporting its share of income, expense, gain or loss for U.S. income tax purposes.

The Company has adopted September 30th as its fiscal tax year end.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among the components of net assets in the financial statements to reflect their tax character. During the ten months ended July 31, 2023 there were no reclassifications made among the components of net assets.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of July 31, 2023:

	Fair Values as of July 31, 2023
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$10,849,208	$-	$10,849,208
CLO Equity	-	-	204,842,951	204,842,951
Total Assets at Fair Value	$-	$10,849,208	$204,842,951	$215,692,159

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

The changes in investments classified as Level III are as follows for the ten months ended July 31, 2023:

	CLO Equity	Total
Balance as of September 30, 2022	$215,291,980	$215,291,980
Purchase of investments	26,919,088	26,919,088
Proceeds from sales of investments	(900,770)	(900,770)
Proceeds from recurring cash flows from investments	(51,194,020)	(51,194,020)
Investment income accretion	32,772,923	32,772,923
Net realized gains and net change in unrealized depreciation on investments	(18,046,250)	(18,046,250)
Balance as of July 31, 2023	$204,842,951	$204,842,951

The net realized gains (losses) recorded for Level III investments are reported in net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

The net change in unrealized depreciation for the ten months ended July 31, 2023 on Level III investments still held at July 31, 2023 was $18,078,812.

Valuation of CLO Equity:

The Adviser gathers price indications from dealers, if available, as part of its valuation process to estimate fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of July 31, 2023. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of July 31, 2023. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of July 31, 2023	Valuation Technique/Methodolgies	Unobservable Inputs	Range / Weighted Average (1)
CLO Equity	$204,842,951	Discounted Cash Flows	Annual Default Rate (2)	2.00%
			Annual Prepayment Rate	20.00%
			Reinvestment Spread	3.54% - 5.75% / 4.26%
			Reinvestment Price	98.50% - 99.50% / 99.31%
			Recovery Rate	65.00% - 70.00% / 65.95%
			Expected Yield	15.00% - 72.00% / 30.96%

(1) Weighted average calculations are based on fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

Increases (decreases) in the annual default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher or lower fair value, depending on the circumstances.

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

The Adviser categorizes CLO equity investments as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, indicative broker quotations and data reported by trustees.

Valuation of CLO Debt:

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The COVID-19 pandemic has magnified these risks and has had, and may continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments.

Additionally, the COVID-19 pandemic has caused CLOs to experience increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may continue to cause, payments that would have otherwise been made to the CLO equity to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may continue to cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the COVID-19 pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Geopolitical Risk

On February 24, 2022, the President of Russia, Vladimir Putin, announced a military invasion of Ukraine. In response, countries worldwide, including the United States, have imposed sanctions against Russia on certain businesses and individuals, including, but not limited to, those in the banking, import and export sectors. This invasion has led, is currently leading, and for an unknown period of time will continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. These disruptions caused by the invasion have included, and may continue to include, political, social, and economic disruptions and uncertainties that may affect the Company’s business operations or the business operations of the Company’s investments.

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

Concentration Risk

The Company intends to be classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other related assets in the case of a CLO) that serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

As of the date of this report, the U.S. Federal Reserve Board has begun rapidly raising the federal funds rate, after a long period of maintaining historically low interest rates. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

LIBOR Risk

The CLO equity securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR. LIBOR is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally.

On March 5, 2021, the United Kingdom's Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that it will not compel panel banks to contribute to the overnight 1, 3, 6 and 12 months U.S. LIBOR tenors after June 30, 2023 and all other tenors after December 31, 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates (“IBORs”). To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the U.S. Federal Reserve Board and the Federal Reserve Bank of New York, was formed. On July 29, 2021, the ARRC formally recommended the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative replacement rate for LIBOR for use in derivatives and other financial contracts currently indexed to LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury backed repurchase transactions. The AARC has proposed a paced market transition plan to SOFR from LIBOR. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate, and SOFR is an overnight rate while LIBOR reflects term rates at different maturities. Although SOFR is the ARRC's recommended replacement rate, it is also possible that lenders may instead choose alternative replacement rates that may differ from LIBOR in ways similar to SOFR. In addition, the planned discontinuance of LIBOR and/or changes to another index could result in mismatches with the interest rate of some of the Company’s investments.

Recently, the CLOs the Company has invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the ARRC of the U.S. Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, the Company cannot ensure that all CLOs in which the Company invests will have such provisions, nor can the Company ensure the CLO investment managers will undertake the suggested amendments when able.

Beginning in January 2022, in lieu of LIBOR, substantially all U.S. CLO transactions will be issued using SOFR as their reference rates. SOFR is another short-term rate and is generally expected to increase as the U.S. Federal Reserve Board raises short-term Treasury rates. The Company’s existing CLOs, which typically use LIBOR as their reference rate, are expected to gradually change their reference rates to SOFR once the majority of the loans in their portfolios pay interest based off of SOFR. The Company does not expect the transition from LIBOR to SOFR to have a material impact on the liquidity or value of any of the Company’s LIBOR-referenced CLO investments. However, because the specific effects of a transition away from LIBOR cannot be determined with certainty as of the date of this filing, a transition away from LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked CLO investments;
•	require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time consuming renegotiations of existing documentation to modify the terms of outstanding investments;
•	result in inquiries or other actions from regulators in respect of the Company’s preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;
•	result in disputes, litigation or other actions with CLO investment managers, regarding the interpretation and enforceability of provisions in the Company’s LIBOR-based CLO investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;
•	require the transition and/or development of appropriate systems and analytics to effectively transition the Company’s risk management processes from LIBOR based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

•	cause the Company to incur additional costs in relation to any of the above factors.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which the Company invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which the Company is invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. The 3-month LIBOR currently exceeds the 1-month LIBOR by a historically high amount, which may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Company’s cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.

The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income resulting in smaller distributions to equity investors in these CLOs.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity investments in CLOs, which involve a number of significant risks. CLO equity securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets or instruments. Securities that are not rated are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

The Company entered into an investment advisory agreement with the Adviser dated July 7, 2023 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee and an incentive fee. However, the Adviser has voluntarily waived all such fees payable under the Advisory Agreement and will voluntarily waive all such fees payable under the Advisory Agreement until the date that the Company’s initial registration statement on Form N-2 (“Registration Statement”) is declared effective by the SEC.

The management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.25% of the Company’s “Total Equity Base.” “Total Equity Base” means the net asset value attributable to the limited liability company interests (prior to the application of the base management fee or incentive fee), and the paid-in or stated capital of the preferred interests in the Company, if any. The management fee shall be calculated based on the Total Equity Base at the end of the most recently completed calendar quarter and, with respect to any limited liability company interests or preferred interests issued or repurchased during such quarter, shall be adjusted to reflect the number of days during such quarter that such limited liability company interests and/or preferred interests, if any, was outstanding. In addition, the management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged a management fee of $3,024,592 for the ten months ended July 31, 2023, all of which was waived by the Adviser due to the voluntary waiver described above.

The Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income of the Company for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement (if in effect) and any interest expense and/or dividends paid on any issued and outstanding debt or Preferred Interests, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or change in unrealized appreciation or depreciation on investments.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, shall be compared to a “hurdle rate” of 2.00% per quarter. The Company shall pay the Adviser an Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed 2.00%; (2) 100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.353% in any calendar quarter; and (3) 15% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.353% in any calendar quarter.

The portion of such Incentive Fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

The Company incurred an Incentive Fee of $5,554,299 for the ten months ended July 31, 2023, all of which was waived by the Adviser due to the voluntary waiver described above.

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

Administrator

Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities, equipment, and clerical, bookkeeping, and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s Sole Member. In addition, the Administrator provides the Company with accounting services, assists the Company in determining the Company’s NAV, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares any audits by an independent public accounting firm of the Company’s financial statements. The Administrator also generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and provides such other administrative services as the Company may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the Company’s allocable portion of the compensation of the Company’s chief financial officer and chief compliance officer and the Company’s allocable portion of the compensation of any administrative support staff. The Company’s allocable portion of such total compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator.

The Administrator did not charge the Company for services performed under the Administration Agreement for the ten months ended July 31, 2023.

Short-term Loan

On November 15, 2022, the Company entered into an agreement with Monterey Portfolio Trust, LLC, a subsidiary of Eldridge, as lender to provide the Company with a $7,000,000 short-term loan (“STL”). The STL was entered into to partially fund the two investments made during the ten months ended July 31, 2023. The STL has a maturity date of November 15, 2023 but has a mandatory prepayment clause if the Company successfully issues equity interests pursuant to an underwritten public offering of its shares.

The STL bears interest at a fixed rate of 10% per annum. Interest expense on the STL was $503,124 for the ten months ended July 31, 2023.

Exemptive Relief

The Adviser expects to co-invest on a concurrent basis for the Company with other accounts managed by the Adviser and certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s and the Company’s written allocation procedures. The Company and the Adviser received exemptive relief from the SEC which allows the Company to engage in such transactions, subject to certain conditions. The Company has adopted procedures designed to comply with the requirements of the SEC order (“Co-Investment Order”), which procedures apply to the Adviser when recommending that the Company participate in a co-investment transaction subject to the order and otherwise.

5.	MEMBER’S EQUITY

For the period from September 9, 2021 to July 31, 2023, the Company was a wholly owned subsidiary of the Sole Member who contributed $242,000,000 of cash which was used by the Company to purchase the initial investment portfolio and the add-on investment portfolio from the Panagram Senior Loan Funds with a fair value and cost basis of $116,259,340 for the initial investment portfolio and $132,087,998 for the add-on investment portfolio.

Capital Contributions

The Sole Member may make from time to time, but is not required to make, capital contributions to the Company as shall be determined by the Sole Member.

Allocation of Profits and Losses

The Company’s profits and losses, if any, shall be allocated to the Sole Member.

Distributions

Distributions shall be made to the Sole Member at the times and in the aggregate amounts determined by the Sole Member.

Panagram Capital, LLC

(A Limited Liability Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the ten months ended July 31, 2023

Admission of Additional Members

One or more additional members of the Company may be admitted to the Company with the written consent of the Sole Member. Upon the admission of one or more additional members of the Company, the Limited Liability Company Agreement shall be amended to reflect such new member or members as a Member or Members of the Company.

6.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of July 31, 2023, the Company had one unfunded commitment totaling $2,414,038.

7.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

The Company does not believe that any recently issued, but not yet effective, accounting and tax standards, if currently adopted, would have a material effect on the accompanying financial statements.

9.	FINANCIAL HIGHLIGHTS

Financial highlights for the ten months ended July 31, 2023 for the Company are as follows:

Ratios/Supplemental Data
Member's equity at end of year	$239,974,028
Average member's equity	$234,039,800

Total return based on member's equity (1)	6.72%
Ratio of net investment income to average member's equity (2)	17.31%
Ratio of expenses to average member's equity (2)	4.75%
Portfolio turnover rate (3)	0.40%

(1)	The total return is a calculation of the Company's net increase in member's equity resulting from operations for the period divided by the Company's average member's equity for the period. The total return is not an annualized calculation.
(2)	The net investment income and expense ratios are annualized. Additionally, the expense ratio includes the waived annualized incentive fee and management fee that totals 4.40% of average member's equity while the net investment income ratio does not include such fees.
(3)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period, divided by the average fair value of investments for the same period. The portfolio turnover rate for the ten months ended July 31, 2023 is not annualized.

10.	SUBSEQUENT EVENTS

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 11, 2023. The Company has determined there are no events which would require adjustment to or disclosure in the Company’s financial statements and related Notes through this date.

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

The following financial statements of Panagram Capital, LLC (the “Registrant”) are included in Part A of the Registration Statement:

2. Exhibits:

(a)(1)	Certificate of Formation*
(a)(2)	Form of Certificate of Incorporation***
(b)(1)	Amended and Restated Limited Liability Company Operating Agreement**
(b)(2)	Form of Bylaws**
(c)	Not applicable
(d)	Not applicable
(e)	Dividend Reinvestment Plan*****
(f)	Not applicable
(g)	Investment Advisory Agreement, by and between Registrant and Panagram Capital Corporation Adviser, LLC****
(h)(1)	Form of Underwriting Agreement******
(i)	Not applicable
(j)	Custody Agreement, by and between the Registrant and U.S. Bank, National Association*
(k)(1)	Administration Agreement, by and between the Registrant and Panagram Capital Administrator, LLC*
(k)(2)	Transfer Agent Servicing Agreement, by and between the Registrant and US Bancorp Fund Services, LLC**
(k)(3)	Form of License Agreement, by and between the Registrant and Panagram Structured Asset Management, LLC*
(l)	Opinion and Consent of Counsel******

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(m)	Not applicable
(n)	Consent of Registered Independent Public Accounting Firm*****
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of the Registrant*
(r)(2)	Code of Ethics of Panagram Capital Corporation Adviser, LLC****
(s)	Filing Fee Table***

* Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2, filed December 27, 2021.

** Incorporated by reference to the Registrant's Registration Statement on Form N-2, filed on August 26, 2022.

*** Incorporated by reference to the Registrant's Registration Statement on form N-2, filed on January 26, 2023.

**** Incorporated by reference to the Registrant's Registration Statement on Form N-2, filed on July 12, 2023.

***** Filed herewith.

****** To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$	[ ]
FINRA filing fee	$	[ ]
NYSE listing fee	$	[ ]
Printing and postage	$	[ ]
Legal fees and expenses	$	[ ]
Accounting fees and expenses	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

Note: Except for the SEC registration fee, the FINRA filing fee and the NYSE listing fee, all listed amounts are estimates.

The Adviser or affiliates of the Adviser will pay all of the Registrant’s organizational and offering expenses, including the sales load, incurred prior to or in connection with our initial public offering.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of each class of the Registrant’s securities as of [ ]:

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	1

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ITEM 30. INDEMNIFICATION

As permitted by Section 102 of the General Corporation Law of the State of Delaware (the “DGCL”), the Registrant has adopted provisions in its certificate of incorporation that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Panagram Capital Corporation Adviser, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Panagram Capital Administrator, LLC (the “Administrator”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

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The Underwriting Agreement will provide that the underwriters agree to indemnify, defend and hold harmless each of the Registrant, the Adviser and the Administrator, and each of their respective partners, directors, trustees, managers, members and shareholders (as the case may be), and each officer of the Registrant who signs the Registration Statement and each person, if any, who controls the Registrant, the Adviser and/or the Administrator within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Registrant or any such person may incur under the Securities Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter agent furnished in writing by underwriter agent to the Registrant expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the prospectus (or any supplement thereto) contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such prospectus (or supplement thereto) or necessary to make such information not misleading.

The Registrant has entered into indemnification agreements with its officers and directors. The indemnification agreements are intended to provide the Registrant’s officers and directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “The Adviser and the Administrator.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-128122), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Panagram Capital, LLC, 65 East 55th Street, 29th Floor, New York, NY 10022;

(2)	the Transfer Agent, U.S. Bank Global Fund Services, Inc., 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

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(3)	the Custodian, U.S. Bank, National Association is 8 Greenway Plaza, Suite 1100, Houston, TX 77046; and

(4)	the Adviser, Panagram Capital Corporation Adviser, LLC, 65 East 55th Street, 29th Floor, New York, NY 10022.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	The Registrant undertakes that:

(a)	for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)	Not applicable.

(7)	The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two but days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 11th day of September, 2023.

PANAGRAM CAPITAL, LLC

By:	/s/ John E. Kim
Name: John E. Kim
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John E. Kim	President and Chief Executive Officer and	September 11, 2023
John E. Kim	Chairman of the Board of Directors (Principal Executive Officer)

/s/ Craig Kitchin*	Chief Financial Officer, Secretary and Director	September 11, 2023
Craig Kitchin	(Principal Financial and Accounting Officer)

/s/ Joyce C. DeLucca*	Director	September 11, 2023
Joyce C. DeLucca

/s/ Michael Leitner*	Director	September 11, 2023
Michael Leitner

/s/ Michael E. Hopson*	Director	September 11, 2023
Michael E. Hopson

*By	/s/ John E. Kim
John E. Kim
Attorney-in-Fact pursuant to Powers of Attorney

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EXHIBIT INDEX

(e) Dividend Reinvestment Plan

(n) Consent of Independent Registered Public Accounting Firm